UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2014

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income
Strategic Income
World Bond

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

■	WORLD BOND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	38

Financial Statements	132

Financial Highlights	140

Notes to the Financial Statements	150

Report of Independent Registered Public Accounting Firm	182

Other Information	183

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Goldman Sachs Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund may invest heavily in investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Goldman Sachs World Bond Fund invests primarily in a portfolio of debt instruments, including bonds, derivatives and other instruments with similar economic exposures. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Economic conditions and monetary policies of global central banks drove the performance of the global fixed income markets during the 12 months ended March 31, 2014 (“the Reporting Period”).

When the Reporting Period began in April 2013, spread, or non-government bond, sectors were performing well, as investors sought higher yielding assets in the artificially low interest rate environment created by accommodative monetary policies of central banks around the world. The Federal Reserve (the “Fed”), for example, maintained its quantitative easing program through which it purchased approximately $85 billion of U.S. Treasury and mortgage-backed securities every month. In early May 2013, the European Central Bank (“ECB”) cut its main policy interest rate by 25 basis points to a record low 0.50%, citing weak Eurozone economic growth and slowing inflation. (A basis point is 1/100th of a percentage point.)

Meanwhile, U.S. economic data strengthened in late April and through May 2013, led by robust housing data and an improved employment picture. The strengthening trend prompted the Fed in mid-May 2013 to signal a possible reduction, or tapering, of its asset purchases later in 2013. In response to then-Fed Chair Bernanke’s testimony, government bond yields rose substantially, while spread sectors grew more volatile, reflecting widespread uncertainty over how markets might function should the Fed indeed withdraw support.

Market volatility drove global bond yields higher early in the third quarter of 2013 on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Ben Bernanke, and the risk of a military intervention in Syria. Subsequently, interest rates rose and spread sectors rallied on the Fed’s surprise decision at its September 2013 meeting to not yet start reducing asset purchases. The central bank cited insufficient economic conditions and concerns about fiscal tightening. Global economic growth momentum showed improvement, the Eurozone emerged from recession, and China’s economy stabilized on increased investment.

At the beginning of October 2013, a political stalemate over U.S. federal government funding led to a 16-day partial federal government shutdown. On October 16th, lawmakers reached a last-minute deal to extend the government’s borrowing authority, and the U.S. narrowly avoided a default. Also in October, Janet Yellen, a relatively dovish choice, was nominated to succeed Bernanke as Fed Chair in 2014.

Global bond yields increased in the fourth calendar quarter overall on improving economic data and, in December 2013, on the Fed’s decision to begin trimming its asset purchases. The Fed announced that starting in January 2014, it would reduce its monthly purchases of U.S. Treasury securities and mortgage-backed securities by $5 billion each, cutting its total monthly asset purchases from $85 billion to $75 billion. To mitigate the market impact of the taper announcement, the Fed reiterated its bias to keep rates low throughout the economic recovery.

During the first quarter of 2014, global bond yields declined overall. In January 2014, they fell on concerns about economic growth in the emerging markets and the condition of China’s banking system as well as on unusually cold weather and disappointing economic data in the U.S. In line with market expectations, the Fed announced in January that it would reduce its monthly asset purchases by an additional $10 billion in February 2014. The ECB restated its accommodative bias, dwelling less on recent positive economic data and more on potential downside risks to growth and inflation. U.S. economic data showed improvement during February 2014, suggesting that previous weakness may have been

MARKET REVIEW

influenced by temporary factors such as poor winter weather and a reduction in inventories. In the Eurozone, data continued to paint a picture of gently improving economic growth alongside subdued inflation, easing pressure on the ECB to offer more stimulus. Russia’s military presence in the Ukraine and tensions over Crimea’s possible secession weighed heavily on that region’s markets. Russian assets took the brunt of the selloff, and the Russian central bank hiked interest rates to curb further currency depreciation. The Fed announced it would cut its monthly asset purchases by another $10 billion in March 2014. In March, fixed income investors generally focused on events in the Ukraine and the implementation of U.S. and European sanctions on Russia. Although the global manufacturing Purchasing Managers Index (“PMI”) dipped, it remained in solidly expansionary territory — led by continued strong activity in the U.S. and U.K. — with the notable exception of China, where production contracted by the sharpest degree since November 2011. In the U.S., the Fed’s March 2014 policy announcements suggested a rate hike may come sooner than markets anticipated, possibly in mid-2015. At the same time, the Fed said it would taper its monthly asset purchases by another $10 billion in April 2014, to $55 billion, and dropped language regarding the 6.5% unemployment rate as its threshold for rate hikes.

For the Reporting Period overall, high yield corporate bonds posted the strongest performance within the fixed income market. Investment grade corporate bonds and sovereign emerging markets debt also outperformed U.S. Treasury securities. In addition, mortgage-backed securities, asset-backed securities and agency securities outperformed U.S. Treasuries, albeit more modestly. Meanwhile, the U.S. Treasury yield curve, or spectrum of maturities, steepened during the Reporting Period, with rates on longer-term maturities increasing more than those on shorter-term maturities. Yields on three-month and six-month maturities actually declined. The yield on the bellwether 10-year U.S. Treasury rose approximately 86 basis points during the Reporting Period to 2.72%.

Looking Ahead

In our opinion, U.S. economic growth is likely to rebound near term, and we expect housing construction to be a key source of strength during 2014. The economy should also benefit, in our view, from strong private sector balance sheets, including both household wealth and a corporate cash surplus. We believe improving economic growth should put pressure on the Fed to raise interest rates sooner than the market was anticipating at the end of the Reporting Period. Outside the U.S., we expect China’s unsustainable credit growth and rising schedule of maturing trust products to create tighter financial conditions, but the Chinese government may offset this with more fiscal spending, thereby keeping the country’s economic growth near 7.5%.

Meanwhile, we believe Europe is mired in a low economic growth, low inflation environment. Recent improvements, in our view, have been driven by disinflationary factors (e.g., falling labor costs and improved competitiveness as well as lower imports in peripheral nations) rather than inflationary factors (e.g., consumer spending in Germany remains stagnant). We expect additional ECB easing in support of Eurozone economies. In Japan, we believe economic growth is likely to slow in the second half of 2014. Government reforms have benefited corporations, but wage growth is modest. As a result, the upcoming consumption tax hike is likely to weigh on Japan’s economic growth, and the markets may be overestimating the Bank of Japan’s willingness to respond. In the emerging markets, many countries appear to be in the later stages of the business cycle, which is typically associated with higher volatility and lower return. In our view, such volatility may provide attractive opportunities given the divergence in country-specific fundamentals and policy.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 0.12%, -0.61%, -0.71%, 0.47%, -0.03%, 0.37% and -0.13%, respectively. These returns compare to the -0.10% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our top- down cross-sector strategy was also a primary contributor to Fund performance during the Reporting Period. Our cross- sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

Detracting from the Fund’s results was positioning within the Fund’s country strategy. There were no other material detractors from the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s exposure to corporate bonds contributed positively to relative results, as the sector was supported by solid credit fundamentals, high profit margins and healthy cash balances. The Fund began the Reporting Period overweight corporate bonds, but we trimmed back exposure early in the third quarter of 2013 on prospects of increased volatility and a less supportive seasonal environment. The Fund’s exposure to non-agency mortgage-backed securities also proved beneficial, as the U.S. housing market showed signs of improvement. Additionally, we added exposure to U.S. municipal bonds later in 2013, as high municipal-to-U.S. Treasury yield ratios made long-dated, high quality tax- exempt municipal bonds attractive in our view. This exposure added value, as municipal-to-U.S. Treasury yield ratios subsequently declined.

Individual issue selection within the collateralized debt sector contributed positively to performance, especially choices of agency collateralized mortgage obligations and agency mortgage-backed security pass-throughs. (Pass- through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Selections of U.S. securities within the government/ agency sector also had a positive impact on the Fund’s returns. Within the corporate bond sector, choices amongst investment grade industrial and financial securities helped most.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a positive impact on its results during the Reporting Period. This was primarily due to a short U.S. duration position relative to the Barclays Index, as interest rates rose throughout the latter part of 2013 on positive economic data and anticipation of the inception of asset purchase tapering by the Federal Reserve (the “Fed”). Heading into 2014, economic data in the U.S. weakened materially, in part the result of unusually cold winter weather. Yields, in turn, declined from year-end 2013 levels. U.S. interest rates ticked higher again in March 2014, as economic data improved and interest rate projections that came out of the then most recent Fed meeting pointed to a potentially accelerated path for policy tightening. A long duration position in European interest rates also added to the Fund’s returns during the Reporting Period, as yields fell with the European Central Bank maintaining its bias toward easy monetary policy.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over- the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we modestly adjusted the Fund’s duration positioning as market conditions shifted. However, we maintained the Fund’s short U.S. duration stance relative to that of the Barclays Index for most of the Reporting Period on expectations that interest rates would rise in the face of reduced monetary policy support from the Fed and on an improving economic growth picture in the U.S.

From a sector perspective, the Fund began the Reporting Period with an overweight position in corporate bonds, but we trimmed the position to an underweight relative to the Barclays Index during the summer months, as volatility increased and due to the weak seasonal period. We maintained a bias toward lower quality investment grade corporate bonds during these months. After the Fed announced in mid-September 2013 that it would keep pace with its asset purchase program, surprising the market that it would not yet begin to taper, we re-established the Fund’s overweight exposure to corporate bonds. We pared exposure to corporate bonds again heading into 2014 against a backdrop of a strengthening U.S. recovery counter-balanced by reduced market support and seemingly fair valuations.

We added exposure to long-dated U.S. municipal bonds later in 2013. Amongst agency mortgage-backed securities, the Fund maintained a modest overweight exposure to agency multi-family securities, while remaining underweight relative to the Barclays Index in agency mortgage-backed security pass-throughs. We maintained the Fund’s overweighted exposure relative to the Barclays Index to non-agency mortgage-backed securities throughout the Reporting Period given rather positive fundamentals in the U.S. housing market. We reduced the Fund’s exposure to emerging market debt in light of turmoil experienced by several countries during the Reporting Period. We increased the Fund’s exposure to U.S. Treasury securities and reduced the Fund’s position in short-term investments.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	At the end of March 2014, the Fund had its most overweighted allocation relative to the Barclays Index on a market-value weighted basis in investment grade corporate bonds, with an emphasis on the financials industry. The Fund also had more modestly overweighted exposure at the end of the Reporting Period to covered bonds, commercial mortgage-backed securities, asset-backed securities, residential mortgage-backed securities and quasi-government securities (may include taxable municipal debt obligations or municipal securities). (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) Within the residential mortgage-backed securities sector, the Fund had an overweighted allocation to agency collateralized mortgage obligations and non-U.S. mortgage-backed securities and an underweighted exposure to mortgage-backed security pass-throughs. Within the quasi-government securities sector the Fund had an emphasis on agency government guaranteed securities. The Fund also had modest exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in U.S. government securities and a rather neutral position compared to the Barclays Index in emerging market debt. The Fund had a short overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.12%	-0.10%	1.60%	1.60%
Class B	-0.61	-0.10	0.92	0.92
Class C	-0.71	-0.10	0.92	0.92
Institutional	0.47	-0.10	2.00	2.00
Service	-0.03	-0.10	1.50	1.50
Class IR	0.37	-0.10	1.90	1.90
Class R	-0.13	-0.10	1.41	1.41

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.60%	6.43%	3.33%	4.93%	5/1/97
Class B	-5.58	6.10	3.09	4.79	5/1/97
Class C	-1.70	6.44	2.96	4.24	8/15/97
Institutional	0.47	7.61	4.09	5.62	1/5/94
Service	-0.03	7.07	3.58	5.08	3/13/96
Class IR	0.37	7.50	N/A	3.96	11/30/07
Class R	-0.13	6.98	N/A	3.46	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Institutional	0.47	0.47
Service	0.97	0.97
Class IR	0.56	0.56
Class R	1.06	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.12%	7.24%	3.73%	5.17%
Including sales charges	-3.60%	6.43%	3.33%	4.93%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	-0.61%	6.44%	3.09%	4.79%
Including contingent deferred sales charges	-5.58%	6.10%	3.10%	4.79%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.71%	6.44%	2.96%	4.24%
Including contingent deferred sales charges	-1.70%	6.44%	2.96%	4.24%

Institutional Class (Commenced January 5, 1994)	0.47%	7.61%	4.09%	5.62%

Service Class (Commenced March 13, 1996)	-0.03%	7.07%	3.58%	5.08%

Class IR (Commenced November 30, 2007)	0.37%	7.50%	N/A	3.96%

Class R (Commenced November 30, 2007)	-0.13%	6.98%	N/A	3.46%

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Plus Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 1.27%, 0.42%, 0.42%, 1.62%, 1.12%, 1.42% and 0.92%, respectively. These returns compare to the -0.10% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. Our top- down cross-sector strategy was also a primary contributor to Fund performance during the Reporting Period. Our cross- sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection overall added value as well.

There were no material detractors from the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s exposures to corporate bonds and non-agency mortgage- backed securities contributed positively to relative results. Spread, or non-U.S. Treasury, sectors rallied on the heels of an improving housing sector and positive economic data. These sectors sold off late in September 2013 after the Federal Reserve (the “Fed”) introduced volatility into the markets with its surprise announcement that it would not yet begin to taper its quantitative easing program as the markets had widely anticipated. We temporarily reduced the Fund’s exposure to these sectors at that time, but as volatility began to subside, we subsequently reinstated the Fund’s positions in these sectors, which performed well through the end of 2013 and into the first quarter of 2014. The corporate bond sector was supported by solid credit fundamentals, high profit margins and healthy cash balances. Non-agency mortgage-backed securities performed well as the U.S. housing market showed signs of improvement.

Additionally, we added exposure to U.S. municipal bonds later in 2013, as high municipal-to-U.S. Treasury yield ratios made long-dated, high quality tax-exempt municipal bonds attractive in our view. This exposure added value, as municipal-to-U.S. Treasury yield ratios subsequently declined.

Individual issue selection within the collateralized and corporate bond sectors added value. Within the collateralized sector, selection of non-agency collateralized mortgage obligations helped most. Within the corporate bond sector, choices amongst investment grade industrial securities, with a lower quality bias, proved particularly effective.

On the other hand, choices made within the emerging market debt sector detracted from the Fund’s relative results, as the combination of Fed tapering, U.S. economic growth outpacing economic growth in emerging markets, and China

PORTFOLIO RESULTS

worries created headwinds for the sector, especially during the third quarter of 2013.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a positive impact on its results during the Reporting Period. We maintained a short U.S. duration bias relative to the Barclays Index through much of the Reporting Period on the belief that improving economic growth and an increased likelihood of the Fed beginning to taper its asset purchases sooner than the market anticipated would drive interest rates higher. This shorter duration stance in the U.S. relative to the Barclays Index detracted early in the second quarter of 2013, as fiscal concerns, a softer global economic outlook and apprehension surrounding the Cypriot bailout drove yields lower. The Fund recovered as interest rates rose sharply following mid-May 2013 comments by the Fed on the possibility of tapering asset purchases later in 2013. Toward the end of the third quarter of 2013, we temporarily moved to a more neutral U.S. duration position as a result of the withdrawal of Lawrence Summers’ candidacy for Fed chair and in anticipation of the September 2013 Fed meeting. The Fund continued to benefit as interest rates rose in the final months of 2013 as a result of continued positive economic data releases and the announcement in December 2013 that the Fed would begin tapering its asset purchases in January 2014. However, concerns surrounding conflicts in Eastern Europe, specifically the Crimean peninsula of the Ukraine, drove interest rates down during the first quarter. The Fund’s duration positioning then detracted, counteracting some earlier gains.

For the Reporting Period overall, the Fund benefited from a long duration position in European interest rates, as yields fell with the European Central Bank strengthening its commitment to lower rates for an extended period. We also tactically managed duration positioning in Japan, moving from a short duration stance early in the second quarter of 2013 to a modestly long duration stance in the third quarter of 2013 when aggressive policy stimulus was announced by the Bank of Japan. The Fund ended the third calendar quarter with a neutral duration position in Japanese rates and then maintained a short duration position in Japanese interest rates for much of the second half of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over- the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we modestly adjusted the Fund’s duration positioning as market conditions shifted. However, we maintained the Fund’s short U.S. duration stance relative to that of the Barclays Index for most of the Reporting Period on expectations that interest rates would rise in the face of reduced monetary policy support from the Fed and on an improving economic growth picture in the U.S.

From a sector perspective, the Fund began the Reporting Period with an overweight position in corporate bonds, but we trimmed the position to an underweight relative to the Barclays Index during the summer months, as volatility increased and due to the weak seasonal period. We maintained a bias toward lower quality investment grade corporate bonds during these months. After the Fed

PORTFOLIO RESULTS

announced in mid-September that it would keep pace with its asset purchase program, surprising the market that it would not yet begin to taper, we re-established the Fund’s overweight exposure to corporate bonds. We pared exposure to corporate bonds again heading into 2014 against a backdrop of a strengthening U.S. recovery counter-balanced by reduced market support and seemingly fair valuations.

We added exposure to long-dated U.S. municipal bonds later in 2013. Amongst agency mortgage-backed securities, the Fund maintained a modest overweight exposure to agency multi-family securities, while remaining underweight relative to the Barclays Index in agency mortgage-backed security pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) We maintained the Fund’s overweighted exposure relative to the Barclays Index to non-agency mortgage-backed securities throughout the Reporting Period given rather positive fundamentals in the U.S. housing market. We reduced the Fund’s exposure to emerging market debt in light of turmoil experienced by several countries during the Reporting Period. We increased the Fund’s exposure to U.S. Treasury securities and reduced the Fund’s position in short-term investments.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	At the end of March 2014, the Fund had overweighted allocations relative to the Barclays Index on a market-value weighted basis in asset-backed securities, high yield corporate bonds and emerging market debt. The Fund also had exposure to municipal bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the Barclays Index in U.S. government securities, investment grade corporate bonds and commercial mortgage-backed securities and rather neutral exposure relative to the Barclays Index in quasi-government securities (may include taxable municipal debt obligations or municipal securities), residential mortgage-backed securities and covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a short overall duration compared to the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	1.27%	-0.10%	2.03%	1.72%
Class B	0.42	-0.10	1.37	1.05
Class C	0.42	-0.10	1.37	1.05
Institutional	1.62	-0.10	2.45	2.13
Service	1.12	-0.10	1.95	1.62
Class IR	1.42	-0.10	2.35	2.03
Class R	0.92	-0.10	1.86	1.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Since Inception	Inception Date
Class A	-2.51%	6.54%	4.68%	11/30/06
Class B	-4.60	6.19	4.87	6/20/07
Class C	-0.58	6.57	4.43	11/30/06
Institutional	1.62	7.73	5.59	11/30/06
Service	1.12	7.20	5.51	6/20/07
Class IR	1.42	7.55	5.36	11/30/07
Class R	0.92	7.07	4.88	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.83%	0.98%
Class B	1.58	1.73
Class C	1.58	1.73
Institutional	0.49	0.64
Service	0.99	1.13
Class IR	0.58	0.73
Class R	1.08	1.24

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Plus Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	1.27%	7.36%	N/A	5.22%
Including sales charges	-2.51%	6.54%	N/A	4.68%

Class B (Commenced June 20, 2007)
Excluding contingent deferred sales charges	0.42%	6.57%	N/A	4.87%
Including contingent deferred sales charges	-4.60%	6.19%	N/A	4.87%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	0.42%	6.57%	N/A	4.43%
Including contingent deferred sales charges	-0.58%	6.57%	N/A	4.43%

Institutional Class (Commenced November 30, 2006)	1.62%	7.73%	N/A	5.59%

Service Class (Commenced June 20, 2007)	1.12%	7.20%	N/A	5.51%

Class IR (Commenced November 30, 2007)	1.42%	7.55%	N/A	5.36%

Class R (Commenced November 30, 2007)	0.92%	7.07%	N/A	4.88%

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 2.16%, 1.40%, 1.40%, 2.51%, 1.98% and 2.34%, respectively. These returns compare to the 1.32% average annual total return of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Primary contributors to the Fund’s performance were our country, cross-sector and duration strategies. Within our country strategy, our five-year/five-year relative value trading proved most effective. (The strategy looks at various countries, both developed and emerging market, for relative value opportunities.) Our long Europe versus short U.S. trade also proved to be beneficial, particularly during the second half of the Reporting Period. Overall, the Fund’s positioning in the U.S., Australia and Japan contributed positively to results, while positioning in Sweden detracted from the Fund’s performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Our currency strategy detracted from the Fund’s results. An underweight position in the Swiss franc and an overweight position in the Mexican peso hurt most.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s tactical overweights to corporate bonds, non-agency mortgage-backed securities and commercial mortgage-backed securities contributed positively to its performance. Bottom-up individual issue selection within the collateralized, government/agency, corporate and emerging market debt sectors also boosted the Fund’s relative results during the Reporting Period.

Conversely, overweighted allocations to emerging market debt and tactical positioning in covered bonds detracted from the Fund’s results during the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) Individual issue selection amongst municipal bonds also detracted from the Fund’s performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning contributed positively to results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. Particularly benefiting the Fund’s results was our tactical short U.S. duration position relative to the Barclays Index maintained through most of second half of the Reporting Period, as U.S. yields generally rose during these months on expectations and then the actuality announced in December 2013 of a gradual withdrawal of accommodative monetary

PORTFOLIO RESULTS

policy via a reduction in asset purchases by the U.S. Federal Reserve (the “Fed”) that began in January 2014.

The Fund’s short duration bias to the Japanese government bond yield curve also proved beneficial, particularly during the second quarter of 2013, when global government bond yields broadly increased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. We increased the Fund’s weightings in commercial mortgage-backed securities, government securities and residential mortgage-backed securities, established a position in municipal bonds and reduced the Fund’s relative exposure to quasi-government securities (may include taxable municipal debt obligations or municipal securities), covered bonds, emerging market debt and investment grade corporate bonds. We increased the Fund’s position in cash.

From a country perspective, we maintained the Fund’s overall exposure to the Eurozone relative to the Barclays Index, but within the Eurozone, we decreased the Fund’s relative exposure to Germany and increased the Fund’s relative exposure to Spain and Italy, based on our relative value country strategy. Elsewhere, we increased the Fund’s relative exposure to Japan and the U.K. and decreased relative exposure to the U.S.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	At the end of March 2014, as measured by contribution to duration, the Fund had overweighted allocations relative to the Barclays Index in collateralized securities, including commercial mortgage-backed securities and residential mortgage-backed securities, as well as in municipal bonds. The Fund had underweighted exposure relative to the benchmark index in government securities, quasi-government securities (may include taxable municipal debt obligations or municipal securities) and covered bonds and was rather neutral to the Barclays Index in corporate bonds, both investment grade and high yield, and emerging market debt.

From a country perspective, as measured by contribution to duration, the Fund was overweight relative to the benchmark in the Eurozone overall, but within the region, was modestly underweight France and Ireland and overweight Germany, Spain and Italy at the end of the Reporting Period. The Fund was underweight relative to the Barclays Index in Japan, the U.K. and the U.S. The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Global Income Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays Global Aggregate Bond Index (Gross, USD, hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.16%	1.32%	1.23%	1.18%
Class B	1.40	1.32	0.53	0.48
Class C	1.40	1.32	0.53	0.49
Institutional	2.51	1.32	1.61	1.56
Service	1.98	1.32	1.12	1.07
Class IR	2.34	1.32	1.52	1.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond Index (Gross, USD, hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.64%	5.22%	3.78%	5.48%	8/2/91
Class B	-3.67	4.83	3.54	4.94	5/1/96
Class C	0.39	5.24	3.41	4.14	8/15/97
Institutional	2.51	6.39	4.56	5.95	8/1/95
Service	1.98	5.85	4.03	4.85	3/12/97
Class IR	2.34	N/A	N/A	3.91	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	1.15%
Class B	1.79	1.90
Class C	1.79	1.90
Institutional	0.69	0.81
Service	1.19	1.31
Class IR	0.79	0.90

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/14	as of 3/31/13
U.S. Dollar[7]	48.7%	56.7%
Euro	28.3	28.2
Japanese Yen	11.6	7.1
British Pound	4.7	2.7
Canadian Dollar	2.8	2.4
Mexican Peso	1.0	0.9
Swedish Krona	0.9	1.1
South Korean Won	0.8	0.8
Australian Dollar	0.6	0.7
Danish Krone	0.6	0.6
South African Rand	0.5	1.0
Czech Koruna	0.1	0.0
Russian Ruble	0.0	0.3

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 3/31/14 and 3/31/13 would have been 55.9% and 56.7%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on April 1, 2004 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (Gross, USD, hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2004 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	2.16%	6.02%	4.18%	5.66%
Including sales charges	-1.64%	5.22%	3.78%	5.48%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	1.40%	5.24%	3.54%	4.94%
Including contingent deferred sales charges	-3.67%	4.83%	3.54%	4.94%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	1.40%	5.24%	3.41%	4.14%
Including contingent deferred sales charges	0.39%	5.24%	3.41%	4.14%

Institutional Class (Commenced August 1, 1995)	2.51%	6.39%	4.56%	5.95%

Service Class (Commenced March 12, 1997)	1.98%	5.85%	4.03%	4.85%

Class IR (Commenced July 30, 2010)	2.34%	N/A	N/A	3.91%

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 4.16%, 3.37%, 4.51%, 4.32% and 3.90%, respectively. These returns compare to the 0.29% average annual total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Overall, the Fund’s performance was driven by a pro-global economic growth view, including a constructive view on the U.S. economy expressed via sizable positions in corporate bonds and mortgage-backed securities. Additionally, the ability to hedge duration risk around the possibility of rising U.S. interest rates modestly helped the Fund’s performance.

Within our top-down strategies, our country selection, cross- sector and duration strategies contributed positively to Fund performance. Our cross-sector strategy is one in which we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Within our country strategy, relative value trades strongly benefited results, especially our long Europe versus short U.S. trade and our five-year/five- year country valuation strategy. (The strategy looks at various countries, both developed and emerging market, for relative value opportunities.) Duration is a measure of the Fund’s sensitivity to changes in interest rates. Bottom-up individual issue selection within the mortgage-backed securities sector also added value during the Reporting Period.

Detracting from the Fund’s performance was our currency strategy and individual issue selection within the emerging market debt and government/agency sectors. These strategies reflect any active views we take on these particular sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s sizable exposures to corporate bonds and non- agency mortgage-backed securities contributed positively to its performance. Additionally, our individual issue selection within the mortgage-backed securities sector boosted results.

Conversely, within our currency strategy, the Fund’s positioning with respect to Asian foreign exchange, such as our views on the Malaysian ringgit, Indian rupee and Philippine peso, weighed on performance. Within emerging market debt, the Fund’s Brazilian yield curve positioning detracted from performance. Our forward positioning on the U.S. and U.K. yield curves within our government/agency strategy produced negative returns.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The combined effect of the Fund’s tactical duration and yield curve positioning contributed positively, albeit modestly, to results during the Reporting Period. Early in the Reporting Period, the Fund was long the U.S. Treasury yield curve. We then moved to a short duration on the U.S. Treasury yield curve and maintained that stance for the majority of the time from May 2013 through the end of the Reporting Period. Such positioning helped overall, as interest rates rose during the Reporting Period as a whole on speculation the Federal

PORTFOLIO RESULTS

Reserve (the “Fed”) would taper its quantitative easing program and then as it actually formally announced in December 2013 that it would begin reducing its monthly asset purchases by $10 billion per month beginning in January 2014. The 10-year U.S. Treasury yield ended the Reporting Period approximately 86 basis points higher at 2.72%. (A basis point is 1/100th of a percentage point.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. During the Reporting Period, we generally moderated risk, as markets dealt with surprises around Fed monetary policy, geopolitical tensions in Syria and between Russia and Ukraine, and the slowing effects of severe winter weather on the U.S. economy.

We shifted the Fund’s duration positioning from a long U.S. duration position at the beginning of the Reporting Period to a short U.S. duration position in May 2013, which we maintained and then added to with a rather neutral U.S. duration stance, as the Fed delayed its tapering at its mid-September 2013 meeting and as Lawrence Summers surprisingly exited from the running for next Fed chair. We then shifted back to a short U.S. duration stance in the latter months of the Reporting Period, as the Fed began tapering in January 2014 and as our outlook for U.S. economic growth and for other core market economies improved.

During the first half of the Reporting Period, we increased the Fund’s exposure to emerging market debt, as sell-offs in the sector created value, in our view, especially over the longer-term horizon. As the Reporting Period progressed, we shifted the Fund’s emerging market debt overweight position closer to a neutral one. We believed improving economic growth prospects for core markets, prospects of rising interest rates, and market concerns over an economic slowdown in China would likely put pressure on emerging market debt. At the same time, we believed such pressures could potentially give rise to an increasing number of relative value opportunities as individual country fundamentals became increasingly divergent.

We reduced the Fund’s exposure to corporate bonds and mortgage-backed securities, although we maintained the Fund’s sizable positions. We established a position in high quality, long-dated municipal bonds, as prior underperformance of the sector drove valuations to what we considered to be attractive levels. We reduced the municipal bond position toward the end of the Reporting Period, as the yield ratio of 30-year U.S. Treasuries to municipal bonds decreased. We increased the Fund’s exposure to U.S. Treasury securities and reduced its positions in asset-backed securities, commercial mortgage-backed securities, short- term loans and short-term investments.

PORTFOLIO RESULTS

Q	How was the Fund positioned at the end of March 2014?

A	At the end of March 2014, the Fund had the majority of its total net assets invested in U.S. government securities, followed at some distance by agency and non-agency mortgage-backed securities. The Fund also maintained exposure at the end of the Reporting Period to emerging market debt, high yield corporate bonds, municipal bonds, collateralized loan obligations, commercial mortgage-backed securities, investment grade corporate bonds, quasi-government securities (may include taxable municipal debt obligations or municipal securities), corporate bank loans, covered bonds and asset-backed securities. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had a sizable position in cash at the end of the Reporting Period.

The Fund’s largest duration position at the end of the Reporting Period was its long duration position in Europe. The Fund had a more modest long duration position in Canada. The Fund maintained short duration positions in the U.S., Japan and the U.K. The Fund had a short duration overall relative to the LIBOR Index at the end of the Reporting Period.

From a currency perspective, the Fund maintained long currency positions in the U.S. dollar and, to a significantly more modest degree, in the Mexican peso, the Malaysian ringgit, the Polish zloty, the Norwegian krone and the Russian ruble. The Fund was most short the Swiss franc, the New Zealand dollar, the Singapore dollar, the Japanese yen, the British pound and the Hungarian forint at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 1, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	4.16%	0.29%	2.13%	2.13%
Class C	3.37	0.29	1.46	1.46
Institutional	4.51	0.29	2.55	2.55
Class IR	4.32	0.29	2.46	2.46
Class R	3.90	0.29	1.96	1.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]The	method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Since Inception	Inception Date
Class A	0.23%	3.92%	6/30/10
Class C	2.35	4.20	6/30/10
Institutional	4.51	5.33	6/30/10
Class IR	4.32	5.21	6/30/10
Class R	3.90	4.71	6/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.99%	0.99%
Class C	1.74	1.74
Institutional	0.65	0.65
Class IR	0.74	0.74
Class R	1.23	1.23

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report.

SECTOR ALLOCATIONS[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on June 30, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2010 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	4.16%	N/A	N/A	4.98%
Including sales charges	0.23%	N/A	N/A	3.92%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	3.37%	N/A	N/A	4.20%
Including contingent deferred sales charges	2.35%	N/A	N/A	4.20%

Institutional Class (Commenced June 30, 2010)	4.51%	N/A	N/A	5.33%

Class IR (Commenced June 30, 2010)	4.32%	N/A	N/A	5.21%

Class R (Commenced June 30, 2010)	3.90%	N/A	N/A	4.71%

PORTFOLIO RESULTS

Goldman Sachs World Bond Fund

Investment Objective

The Fund seeks total return, emphasizing current income, and, to a lesser extent, capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs World Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -0.43%, -1.11%, -0.08%, -0.10% and -0.70%, respectively. These returns compare to the -0.67% average annual total return of the Fund’s benchmark, the Barclays Global Sovereign Fiscal Strength Index (Gross, USD, Unhedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our cross-sector strategy generated mixed results. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration strategy contributed most positively to the Fund’s performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Through most of the Reporting Period, the Fund had an underweighted exposure to the government securities sector and overweight positions in quasi-government securities (may include taxable municipal debt obligations or municipal securities) and emerging market debt. The Fund’s positioning in government securities and quasi-government securities contributed positively to its performance, as tapering talk and then action from the Federal Reserve (the “Fed”) prompted a rise in developed market government bond yields during the Reporting Period. However, the Fund’s positioning in emerging market debt detracted, as the combination of anticipation of the Fed tapering its quantitative easing program, U.S. economic growth outpacing economic growth in emerging markets, and China worries created headwinds and drove a sell-off in the sector during the Reporting Period overall.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning contributed positively to results during the Reporting Period, most especially during the second half of 2013. Overall, the Fund maintained a shorter duration than the Barclays Index during the Reporting Period, although the Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduce risk through volatile markets. We began the Reporting Period with the Fund having a longer duration than the Barclays Index. We then shifted to a comparatively shorter duration than the Barclays Index toward the end of June 2013 and maintained this stance through the remainder of the Reporting Period.

Within the strategy, the Fund’s short duration positioning in the U.S. and Japan relative to the Barclays Index contributed most. More specifically, the Fund’s short position at the 10-year segment of the U.S. Treasury yield curve and a short position at the seven-year segment of the Japanese government bond curve were the primary contributors, as yields rose during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate and currency risks more effectively by allowing us both to hedge and to

PORTFOLIO RESULTS

apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate swaps were also used as cost- efficient instruments to help grant us greater precision and versatility in the management of active strategies, especially our country strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we adjusted the Fund’s duration positioning as market conditions shifted during the Reporting Period. We reduced the Fund’s duration, decreasing interest rate exposure given anticipation of the Fed tapering and of a rise in interest rates on the back of strong growth prospects in the U.S. We also implemented a five-year/five-year relative value trading strategy within our country strategy using interest rate swaps. The strategy looks at ten developed countries, i.e. those of the G10, versus six emerging market countries for relative value opportunities. (The G10 are actually eleven industrialized nations that meet on an annual basis to consult each other and to debate and cooperate on international financial matters. The emerging market countries we look at via this strategy are Brazil, South Korea, Malaysia, Mexico, Poland and South Africa.)

Q	How was the Fund positioned relative to its benchmark index at the end of March 2014?

A	At the end of March 2014, the Fund had an underweighted allocation relative to the Barclays Index in U.S. Treasuries. The Fund also had an underweighted exposure relative to the Barclays Index in emerging market debt. The Fund had an overweighted allocation relative to the Barclays Index in quasi-government securities (may include taxable municipal debt obligations or municipal securities) and a sizable position in cash at the end of the Reporting Period. The Fund had an underweight in foreign sovereign bonds in duration terms relative to the Barclays Index.

From a country perspective, the Fund was overweight relative to the Barclays Index in Germany, Spain, Italy and the U.K. at the end of March 2014. The Fund was underweight relative to the Barclays Index in Japan, the U.S., France and the emerging markets overall. The Fund was neutral to the Barclays Index in Australia, Canada, Denmark, Ireland, Greece, Norway and Sweden at the end of the Reporting Period.

In terms of currencies, the Fund was underweight the Swiss franc, New Zealand dollar, Japanese yen, British pound, Canadian dollar and Swedish krona compared to the Barclays Index at the end of the Reporting Period and overweight relative to the Barclays Index in the U.S. dollar and the Norwegian krone. The Fund was neutral to the Barclays Index in the Australian dollar and the euro at the end of March 2014.

The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

World Bond Fund

as of March 31, 2014

PERFORMANCE REVIEW
April 30, 2013– March 31, 2014	Fund Total Return (based on NAV)[1]	Barclays Global Sovereign Fiscal Strength Index (Gross, USD, Unhedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.43%	-0.67%	1.66%	-0.73%
Class C	-1.11	-0.67	0.97	-1.50
Institutional	-0.08	-0.67	2.06	-0.42
Class IR	-0.10	-0.67	1.97	-0.51
Class R	-0.70	-0.67	1.49	-0.97

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Sovereign Fiscal Strength Index (Gross, USD, Unhedged) family is a new rules-based alternative weight benchmark offering that uses fundamental measures of fiscal sustainability to depart from market capitalization country weights in existing bond indices. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/14	One Year	Since Inception	Inception Date
Class A	-4.20%	-3.64%	11/30/12
Class C	-2.09	-1.49	11/30/12
Institutional	-0.08	-0.50	11/30/12
Class IR	-0.10	-0.52	11/30/12
Class R	-0.70	-1.11	11/30/12

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the period shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	4.14%
Class C	1.78	5.46
Institutional	0.71	4.37
Class IR	0.86	4.53
Class R	1.31	4.96

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2014, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/14	as of 3/31/13
Euro	32.2%	19.1%
U.S. Dollar[7]	10.4	37.0
British Pound	5.3	5.0
Mexican Peso	4.3	4.7
Colombian Peso	3.5	1.1
Brazilian Real	3.4	1.3
Japanese Yen	3.0	5.4
Russian Ruble	3.0	5.2
Australian Dollar	2.6	2.6
Swedish Krona	2.3	1.6
Other Currencies	13.0	13.4

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 3/31/14 and 3/31/13 would have been 26.2% and 37.8%, respectively.

GOLDMAN SACHS WORLD BOND FUND

Performance Summary

March 31, 2014

The following graph shows the value, as of March 31, 2014, of a $10,000 investment made on November 30, 2012 (commencement of operations) in Institutional Shares (with the maximum sales charge of 2.5%). For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Global Sovereign Fiscal Strength Index (Gross, USD, unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, if tendered for repurchase by the Fund, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and repurchase cash flows affecting the Fund.

World Bond Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2012 through March 31, 2014.

Average Annual Total Return through March 31, 2014	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced November 30, 2012)
Excluding sales charges	-0.43%	N/A	N/A	-0.84%
Including sales charges	-4.20%	N/A	N/A	-3.64%

Class C (Commenced November 30, 2012)
Excluding contingent deferred sales charges	-1.11%	N/A	N/A	-1.49%
Including contingent deferred sales charges	-2.09%	N/A	N/A	-1.49%

Institutional Class (Commenced November 30, 2012)	-0.08%	N/A	N/A	-0.50%

Class IR (Commenced November 30, 2012)	-0.10%	N/A	N/A	-0.52%

Class R (Commenced November 30, 2012)	-0.70%	N/A	N/A	-1.11%

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 32.2%
	Automotive – 0.6%
	Ford Motor Credit Co. LLC
	$5,250,000	5.875%		08/02/21	$6,022,576

	Banks – 10.5%
	Abbey National Treasury Services PLC
	1,750,000	2.875		04/25/14	1,752,728
GBP	1,600,000	2.121	(a)	02/16/16	2,701,663
	Australia & New Zealand Banking Group Ltd.(b)
	$2,675,000	4.500		03/19/24	2,667,644
	Bank of America Corp.
	4,350,000	2.650		04/01/19	4,369,727
	8,975,000	4.125		01/22/24	9,032,001
	2,300,000	4.000		04/01/24	2,300,887
	Bank of Scotland PLC(b)
	400,000	5.250		02/21/17	443,150
	Barclays Bank PLC
	2,675,000	2.500		02/20/19	2,679,495
	BB&T Corp.(c)
	2,025,000	1.600		08/15/17	2,026,273
	Capital One Financial Corp.
	2,225,000	1.000		11/06/15	2,225,358
	Citigroup, Inc.
	4,650,000	5.000		09/15/14	4,740,047
	1,000,000	3.375		03/01/23	960,371
	Commonwealth Bank of Australia(a)(b)(c)
	3,740,000	6.024		12/31/49	3,955,050
	Compass Bank
	1,950,000	5.500		04/01/20	2,060,559
	Credit Suisse AG(b)
	1,475,000	6.500		08/08/23	1,612,622
	ING Bank NV(b)
	4,500,000	2.000		09/25/15	4,572,495
	Intesa Sanpaolo SpA
	3,400,000	3.125		01/15/16	3,473,476
	1,375,000	2.375		01/13/17	1,372,944
	3,850,000	3.875		01/16/18	3,954,021
	Lloyds Bank PLC
	1,575,000	2.300		11/27/18	1,574,079
	Northern Rock Asset Management PLC(b)
	8,900,000	5.625		06/22/17	10,010,314
	PNC Preferred Funding Trust II(a)(b)(c)
	3,200,000	1.456		03/29/49	3,040,000
	Regions Bank
	1,575,000	7.500		05/15/18	1,856,629
	Regions Financial Corp.
	3,475,000	5.750		06/15/15	3,660,600
	Resona Preferred Global Securities Ltd.(a)(b)(c)
	3,650,000	7.191		12/31/49	3,887,250
	Royal Bank of Scotland PLC
	2,825,000	2.550		09/18/15	2,882,669
	1,025,000	9.500	(a)(c)	03/16/22	1,201,813
	1,350,000	6.000		12/19/23	1,382,337
	Santander Holdings USA, Inc.(c)
	1,400,000	3.000		09/24/15	1,432,076
	Santander UK PLC(b)
	1,125,000	5.000		11/07/23	1,148,649

	Corporate Obligations – (continued)
	Banks – (continued)
	Sovereign Bank
	$975,000	8.750%		05/30/18	$1,158,631
	Sparebank 1 Boligkreditt AS(b)
	9,900,000	2.625		05/26/17	10,257,547
	600,000	1.750		11/15/20	577,606
	Sumitomo Mitsui Financial Group, Inc.(b)
	2,950,000	4.436		04/02/24	2,952,741
	SunTrust Banks, Inc.(c)
	2,450,000	3.600		04/15/16	2,566,633
	Union Bank NA
	4,800,000	2.125		06/16/17	4,873,891

					111,363,976

	Brokerage – 0.6%
	Morgan Stanley, Inc.
	5,625,000	6.625		04/01/18	6,551,277

	Chemicals – 0.5%
	Ecolab, Inc.
	4,650,000	1.450		12/08/17	4,595,412
	LYB International Finance BV
	1,050,000	4.000		07/15/23	1,069,946

					5,665,358

	Construction Machinery – 0.2%
	Caterpillar, Inc.
	2,275,000	3.803		08/15/42	2,030,357

	Consumer Products – 0.6%
	Avon Products, Inc.
	3,425,000	4.600		03/15/20	3,488,601
	Kimberly-Clark Corp.
	3,125,000	3.700		06/01/43	2,764,709

					6,253,310

	Distributor(b) – 0.2%
	Ras Laffan Liquefied Natural Gas Co. Ltd. III
	1,700,000	5.500		09/30/14	1,731,705

	Electric – 0.8%
	Florida Power & Light Co.(c)
	2,132,000	4.125		02/01/42	2,066,381
	NV Energy, Inc.
	2,075,000	6.250		11/15/20	2,427,750
	Puget Sound Energy, Inc.(a)(c)
	1,180,000	6.974		06/01/67	1,209,500
	Ruwais Power Co. PJSC(b)
	740,000	6.000		08/31/36	812,150
	Southern California Edison Co.(c)
	1,950,000	4.050		03/15/42	1,836,089

					8,351,870

	Energy – 2.8%
	BG Energy Capital PLC(a)(c)
	3,375,000	6.500		11/30/72	3,714,362
	Dolphin Energy Ltd.(b)
	1,163,050	5.888		06/15/19	1,290,986
	1,760,000	5.500		12/15/21	1,984,576

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Gaz Capital SA for Gazprom(d)
$1,740,000	9.250%		04/23/19	$2,057,550
Nexen, Inc.
1,069,000	6.400		05/15/37	1,224,938
Petrobras Global Finance BV
3,510,000	4.875		03/17/20	3,542,046
2,510,000	6.250		03/17/24	2,574,507
Petroleos Mexicanos(b)
1,180,000	6.375		01/23/45	1,276,760
PTTEP Canada International Finance Ltd.(b)
1,990,000	5.692		04/05/21	2,182,628
Rosneft Finance SA
1,570,000	7.875		03/13/18	1,752,512
Transocean, Inc.
2,645,000	6.500		11/15/20	2,971,749
1,000,000	3.800	(c)	10/15/22	955,323
Transportadora de Gas Internacional SA ESP(c)
1,020,000	5.700		03/20/22	1,060,800
Weatherford International Ltd.
1,921,000	9.625		03/01/19	2,486,533

				29,075,270

Food & Beverage(b) – 0.5%
Pernod-Ricard SA
5,425,000	4.450		01/15/22	5,673,655

Health Care – Medical Products – 0.4%
DENTSPLY International, Inc.
1,550,000	2.750		08/15/16	1,604,546
Life Technologies Corp.
1,627,000	6.000		03/01/20	1,866,679
1,090,000	5.000	(c)	01/15/21	1,199,841

				4,671,066

Health Care – Services – 0.3%
Express Scripts Holding Co.
3,475,000	3.125		05/15/16	3,632,672

Home Construction – 0.3%
MDC Holdings, Inc.
1,950,000	5.625		02/01/20	2,075,288
1,575,000	6.000	(c)	01/15/43	1,408,203

				3,483,491

Life Insurance – 0.7%
American International Group, Inc.
1,200,000	2.375		08/24/15	1,225,666
800,000	5.850		01/16/18	913,063
Genworth Financial, Inc.
875,000	8.625		12/15/16	1,034,790
Genworth Holdings, Inc.
625,000	7.200		02/15/21	748,810
The Northwestern Mutual Life Insurance Co.(b)
3,100,000	6.063		03/30/40	3,727,031

				7,649,360

Corporate Obligations – (continued)
Media – Cable – 0.7%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
$950,000	2.400%		03/15/17	$970,184
Time Warner Cable, Inc.
525,000	6.550		05/01/37	611,329
3,377,000	7.300		07/01/38	4,262,244
725,000	5.875	(c)	11/15/40	790,523
550,000	5.500	(c)	09/01/41	576,544

				7,210,824

Media – Non Cable – 0.7%
NBCUniversal Media LLC
3,850,000	4.375		04/01/21	4,188,274
WPP Finance UK
2,850,000	8.000		09/15/14	2,943,081

				7,131,355

Metals & Mining(b) – 0.9%
Glencore Funding LLC
1,525,000	1.700		05/27/16	1,530,129
2,400,000	2.500		01/15/19	2,317,531
Xstrata Finance Canada Ltd.
5,025,000	2.700		10/25/17	5,085,802

				8,933,462

Noncaptive – Financial – 0.8%
General Electric Capital Corp.
1,050,000	3.150		09/07/22	1,032,748
2,625,000	5.875		01/14/38	3,082,188
International Lease Finance Corp.
4,000,000	5.750		05/15/16	4,300,000

				8,414,936

Pharmaceuticals – 0.0%
AbbVie, Inc.
275,000	1.750		11/06/17	275,857

Pipelines – 1.1%
Enterprise Products Operating LLC(a)(c)
4,100,000	8.375		08/01/66	4,612,500
1,350,000	7.000		06/01/67	1,414,125
Tennessee Gas Pipeline Co.
1,450,000	8.375		06/15/32	1,934,312
TransCanada PipeLines Ltd.(a)(c)
3,200,000	6.350		05/15/67	3,304,000

				11,264,937

Property/Casualty Insurance – 0.2%
Arch Capital Group Ltd.
1,200,000	7.350		05/01/34	1,571,926

Real Estate Investment Trusts – 3.2%
American Campus Communities Operating Partnership LP(c)
3,175,000	3.750		04/15/23	3,019,211
Camden Property Trust
3,575,000	5.700		05/15/17	4,014,307
CBL & Associates LP(c)
1,675,000	5.250		12/01/23	1,718,998

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Real Estate Investment Trusts – (continued)
	Developers Diversified Realty Corp.
	$4,155,000	7.500%		04/01/17	$4,793,859
	HCP, Inc.
	1,500,000	6.300		09/15/16	1,681,069
	2,950,000	6.000		01/30/17	3,293,790
	Health Care REIT, Inc.
	2,125,000	2.250		03/15/18	2,119,956
	1,557,000	4.125	(c)	04/01/19	1,652,410
	Healthcare Trust of America Holdings LP(c)
	2,275,000	3.700		04/15/23	2,166,399
	Kilroy Realty LP
	1,125,000	5.000		11/03/15	1,195,871
	2,375,000	6.625		06/01/20	2,768,225
	1,500,000	3.800	(c)	01/15/23	1,436,463
	ProLogis LP
	1,050,000	6.125		12/01/16	1,172,948
	Ventas Realty LP/Ventas Capital Corp.(c)
	3,250,000	2.700		04/01/20	3,151,023

					34,184,529

	Schools – 0.4%
	Rensselaer Polytechnic Institute
	4,200,000	5.600		09/01/20	4,671,307

	Technology – Hardware – 0.5%
	Hewlett-Packard Co.
	2,775,000	3.000		09/15/16	2,898,272
	1,425,000	2.600		09/15/17	1,466,393
	Juniper Networks, Inc.
	825,000	4.500		03/15/24	836,522

					5,201,187

	Telecommunications – Cellular(b) – 0.2%
	ENTEL Chile SA
	1,800,000	4.875		10/30/24	1,831,500

	Tobacco(b) – 0.5%
	Imperial Tobacco Finance PLC
	4,920,000	2.050		02/11/18	4,880,591

	Transportation(b) – 0.5%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	3,000,000	3.125		05/11/15	3,073,917
	2,025,000	2.500		03/15/16	2,075,578

					5,149,495

	Wireless Telecommunications – 0.4%
	American Tower Corp.
	3,972,000	3.500		01/31/23	3,755,722
	750,000	5.000		02/15/24	782,345

					4,538,067

	Wirelines Telecommunications – 3.1%
	AT&T, Inc.
	2,550,000	2.950		05/15/16	2,659,095
	Telefonica Emisiones SAU
	2,300,000	3.192		04/27/18	2,355,577
	1,450,000	5.462		02/16/21	1,592,212

	Corporate Obligations – (continued)
	Wirelines Telecommunications – (continued)
	Verizon Communications, Inc.
	$4,525,000	3.650%		09/14/18	$4,819,049
	3,300,000	4.500		09/15/20	3,583,869
	11,875,000	5.150		09/15/23	13,004,542
	1,050,000	4.150	(c)	03/15/24	1,070,615
	2,925,000	6.550		09/15/43	3,549,511

					32,634,470

	TOTAL CORPORATE OBLIGATIONS
	(Cost $328,805,216)				$340,050,386

	Mortgage-Backed Obligations – 34.8%
	Adjustable Rate Non-Agency(a) – 3.0%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$2,525,684	0.575%		09/20/66	$2,438,103
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(b)
	1,058,831	0.455		09/20/66	1,027,388
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(b)
	2,262,807	0.475		09/20/66	2,188,048
	Granite Master Issuer PLC Series 2005-4, Class A6
GBP	2,282,912	0.724		12/20/54	3,780,563
	Granite Master Issuer PLC Series 2006-1X, Class A7
	2,948,761	0.724		12/20/54	4,883,227
	Granite Master Issuer PLC Series 2006-3, Class A4
	$4,898,749	0.237		12/20/54	4,849,046
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	2,520,715	0.297		12/20/54	2,497,646
	Granite Master Issuer PLC Series 2007-2, Class 4A2
GBP	584,758	0.702		12/17/54	968,093
	Granite Mortgages PLC Series 2003-3, Class 3A
	380,741	0.900		01/20/44	632,882
	Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	$944,467	0.396		01/19/36	607,357
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	307,608	0.572		09/21/38	438,791
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A
GBP	204,984	0.803		12/21/37	356,875
	Leek Finance PLC Series 2017X, Class A2C
EUR	444,132	0.592		12/21/37	639,605
	Leek Finance PLC Series 2018X, Class A2B
	$2,101,988	0.494		09/21/38	2,170,784
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	1,572,409	0.982		12/25/46	1,131,933
	Sequoia Mortgage Trust Series 2003-4, Class 1A2
	1,065,979	0.995		07/20/33	1,015,338
	Thrones PLC Series 2013-1, Class A
GBP	990,960	2.020		07/20/44	1,664,551
	Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	$72,024	2.465		02/25/33	72,672

	TOTAL ADJUSTABLE RATE NON-AGENCY				$31,362,902

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)

Collateralized Mortgage Obligations – 3.8%
Interest Only(a)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X
$257,696	0.000%	11/25/32	$—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
818,118	0.000	07/25/33	1
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
1,047,206	0.605	08/25/33	1

			2

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
54,722	25.984	10/16/31	82,795
GNMA Series 2001-51, Class SA
103,457	31.828	10/16/31	170,703
GNMA Series 2001-51, Class SB
106,918	25.984	10/16/31	173,936
GNMA Series 2002-13, Class SB
137,058	36.843	02/16/32	218,225

			645,659

Planned Amortization Class – 0.0%
FHLMC REMIC Series 2639, Class UL
8,583	4.750	03/15/22	8,665
FNMA REMIC Series 2003-134, Class ME
53,825	4.500	06/25/33	56,684
FNMA REMIC Series 2004-64, Class BA
36,887	5.000	03/25/34	38,031

			103,380

Sequential Fixed Rate – 3.7%
FHLMC REMIC Series 2755, Class ZA
1,210,225	5.000	02/15/34	1,305,932
FHLMC REMIC Series 4246, Class PT
4,489,881	6.500	02/15/36	5,183,749
FHLMC REMIC Series 4248, Class LM
8,283,502	6.500	05/15/41	9,572,320
FHLMC REMIC Series 4273, Class PD
3,857,315	6.500	11/15/43	4,339,889
FNMA REMIC Series 2011-52, Class GB
2,400,000	5.000	06/25/41	2,593,417
FNMA REMIC Series 2011-99, Class DB
2,125,000	5.000	10/25/41	2,298,407
FNMA REMIC Series 2012-111, Class B
821,779	7.000	10/25/42	925,150
FNMA REMIC Series 2012-153, Class B
2,313,162	7.000	07/25/42	2,603,426
NCUA Guaranteed Notes Series 2010-C1, Class APT
6,398,094	2.650	10/29/20	6,560,689
NCUA Guaranteed Notes Series 2010-R1, Class 2A
371,235	1.840	10/07/20	374,063

Mortgage-Backed Obligations – (continued)

Sequential Fixed Rate – (continued)
NCUA Guaranteed Notes Series A4
$3,500,000	3.000%	06/12/19	$3,643,498

			39,400,540

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$40,149,581

Commercial Mortgage-Backed Securities – 4.3%
Sequential Fixed Rate – 2.0%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
$800,000	2.373%	05/25/22	$764,277
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
1,465,937	2.779	09/25/22	1,500,095
FHLMC Multifamily Structured Pass-Through Certificates Series KSMC, Class A2
2,500,000	2.615	01/25/23	2,395,902
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
6,000,000	5.156	02/15/31	6,364,940
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
9,000,000	5.509	04/15/47	9,765,968

			20,791,182

Sequential Floating Rate(a) – 2.3%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
10,552,475	6.047	12/10/49	11,896,786
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
11,538,000	5.823	07/15/44	12,696,288

			24,593,074

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$45,384,256

Federal Agencies – 23.7%
Adjustable Rate FNMA(a) – 1.1%
$12,793	2.337%	06/01/33	$13,539
2,005,879	2.478	07/01/34	2,135,007
4,495,966	2.287	09/01/34	4,751,522
3,381,122	2.505	05/01/35	3,594,494
927,945	2.106	06/01/35	964,463

			11,459,025

FHLMC – 1.4%
68	7.000	10/01/14	68
444	6.000	12/01/14	446
693	7.000	05/01/15	702
4,179	8.000	07/01/15	4,273
2,653	7.000	02/01/16	2,729
4,021	7.000	03/01/16	4,053
63,061	7.500	05/01/16	65,663
916	5.000	01/01/17	976
7,181	5.000	02/01/17	7,650
5,697	5.000	03/01/17	6,071
393	5.000	04/01/17	419

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$41,232	5.000%	09/01/17	$43,938
105,029	5.000	10/01/17	111,930
399	7.000	10/01/17	422
68,176	5.000	11/01/17	72,657
28,381	5.000	12/01/17	30,247
40,607	5.000	01/01/18	43,129
103,115	5.000	02/01/18	108,485
73,823	5.000	03/01/18	77,744
50,349	5.000	04/01/18	53,097
30,266	5.000	05/01/18	31,902
22,512	5.000	06/01/18	23,732
47,800	5.000	07/01/18	50,486
14,396	5.000	08/01/18	15,191
76,731	4.500	09/01/18	81,194
5,962	5.000	10/01/18	6,308
12,646	5.000	11/01/18	13,380
128,637	5.000	06/01/19	137,135
170,204	5.000	05/01/23	184,853
484,546	4.500	10/01/23	519,802
63,770	5.500	10/01/25	70,536
81,882	5.500	11/01/25	90,570
14,310	7.000	06/01/26	15,721
22,082	7.500	12/01/30	24,309
32,240	7.500	01/01/31	36,803
920,962	5.500	03/01/33	1,020,887
42,397	5.000	10/01/33	46,218
93,000	6.500	10/01/33	104,349
1,765	5.500	12/01/33	1,957
34,955	5.500	09/01/34	38,754
3,449	5.500	12/01/34	3,824
3,496	5.500	03/01/35	3,857
7,096	5.000	04/01/35	7,736
59,822	5.000	07/01/35	65,245
129,408	5.500	11/01/35	142,727
308,243	5.000	12/01/35	336,177
626	5.500	02/01/36	689
148,656	5.500	06/01/36	164,021
87,999	4.000	08/01/36	91,399
224,761	4.000	09/01/36	233,445
250,114	4.000	10/01/36	259,776
397,368	4.000	12/01/36	412,719
5,508	5.500	04/01/37	6,048
147,297	5.500	08/01/37	161,721
619,066	5.000	01/01/38	672,324
348,152	5.500	03/01/38	382,285
141,567	5.500	04/01/38	155,429
4,235	5.500	05/01/38	4,650
182,359	5.500	08/01/38	200,238
5,491	5.500	09/01/38	6,029
24,520	6.500	09/01/38	27,522
22,016	5.500	11/01/38	24,396
52,878	5.500	12/01/38	58,256
1,707,149	5.000	01/01/39	1,855,200
5,030	5.500	01/01/39	5,524
2,150,656	7.000	02/01/39	2,419,671
11,371	5.500	03/01/39	12,637

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$463,524	5.000%	06/01/39	$503,723
339,337	4.500	09/01/39	363,567
14,843	5.500	10/01/39	16,495
484,924	5.500	12/01/39	532,466
34,536	5.500	03/01/40	38,844
71,887	5.500	06/01/40	78,935
47,608	5.000	08/01/40	51,845
1,657,041	5.500	08/01/40	1,819,500
11,054	4.500	11/01/40	11,796
92,685	4.500	03/01/41	98,970
35,583	5.000	04/01/41	38,834
44,872	5.000	06/01/41	48,971
913,244	3.500	07/01/42	919,273

			15,385,550

FNMA – 20.6%
1,032,772	7.040	08/01/15	1,094,844
36,442	8.500	10/01/15	37,822
1,445	7.000	01/01/16	1,492
4,704,624	2.800	03/01/18	4,892,670
2,881,185	3.740	05/01/18	3,097,824
3,480,000	3.840	05/01/18	3,754,557
560,135	4.500	05/01/18	593,896
1,050,282	4.500	06/01/18	1,113,586
68,278	5.000	06/01/18	72,213
685,115	4.500	07/01/18	726,409
594,547	4.500	08/01/18	630,382
6,517	6.000	08/01/18	7,246
1,225	6.500	10/01/18	1,374
9,000,000	4.506	06/01/19	9,796,673
2,189,412	3.416	10/01/20	2,280,322
1,535,681	3.632	12/01/20	1,612,534
9,881,313	3.763	12/01/20	10,556,654
4,123,741	4.375	06/01/21	4,515,434
3,588,227	5.000	03/01/23	3,910,700
263,720	5.500	09/01/23	286,303
75,291	5.500	10/01/23	81,841
775,169	5.000	02/01/24	833,507
255,217	5.000	12/01/25	278,157
109,239	7.000	08/01/27	116,861
2,622	6.500	09/01/27	2,943
455,618	7.000	03/01/28	516,875
5,229	6.500	05/01/28	5,866
1,010	5.500	01/01/29	1,114
19,633	8.000	02/01/31	22,876
136,323	7.000	03/01/31	152,461
10,028	5.500	02/01/33	11,130
209,749	5.500	03/01/33	232,805
272,162	5.500	05/01/33	302,991
378,578	5.500	06/01/33	421,553
87,404	5.000	07/01/33	95,630
249,094	5.500	07/01/33	277,347
98,430	5.000	08/01/33	107,707
75,933	5.500	08/01/33	84,280
540,181	5.000	09/01/33	590,873
185,321	5.500	09/01/33	205,857

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$5,249	6.500%	09/01/33		$5,874
2,742	5.500	10/01/33		3,044
35,700	5.500	11/01/33		39,624
36,690	5.000	12/01/33		40,132
7,818	5.500	12/01/33		8,682
13,786	5.500	01/01/34		15,301
27,961	5.500	02/01/34		31,034
2,850	5.500	03/01/34		3,163
4,109	5.500	04/01/34		4,560
577,762	5.500	05/01/34		635,730
22,506	5.500	07/01/34		24,980
4,179	6.000	07/01/34		4,709
11,305	5.500	08/01/34		12,568
17,501	5.500	10/01/34		19,482
32,757	5.500	11/01/34		36,469
157,489	5.500	12/01/34		174,505
357	6.000	12/01/34		397
299,683	5.000	04/01/35		327,755
12,810	5.500	04/01/35		14,170
12,772	5.500	07/01/35		14,108
878,179	5.500	08/01/35		977,861
37,935	5.500	09/01/35		41,930
26,982	5.500	11/01/35		29,859
2,473	5.500	12/01/35		2,740
3,435	5.500	01/01/36		3,801
27,770	5.500	02/01/36		30,720
1,174,667	5.500	03/01/36		1,299,116
39,062	6.000	03/01/36		43,425
18,267	5.500	04/01/36		20,201
10,115	6.000	04/01/36		11,244
82,506	4.000	08/01/36		85,829
257,993	4.000	09/01/36		268,435
2,773,656	5.500	09/01/36		3,088,001
4,996	5.500	01/01/37		5,514
801,362	6.000	01/01/37		891,829
95,165	4.000	02/01/37		98,998
1,997	5.500	02/01/37		2,204
32,141	6.000	02/01/37		35,766
56,630	4.000	03/01/37		58,910
3,719	6.000	03/01/37		4,138
4,232	5.500	04/01/37		4,672
5,142	5.500	05/01/37		5,674
1,692	5.500	06/01/37		1,868
2,058	5.500	07/01/37		2,270
960,089	6.000	07/01/37		1,067,311
101	5.500	08/01/37		112
732	5.500	12/01/37		809
872,532	5.500	01/01/38		971,578
30,324	5.000	02/01/38		32,397
2,147	5.500	02/01/38		2,372
11,588	5.500	03/01/38		12,789
2,336	5.500	05/01/38		2,583
2,296,922	6.000	05/01/38		2,555,934
15,078	5.500	06/01/38		16,651
10,233	5.500	07/01/38		11,305
5,224	5.500	08/01/38		5,760

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$43,376	6.000%	08/01/38		$48,274
4,638	5.500	09/01/38		5,114
617,787	6.000	11/01/38		687,452
7,399	5.500	12/01/38		8,237
1,363,321	7.000	03/01/39		1,532,930
86,554	4.500	04/01/39		92,744
22,060	4.500	05/01/39		23,638
28,076	5.500	06/01/39		30,958
22,194	4.500	07/01/39		23,782
182,018	4.500	08/01/39		195,037
1,425,605	6.000	09/01/39		1,586,363
104,526	4.500	10/01/39		112,165
473,517	6.000	10/01/39		526,997
129,702	4.500	11/01/39		139,181
24,974	5.500	11/01/39		27,540
6,871,943	6.000	11/01/39		7,646,859
912,249	6.000	11/01/39		1,014,564
971,481	4.500	12/01/39		1,040,999
1,786,072	5.500	12/01/39		1,974,586
175,869	5.000	08/01/40		192,173
356,338	6.000	10/01/40		396,521
902,952	6.000	04/01/41		1,004,773
16,927,357	6.000	05/01/41		18,836,174
1,474,909	4.500	07/01/41		1,574,387
347,451	4.500	08/01/41		370,782
1,732,631	4.500	09/01/41		1,849,963
454,968	4.500	10/01/41		486,026
2,275,690	3.000	08/01/42		2,206,761
2,001,457	3.000	09/01/42		1,942,400
333,956	3.000	10/01/42		324,134
1,403,410	3.000	11/01/42		1,361,610
13,238,059	3.000	12/01/42		12,836,165
9,811,521	3.000	01/01/43		9,519,616
3,921,512	3.000	02/01/43		3,803,651
5,831,488	2.500	03/01/43		5,398,924
2,343,300	3.000	03/01/43		2,269,457
3,120,809	3.000	04/01/43		3,023,710
1,874,290	3.000	05/01/43		1,813,696
187,348	3.000	06/01/43		181,779
1,611,550	3.000	07/01/43		1,563,644
30,000,000	3.000	TBA-30yr	(f)	28,961,718
1,000,000	4.500	TBA-30yr	(f)	1,066,875
14,000,000	5.000	TBA-30yr	(f)	15,231,601
17,000,000	6.000	TBA-30yr	(f)	18,952,345

				218,322,807

GNMA – 0.6%
1,436,097	3.950	07/15/25		1,497,553
21,371	6.000	11/15/38		24,040
39,003	2.500	12/20/42		36,897
4,000,000	5.000	TBA-30yr	(f)	4,369,688

				5,928,178

TOTAL FEDERAL AGENCIES				$251,095,560

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $361,987,508)				$367,992,299

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Agency Debentures – 4.5%
	FHLB
	$2,000,000	1.875%	03/13/20	$1,971,795
	5,200,000	3.000	09/10/21	5,333,226
	6,800,000	2.125	06/09/23	6,301,866
	3,300,000	3.250	06/09/23	3,385,952
	3,500,000	3.375	09/08/23	3,591,280
	750,000	3.375	12/08/23	767,254
	2,400,000	5.000	09/28/29	2,683,464
	FNMA(g)
	4,200,000	6.250	05/15/29	5,496,215
	Kommunalbanken AS(b)
	3,000,000	1.000	09/26/17	2,960,850
	Private Export Funding Corp.
	7,000,000	5.450	09/15/17	7,953,401
	Small Business Administration
	81,241	6.300	06/01/18	86,141
	Tennessee Valley Authority
	5,400,000	3.875	02/15/21	5,835,788
	1,400,000	4.625	09/15/60	1,366,494

	TOTAL AGENCY DEBENTURES
	(Cost $48,418,472)			$47,733,726

	Asset-Backed Securities(a) – 2.5%
	Collateralized Loan Obligations – 0.4%
	Trinitas CLO Ltd. Series 2014-1A, Class A1
	$2,950,000	1.763%	04/15/26	$2,936,725
	Trinitas CLO Ltd. Series 2014-1A, Class B1
	750,000	2.133	04/15/26	727,500

				3,664,225

	Home Equity – 0.6%
	Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
	298,810	0.375	12/15/29	261,799
	Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B
	7,097,909	0.305	11/15/36	6,022,084
	Impac CMB Trust Series 2004-08, Class 1A
	419,974	0.876	10/25/34	360,177

				6,644,060

	Student Loan – 1.5%
	Brazos Higher Education Authority, Inc. Series 2004-1, Class A2
	2,142,091	0.393	06/27/22	2,139,483
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	56,525	0.343	09/25/23	56,486
	College Loan Corp. Trust Series 2004-1, Class A4
	3,000,000	0.429	04/25/24	2,889,691
	Education Funding Capital Trust I Series 2004-1, Class A2
	547,580	0.393	12/15/22	545,730
	Educational Funding of the South, Inc. Series 2011-1, Class A2
	5,200,000	0.889	04/25/35	5,181,882
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(b)
	4,750,000	1.156	02/25/25	4,807,991

	Asset-Backed Securities(a) – (continued)
	Student Loan – (continued)
	Northstar Education Finance, Inc. Series 2005-1, Class A1
	$212,839	0.335%	10/28/26	$211,915
	US Education Loan Trust LLC Series 2006-1, Class A2(b)
	401,061	0.366	03/01/25	400,155

				16,233,333

	TOTAL ASSET-BACKED SECURITIES
	(Cost $27,466,584)			$26,541,618

	Foreign Debt Obligations – 1.7%
	Sovereign – 0.5%
	Italy Buoni Poliennali Del Tesoro(b)
EUR	280,000	4.750%	09/01/44	$418,303
	Perusahaan Penerbit SBSN(b)
	$470,000	6.125	03/15/19	513,475
	Republic of Chile
	1,090,000	3.625	10/30/42	901,975
	Republic of Panama(d)
	100,000	9.375	04/01/29	142,000
	Republic of Slovenia(b)
	240,000	4.125	02/18/19	248,258
	520,000	5.250	02/18/24	540,088
	Spain Government Bond(b)
EUR	270,000	5.150	10/31/44	428,021
	United Mexican States
	$1,610,000	4.750	03/08/44	1,529,500

				4,721,620

	Supranational – 1.2%
	Inter-American Development Bank
	2,700,000	1.000	02/27/18	2,631,615
	International Finance Corp.
	10,800,000	0.875	06/15/18	10,463,461

				13,095,076

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $18,482,563)			$17,816,696

	Municipal Debt Obligations – 2.1%
	California – 0.9%
	California State GO Bonds (Refunding-Various Purposes) Series 2013
	$350,000	5.000%	09/01/31	$386,166
	California State GO Bonds (Various Purposes) Series 2013
	415,000	5.000	09/01/27	471,303
	380,000	5.000	04/01/37	407,580
	1,140,000	5.000	04/01/43	1,213,884
	California State GO Bonds Build America Taxable Series 2009
	950,000	7.500	04/01/34	1,281,360
	1,650,000	7.550	04/01/39	2,292,642
	California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950	03/01/36	1,935,885

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
California – (continued)
California State University Systemwide RB Series 2012 A
$350,000	5.000%	11/01/42	$374,668
City of Los Angeles CA Department of Water & Power RB (Power System) Series 2012 B
300,000	5.000	07/01/43	320,874
City of Los Angeles CA Department of Water & Power RB Series 2012 B
595,000	5.000	07/01/43	638,560

			9,322,922

Florida – 0.0%
Tampa Bay Water Regional Utility System Authority RB Series 2013
280,000	5.000	10/01/38	304,475

Georgia – 0.0%
DeKalb County GA Water & Sewerage RB Series 2011 A
55,000	5.250	10/01/41	59,785

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
1,280,000	7.350	07/01/35	1,494,208
Metropolitan Pier & Exposition Authority Dedicated State Tax RB (Mccormick Place Expansion) Series 2010 A
490,000	5.500	06/15/50	506,047

			2,000,255

Louisiana – 0.0%
Louisiana State Gas & Fuels Tax RB (Second Lien) Series 2010 B
265,000	5.000	05/01/45	278,436

Massachusetts – 0.0%
Massachusetts State Development Finance Agency RB (Williams College) Series 2013 P
285,000	5.000	07/01/43	310,969

New Jersey – 0.1%
New Jersey State Economic Development Authority RB (Rutgers University) Series 2013
270,000	5.000	06/15/46	291,027
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
325,000	5.000	06/15/36	344,653
325,000	5.500	06/15/39	358,511

			994,191

New York – 0.5%
New York City GO Bonds (Refunding) Series 2012 F
265,000	5.000	08/01/24	301,721
New York City GO Bonds (Refunding) Series 2013 I
260,000	5.000	08/01/25	298,605
New York City GO Bonds (Refunding) Series 2013 J
290,000	5.000	08/01/25	333,059
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 E-1
270,000	5.000	02/01/42	288,166
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2012 CC
270,000	5.000	06/15/45	285,341

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Water & Sewer System Finance Authority RB (Second General) Series 2013 CC
$805,000	5.000%	06/15/47	$850,531
New York City Water & Sewer System Finance Authority RB Series 2013 EE
815,000	5.000	06/15/47	861,096
New York State Urban Development Corp. RB (Personal Income Tax) Series 2011 A
260,000	5.000	03/15/35	280,873
280,000	5.000	03/15/36	301,588
New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
550,000	5.000	03/15/30	612,914
630,000	5.000	03/15/32	693,920

			5,107,814

Ohio – 0.3%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,700,000	6.270	02/15/50	1,934,464
Ohio State Turnpike Commission RB (Junior Lien-Infrastructure Projects) Series 2013 A-1
550,000	5.000	02/15/48	575,217

			2,509,681

Pennsylvania – 0.0%
Pennsylvania State Turnpike Commission RB Series 2013 C
250,000	5.000	12/01/43	261,688

Washington – 0.1%
Washington State GO Bonds (Motor Vehicle Fuel Tax) Series 2013 B
250,000	5.000	08/01/33	278,140
250,000	5.000	08/01/34	277,092
Washington State GO Bonds (Various Purpose) Series 2013 A
250,000	5.000	08/01/33	278,140
Washington State GO Bonds (Various Purposes) Series 2013 A
250,000	5.000	08/01/34	277,093

			1,110,465

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $20,044,830)			$22,260,681

Government Guarantee Obligations(h) – 2.5%
Hashemite Kingdom of Jordan Government AID Bond
$7,400,000	2.503%	10/30/20	$7,358,034
Israel Government AID Bond
7,827,000	5.500	09/18/23	9,345,803
1,200,000	5.500	12/04/23	1,434,576
2,400,000	5.500	04/26/24	2,869,929
4,700,000	5.500	09/18/33	5,642,122

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $27,136,410)			$26,650,464

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 23.2%
United States Treasury Bonds
$3,600,000	3.125%		11/15/41	$3,336,732
27,900,000	3.125		02/15/42	25,822,845
10,500,000	2.750		08/15/42	8,965,110
2,300,000	3.750	(g)	11/15/43	2,381,351
4,000,000	3.625		02/15/44	4,045,920
United States Treasury Inflation Protected Securities
8,886,982	0.125		01/15/22	8,713,419
2,233,209	2.500		01/15/29	2,715,090
1,756,230	1.375		02/15/44	1,796,026
United States Treasury Notes
82,500,000	0.375		01/31/16	82,525,568
43,500,000	1.000	(g)	03/31/17	43,612,231
19,500,000	1.500		01/31/19	19,328,206
20,300,000	1.625		03/31/19	20,195,658
8,600,000	2.125		01/31/21	8,514,688
7,500,000	2.250		03/31/21	7,472,175
5,900,000	2.750		02/15/24	5,912,449

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $249,618,356)				$245,337,468

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.0%
Interest Rate Swaptions
Deutsche Bank Securities, Inc. Put-OTC-30 Year Interest Rate Swap Strike Price 3.960%
$1,700,000	3.960%	01/29/16	$136,727
Deutsche Bank Securities, Inc. Call-OTC-30 Year Interest Rate Swap Strike Price 3.960%
1,700,000	3.960	01/29/16	104,698

TOTAL OPTIONS PURCHASED
(Cost $273,530)			$241,425

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,082,233,469)			$1,094,624,763

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(i) – 3.4%
Repurchase Agreement – 3.4%
Joint Repurchase Agreement Account II
$35,600,000	0.080%	04/01/14	$35,600,000
(Cost $35,600,000)

TOTAL INVESTMENTS – 106.9%
(Cost $1,117,833,469)			$1,130,224,763

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.9)%			(72,764,631)

NET ASSETS – 100.0%			$1,057,460,132

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $98,132,184, which represents approximately 9.3% of net assets as of March 31, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $68,582,227 which represents approximately 6.5% of net assets as of March 31, 2014.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $26,650,464, which represents approximately 2.5% of net assets as of March 31, 2014.
(i)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 130-131.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SBSN	—Surat Berharga Syariah Negara
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	EUR/SEK	06/18/14	$3,624,056	$22,800
	USD/EUR	06/18/14	2,855,531	24,666
Barclays Bank PLC	AUD/USD	06/18/14	1,819,918	34,511
	CAD/USD	06/18/14	6,238,131	26,131
	CHF/EUR	06/18/14	1,756,985	4,108
	EUR/CHF	06/18/14	15,917,096	38,922
	GBP/USD	06/18/14	2,665,859	9,220
	NOK/SEK	06/18/14	1,743,795	16,413
	USD/CAD	06/18/14	880,075	3,925
BNP Paribas SA	AUD/EUR	06/18/14	1,757,674	54,607
	EUR/CHF	06/18/14	5,514,598	9,062
	EUR/USD	06/18/14	1,771,449	5,249
	GBP/USD	06/18/14	5,345,048	29,668
	NOK/SEK	06/18/14	1,745,053	17,153
	NOK/USD	06/18/14	937,922	1,651
	SEK/NOK	06/18/14	880,770	1,884
	USD/EUR	06/18/14	16,244,035	92,996
	USD/JPY	06/18/14	3,525,856	8,144
Citibank NA	CAD/USD	06/18/14	883,881	1,404
	EUR/CHF	06/18/14	4,818,079	9,182
	USD/JPY	06/18/14	3,522,479	16,521
HSBC Bank PLC	GBP/USD	06/18/14	1,776,129	11,352
	NOK/EUR	06/18/14	1,770,072	5,083
	USD/EUR	06/18/14	3,529,123	1,987
JPMorgan Securities, Inc.	USD/GBP	04/24/14	15,361,266	11,555
State Street Bank and Trust	CAD/USD	06/18/14	898,352	4,352
	EUR/CHF	06/18/14	4,678,018	15,403
	USD/EUR	06/18/14	2,633,756	19,025
	USD/JPY	06/18/14	1,781,709	8,492
Westpac Banking Corp.	AUD/GBP	06/18/14	1,777,795	32,999
	AUD/USD	06/18/14	5,514,175	150,145
	NZD/USD	06/18/14	5,166,821	79,968
	USD/EUR	05/07/14	842,232	584
TOTAL				$769,162

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	USD/GBP	06/18/14	$3,538,928	$(8,670)
	USD/NZD	06/18/14	3,101,620	(77,898)
Barclays Bank PLC	CAD/USD	06/18/14	1,763,404	(2,596)
	CHF/EUR	06/18/14	876,771	(1,076)
	EUR/AUD	06/18/14	452,413	(12,994)
	EUR/CHF	06/18/14	2,127,378	(3,292)
	USD/AUD	06/18/14	914,110	(25,941)
	USD/CAD	06/18/14	1,795,251	(34,251)
	USD/GBP	06/18/14	15,165,408	(50,741)
	USD/NZD	06/18/14	4,169,270	(110,428)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
BNP Paribas SA	CHF/EUR	06/18/14	$1,756,297	$(706)
	EUR/AUD	06/18/14	449,018	(9,599)
	EUR/USD	06/18/14	5,274,400	(24,721)
	JPY/USD	06/18/14	877,862	(7,138)
	USD/CAD	06/18/14	885,765	(765)
Citibank NA	EUR/USD	06/18/14	880,215	(4,966)
	GBP/USD	06/18/14	2,767,022	(6,648)
	USD/AUD	06/18/14	897,506	(23,810)
	USD/CAD	06/18/14	12,819,178	(83,280)
	USD/JPY	06/18/14	1,799,653	(3,653)
	USD/NZD	06/18/14	3,024,808	(77,828)
HSBC Bank PLC	USD/AUD	06/18/14	1,853,586	(52,290)
	USD/NZD	06/18/14	882,981	(8,546)
State Street Bank and Trust	USD/EUR	06/18/14	1,760,429	(1,569)
	USD/NZD	06/18/14	3,024,808	(42,048)
Westpac Banking Corp.	EUR/AUD	06/18/14	900,226	(24,144)
	GBP/AUD	06/18/14	892,223	(4,159)
	USD/AUD	06/18/14	3,622,309	(77,457)
	USD/NZD	06/18/14	3,521,578	(11,340)
TOTAL				$(792,554)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	137	June 2014	$34,166,088	$16,902
Eurodollars	(443)	December 2015	(109,470,837)	309,105
Eurodollars	(457)	March 2016	(112,593,375)	237,371
Eurodollars	(234)	June 2016	(57,473,325)	148,680
Euro Buxl 30 Year Bonds	(4)	June 2014	(710,757)	(7,722)
Italian 10 Year Government Bonds	36	June 2014	6,036,254	55,549
Japan 10 Year Government Bonds	(22)	June 2014	(30,825,365)	29,755
Ultra Long U.S. Treasury Bonds	(8)	June 2014	(1,155,750)	785
5 Year German Euro-Bobl	63	June 2014	10,881,103	15,271
10 Year German Euro-Bund	42	June 2014	8,296,151	34,308
10 Year U.K. Long Gilt	(69)	June 2014	(12,599,604)	(21,561)
2 Year U.S Treasury Notes	460	June 2014	100,998,750	(36,715)
5 Year U.S Treasury Notes	38	June 2014	4,520,219	2,381
10 Year U.S Treasury Notes	(268)	June 2014	(33,098,000)	54,219
20 Year U.S. Treasury Bonds	191	June 2014	25,444,781	47,262
TOTAL				$885,590

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Bank of America Securities LLC	GBP	600	01/29/44	6 month BP	3.666%	$(1,414)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NZD	38,500	12/15/15	4.250%	3 month NZDOR	$63	$(15,272)
	$44,100	05/25/16	2.920	3 month LIBOR	(198,113)	160,540
SEK	154,610	06/18/16	3 month STIBOR	1.500%	(129,800)	(39,069)
	$6,700	02/01/17	3 month LIBOR	1.625	(3,188)	11,112
	55,060	06/18/17	3 month LIBOR	1.250	(254,063)	118,181
	36,900	11/25/17	3 month LIBOR	1.675	92,554	170,916
	78,600	03/24/18	2.780	3 month LIBOR	(6,377)	(987)
	8,400	03/24/18	2.800	3 month LIBOR	25	806
EUR	18,990	06/18/19	1.250	6 month EURO	239,113	40,913
GBP	4,980	06/18/19	2.250	6 month BP	11,574	28,266
CAD	3,390	06/18/19	2.250	6 month CDOR	—	15,999
	$1,590	06/18/19	3 month LIBOR	2.000	—	(3,428)
SEK	80,970	06/18/19	3 month STIBOR	2.000	(29,134)	(41,136)
NZD	8,100	06/18/19	4.750	3 month NZDOR	36,787	(29,948)
AUD	6,900	06/18/19	6 month AUDOR	3.750	1,855	14,762
GBP	5,250	02/05/21	2.840	6 month BP	(18,440)	(24,024)
	$14,000	03/24/22	3 month LIBOR	2.933	1,296	(36,148)
	1,500	03/24/22	3 month LIBOR	2.958	12	(6,172)
	16,100	10/08/23	4.250	3 month LIBOR	45,419	147,170
JPY	2,612,240	10/08/23	6 month JYOR	1.250	5,830	(35,056)
	$19,700	11/25/23	3 month LIBOR	3.511	98,605	(322,783)
	19,500	01/30/24	4.252	3 month LIBOR	58,835	133,342
	5,300	03/20/24	4.250	3 month LIBOR	17,774	28,678
GBP	3,870	03/20/24	6 month BP	3.750	(11,236)	(12,577)
AUD	2,810	06/18/24	4.500	6 month AUDOR	2,833	1,893
JPY	453,610	06/18/24	6 month JYOR	0.750	41,832	5,384
	$19,800	06/18/29	3 month LIBOR	3.500	(288,998)	(136,542)
GBP	3,310	02/05/36	6 month BP	3.500	42,982	(8,941)
	$6,500	01/30/39	3 month LIBOR	4.370	(36,995)	(142,867)
	4,040	06/18/44	3.750	3 month LIBOR	15,279	116,919
GBP	4,470	06/18/44	6 month BP	3.500	(230,429)	(53,871)
	TOTAL				$(494,105)	$86,060

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$7,350	(1.000)%	06/20/14	0.016%	$(5,926)	$(12,788)
Deutsche Bank Securities, Inc.		15,400	(1.000)	06/20/14	0.016	(13,138)	(26,074)
JPMorgan Securities, Inc.		41,100	(1.000)	06/20/14	0.016	(36,405)	(68,245)
Morgan Stanley Capital Services, Inc.		13,775	(1.000)	06/20/14	0.016	(10,352)	(24,723)
Protection Sold:
Bank of America Securities LLC		24,250	1.000	06/20/16	0.216	15,374	417,506
	Tranches of Commercial Mortgage Backed Index AAA Series 4	1,000	0.350	02/17/51	0.701	(35,215)	24,658
Citibank NA		2,700	0.350	02/17/51	0.701	(73,344)	44,841
Credit Suisse International (London)		900	0.350	02/17/51	0.701	(30,607)	21,105
Morgan Stanley & Co. International PLC		1,500	0.350	02/17/51	0.701	(40,134)	24,298
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	27,925	1.000	06/20/16	0.216	16,923	481,559
TOTAL						$(212,824)	$882,137

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Referenced Obligation	Notional Amount (000s)		Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 21		$53,550	(1.000)%	12/20/18	0.609%	$(723,965)	$(247,083)
Protection Sold:
iTraxx Europe Index Series 20	EUR	7,125	1.000	12/20/18	0.671	134,178	17,224
TOTAL						$(589,787)	$(229,859)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 26.4%
Automotive – 0.4%
Ford Motor Credit Co. LLC
$375,000	5.000%		05/15/18	$414,080
500,000	5.875		08/02/21	573,579

				987,659

Banks – 7.5%
Abbey National Treasury Services PLC
925,000	4.000		04/27/16	980,987
Australia & New Zealand Banking Group Ltd.(a)
650,000	4.500		03/19/24	648,213
Banco Nacional de Costa Rica(a)
260,000	6.250		11/01/23	257,400
Bank of America Corp.
1,100,000	2.650		04/01/19	1,104,988
2,100,000	4.125		01/22/24	2,113,337
575,000	4.000		04/01/24	575,222
Barclays Bank PLC
625,000	2.500		02/20/19	626,050
Capital One Financial Corp.
550,000	1.000		11/06/15	550,089
Citigroup, Inc.
305,000	6.125		11/21/17	348,816
Compass Bank
475,000	5.500		04/01/20	501,931
Credit Agricole SA(a)(b)(c)
225,000	7.875		01/29/49	237,938
Credit Suisse AG(a)
475,000	6.500		08/08/23	519,319
Credit Suisse Group AG(a)(b)(c)
350,000	7.500		12/11/49	380,188
Fifth Third Bancorp
300,000	3.625		01/25/16	314,073
ING Bank NV(a)
900,000	2.000		09/25/15	914,499
Intesa Sanpaolo SpA
375,000	3.125		01/15/16	383,104
475,000	2.375		01/13/17	474,290
575,000	3.875		01/16/18	590,536
525,000	3.875		01/15/19	532,131
Lloyds Bank PLC
350,000	2.300		11/27/18	349,795
Mizuho Corporate Bank Ltd.(a)
675,000	2.550		03/17/17	695,020
MUFG Capital Finance 1 Ltd.(b)(c)
450,000	6.346		07/29/49	490,500
Northern Rock Asset Management PLC(a)
1,700,000	5.625		06/22/17	1,912,082
PNC Preferred Funding Trust II(a)(b)(c)
800,000	1.456		03/29/49	760,000
Regions Financial Corp.
325,000	5.750		06/15/15	342,358
Royal Bank of Scotland PLC
675,000	2.550		09/18/15	688,779
300,000	9.500	(b)(c)	03/16/22	351,750
Santander Holdings USA, Inc.
270,000	4.625		04/19/16	287,310

Corporate Obligations – (continued)
Banks – 7.5%
Sovereign Bank
$400,000	8.750%		05/30/18	$475,336
Sumitomo Mitsui Financial Group, Inc.(a)
725,000	4.436		04/02/24	725,674

				19,131,715

Brokerage – 0.6%
Morgan Stanley, Inc.
775,000	6.250		08/28/17	886,458
525,000	6.625		04/01/18	611,453

				1,497,911

Chemicals – 0.4%
Ashland, Inc.(c)
500,000	4.750		08/15/22	491,250
Ecolab, Inc.
425,000	3.000		12/08/16	446,289

				937,539

Consumer Cyclical Services(c) – 0.2%
Equinix, Inc.
450,000	7.000		07/15/21	501,750

Consumer Products – 0.3%
Avon Products, Inc.
725,000	4.600		03/15/20	738,463

Electric – 0.6%
Arizona Public Service Co.
375,000	8.750		03/01/19	480,129
Consumers Energy Co.(c)
850,000	3.950		05/15/43	796,029
Puget Sound Energy, Inc.(b)(c)
250,000	6.974		06/01/67	256,250

				1,532,408

Energy – 1.8%
Gaz Capital SA for Gazprom(d)
550,000	9.250		04/23/19	650,375
Nexen, Inc.
265,000	6.400		05/15/37	303,656
Pacific Rubiales Energy Corp.(a)(c)
260,000	5.375		01/26/19	269,022
Petrobras Global Finance BV
490,000	4.875		03/17/20	494,474
330,000	6.250		03/17/24	338,481
Petroleos Mexicanos
70,000	5.500		01/21/21	76,405
240,000	6.375	(a)	01/23/45	259,680
PTTEP Canada International Finance Ltd.(a)
460,000	5.692		04/05/21	504,527
Transocean, Inc.
625,000	6.500		11/15/20	702,209
225,000	3.800	(c)	10/15/22	214,948
Transportadora de Gas Internacional SA ESP(c)
330,000	5.700		03/20/22	343,200
Weatherford International Ltd.
400,000	9.625		03/01/19	517,758

				4,674,735

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Beverage – 0.6%
Constellation Brands, Inc.
$50,000	3.750%		05/01/21	$48,875
900,000	6.000		05/01/22	996,750
Pernod-Ricard SA(a)
525,000	5.750		04/07/21	597,024

				1,642,649

Health Care – Services – 0.4%
HCA, Inc.
250,000	7.875	(c)	02/15/20	266,562
750,000	7.500		02/15/22	856,875

				1,123,437

Home Construction – 0.6%
D.R. Horton, Inc.(c)
550,000	4.375		09/15/22	539,000
MDC Holdings, Inc.
500,000	5.625		02/01/20	532,125
375,000	6.000	(c)	01/15/43	335,286

				1,406,411

Life Insurance – 0.8%
AIG Life Holdings, Inc.
425,000	8.500		07/01/30	548,250
American International Group, Inc.
350,000	5.850		01/16/18	399,465
Genworth Holdings, Inc.
350,000	7.625		09/24/21	431,926
The Northwestern Mutual Life Insurance Co.(a)
650,000	6.063		03/30/40	781,474

				2,161,115

Media – Cable – 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp.(c)
450,000	5.250		09/30/22	445,500
DISH DBS Corp.
475,000	6.750		06/01/21	532,594
Time Warner Cable, Inc.
150,000	6.550		05/01/37	174,665
850,000	7.300		07/01/38	1,072,818
150,000	5.875	(c)	11/15/40	163,557
100,000	5.500	(c)	09/01/41	104,826
Videotron Ltd.
825,000	5.000		07/15/22	827,063

				3,321,023

Media – Non Cable – 0.8%
NBCUniversal Media LLC
975,000	4.375		04/01/21	1,060,667
Nielsen Finance LLC/Nielsen Finance Co.(c)
525,000	4.500		10/01/20	530,250
WPP Finance UK
551,000	8.000		09/15/14	568,995

				2,159,912

Metals & Mining(a) – 0.5%
Xstrata Finance Canada Ltd.
1,180,000	2.700		10/25/17	1,194,278

Corporate Obligations – (continued)
Noncaptive – Financial – 0.5%
GE Capital Trust I(b)(c)
$458,000	6.375%		11/15/67	$503,800
General Electric Capital Corp.
275,000	5.875		01/14/38	322,896
International Lease Finance Corp.
375,000	8.250		12/15/20	453,281

				1,279,977

Packaging – 0.8%
Ball Corp.
500,000	5.000		03/15/22	510,000
Crown Americas LLC/Crown Americas Capital Corp. IV
550,000	4.500		01/15/23	524,563
Sealed Air Corp.(a)(c)
775,000	8.375		09/15/21	894,156

				1,928,719

Pipelines – 1.8%
Access Midstream Partners LP/ACMP Finance Corp.(c)
525,000	4.875		05/15/23	528,281
El Paso LLC
500	7.750		01/15/32	536
Energy Transfer Partners LP(b)(c)
1,075,000	3.255		11/01/66	989,000
Enterprise Products Operating LLC(b)(c)
775,000	8.375		08/01/66	871,875
375,000	7.034		01/15/68	424,688
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.(c)
550,000	4.500		07/15/23	529,375
Southern Star Central Gas Pipeline, Inc.(a)
300,000	6.000		06/01/16	322,802
TransCanada PipeLines Ltd.(b)(c)
875,000	6.350		05/15/67	903,437

				4,569,994

Real Estate Investment Trust – 1.3%
American Campus Communities Operating Partnership LP(c)
800,000	3.750		04/15/23	760,746
Developers Diversified Realty Corp.
755,000	7.500		04/01/17	871,086
HCP, Inc.
525,000	6.000		01/30/17	586,183
Healthcare Realty Trust, Inc.
550,000	6.500		01/17/17	620,326
ProLogis LP
275,000	6.125		12/01/16	307,201
Trust F/1401
300,000	5.250	(a)	12/15/24	298,950

				3,444,492

Schools – 0.4%
Rensselaer Polytechnic Institute
850,000	5.600		09/01/20	945,384

Technology – 0.8%
Hewlett-Packard Co.
525,000	3.000		09/15/16	548,322
375,000	2.600		09/15/17	385,893
300,000	2.750		01/14/19	302,505

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Technology – (continued)
	Juniper Networks, Inc.
	$200,000	4.500%	03/15/24	$202,793
	Tech Data Corp.
	650,000	3.750	09/21/17	673,335

				2,112,848

	Transportation(a) – 0.3%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	750,000	2.875	07/17/18	758,816

	Wireless Telecommunications – 0.9%
	American Tower Corp.
	1,025,000	3.400	02/15/19	1,052,194
	Crown Castle International Corp.
	700,000	5.250	01/15/23	710,500
	T-Mobile USA, Inc.(c)
	200,000	6.625	04/01/23	212,500
	VimpelCom Holdings BV
	200,000	7.504 (a)	03/01/22	203,500
	230,000	5.950	02/13/23	209,875

				2,388,569

	Wirelines Telecommunications – 2.8%
	AT&T, Inc.
	550,000	2.950	05/15/16	573,530
	Frontier Communications Corp.
	425,000	8.500	04/15/20	494,062
	MTS International Funding Ltd.
	100,000	8.625	06/22/20	114,250
	Verizon Communications, Inc.
	1,500,000	4.500	09/15/20	1,629,031
	1,925,000	5.150	09/15/23	2,108,105
	1,150,000	4.150 (c)	03/15/24	1,172,579
	850,000	6.550	09/15/43	1,031,482

				7,123,039

	TOTAL CORPORATE OBLIGATIONS
	(Cost $65,400,647)			$67,562,843

	Mortgage-Backed Obligations – 30.2%
	Adjustable Rate Non-Agency(b) – 1.4%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	1,064,569	0.729%	09/20/66	$1,434,915
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
	231,121	0.609	09/20/66	308,925
	Banc of America Funding Corp. Series 2007-E, Class 4A1
	$705,440	2.667	07/20/47	563,224
	Granite Mortgages PLC Series 2003-3, Class 3A
GBP	60,117	0.900	01/20/44	99,929
	Lehman XS Trust Series 2007-4N, Class 1A1
	$275,027	0.284	03/25/47	253,428
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	393,102	1.332	12/25/46	288,886

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(b) – (continued)
	Quadrivio Finance Series 2011-1, Class A1
EUR	378,787	0.800%	04/25/60	$515,605

	TOTAL ADJUSTABLE RATE NON-AGENCY			$3,464,912

	Collateralized Mortgage Obligations – 7.6%
	Inverse Floaters(b) – 0.2%
	FNMA REMIC Series 2005-92, Class SC
	$293,610	6.526%	10/25/35	$49,151
	FNMA REMIC Series 2010-126, Class LS
	1,258,740	4.846	11/25/40	232,626
	FNMA REMIC Series 2010-129, Class SM
	569,420	5.846	11/25/40	77,745
	FNMA REMIC Series 2012-11, Class GS
	592,265	5.846	05/25/40	91,055
	GNMA REMIC Series 2013-113, Class SD
	1,156,307	6.545	08/16/43	177,461

				628,038

	Planned Amortization Class – 0.1%
	FNMA REMIC Series 2005-70, Class PA
	177,708	5.500	08/25/35	197,370

	Sequential Fixed Rate – 3.5%
	FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
	1,500,000	4.317	11/25/19	1,646,584
	FHLMC Multifamily Structured Pass-Through Certificates Series KS01, Class A2
	1,800,000	2.522	01/25/23	1,731,230
	FHLMC REMIC Series 4248, Class LM
	1,812,016	6.500	05/15/41	2,093,945
	FNMA REMIC Series 2011-52, Class GB
	1,025,000	5.000	06/25/41	1,107,605
	FNMA REMIC Series 2012-111, Class B
	189,641	7.000	10/25/42	213,496
	FNMA REMIC Series 2012-153, Class B
	408,205	7.000	07/25/42	459,428
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	1,109,003	2.650	10/29/20	1,137,186
	NCUA Guaranteed Notes Series A4
	600,000	3.000	06/12/19	624,600

				9,014,074

	Sequential Floating Rate(b) – 3.8%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
	225,000	5.611	04/10/49	249,252
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
	4,895,314	0.406	11/25/36	2,258,178
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
	5,368,435	0.436	08/25/36	3,489,585
	FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
	2,300,000	3.060	07/25/23	2,279,303

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
$600,000	3.034%	10/25/20		$618,910
FNMA REMIC Series 2011-63, Class FG
408,390	0.604	07/25/41		409,962
FREMF Mortgage Trust Series 2012-K707, Class C(a)
200,000	3.883	01/25/47		198,738
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44		54,690
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44		48,821

				9,607,439

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$19,446,921

Federal Agencies – 21.2%
Adjustable Rate FHLMC(b) – 0.1%
$115,026	2.415%	09/01/35		$122,421

FHLMC – 2.2%
29,195	5.000	05/01/18		31,124
46,988	5.000	08/01/33		51,224
8,915	5.000	09/01/33		9,719
12,934	5.000	10/01/33		14,100
10,063	5.000	11/01/34		10,976
661,879	5.000	12/01/34		721,879
17,332	5.000	07/01/35		18,904
15,996	5.000	11/01/35		17,438
82,959	6.500	08/01/37		92,424
250,631	6.500	10/01/37		279,546
83,995	6.500	09/01/38		94,276
516,158	7.000	02/01/39		580,721
135,187	5.000	03/01/39		146,911
46,867	5.000	05/01/39		50,932
66,243	5.000	04/01/40		72,138
16,023	5.000	08/01/40		17,448
2,134,995	5.500	08/01/40		2,344,313
17,581	4.500	03/01/41		18,773
11,976	5.000	04/01/41		13,070
15,102	5.000	06/01/41		16,481
1,000,000	6.000	TBA-30yr	(e)	1,111,094

				5,713,491

FNMA – 17.6%
945,754	3.070	12/01/17		988,970
752,740	2.800	03/01/18		782,827
5,065	6.000	12/01/18		5,632
1,600,000	4.506	06/01/19		1,741,631
60,088	6.000	06/01/21		65,287
79,420	5.000	08/01/23		85,991
45,698	5.500	09/01/23		49,610
25,097	5.500	10/01/23		27,280
193,792	5.000	02/01/24		208,377
1,090,465	5.500	05/01/25		1,185,887
65	6.000	03/01/32		73
111,589	6.000	12/01/32		125,823

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,704	5.000%	01/01/33		$1,866
2,266	5.500	03/01/33		2,524
182,105	5.500	04/01/33		202,776
274	6.000	05/01/33		308
5,568	5.000	08/01/33		6,093
12,760	5.500	09/01/33		14,203
53,182	5.500	12/01/33		59,219
350	6.000	12/01/33		390
78,018	5.500	02/01/34		86,867
22,153	6.000	02/01/34		24,978
5,526	5.500	03/01/34		6,152
7,509	5.500	04/01/34		8,361
449,345	5.500	05/01/34		500,353
8,640	5.500	09/01/34		9,620
4,457	5.500	10/01/34		4,962
37,242	5.500	11/01/34		41,463
13,150	5.500	12/01/34		14,571
16,166	5.500	02/01/35		17,997
55,894	5.000	04/01/35		61,129
171	6.000	04/01/35		191
12,122	5.500	05/01/35		13,434
3,974	5.500	07/01/35		4,404
679,788	6.000	07/01/35		758,193
2,565	5.500	09/01/35		2,833
239,261	6.000	09/01/35		266,857
7,812	6.000	03/01/36		8,685
10,273	5.500	04/01/36		11,385
16,218	6.000	04/01/36		18,030
76,737	5.500	09/01/36		85,447
177	5.500	02/01/37		195
12,003	6.000	02/01/37		13,356
327	5.500	04/01/37		361
280	5.500	05/01/37		309
53,318	6.000	12/01/37		59,331
28,537	5.500	02/01/38		31,626
426	5.500	03/01/38		471
149,492	6.000	03/01/38		166,375
72,039	6.000	05/01/38		80,162
477	5.500	06/01/38		528
494	5.500	07/01/38		546
452	5.500	08/01/38		500
315	5.500	09/01/38		348
673,297	6.000	11/01/38		749,258
155	5.500	12/01/38		171
340,830	7.000	03/01/39		383,233
32,638	4.500	04/01/39		34,972
7,318	5.500	06/01/39		8,069
44,175	4.500	08/01/39		47,335
203,658	6.000	09/01/39		226,623
755,324	6.000	09/01/39		840,625
67,645	6.000	10/01/39		75,285
48,907	4.500	11/01/39		52,482
6,501	5.500	11/01/39		7,168
358,130	4.500	12/01/39		383,744
200,036	6.000	10/01/40		222,593

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,001,158	4.000%	12/01/40		$1,041,238
875,347	6.000	05/01/41		974,055
164,582	4.500	08/01/41		175,633
43,061	4.500	10/01/41		45,946
623,355	3.000	08/01/42		604,475
554,139	3.000	09/01/42		537,784
77,604	3.000	10/01/42		75,321
292,764	3.000	11/01/42		284,024
3,479,315	3.000	12/01/42		3,374,001
976,175	2.500	01/01/43		903,765
2,771,872	3.000	01/01/43		2,689,229
1,194,941	3.000	02/01/43		1,159,149
469,246	3.000	03/01/43		454,455
775,848	3.000	04/01/43		751,870
336,041	3.000	05/01/43		325,126
95,990	3.000	06/01/43		93,136
825,681	3.000	07/01/43		801,137
8,000,000	3.000	TBA-30yr	(e)	7,723,125
7,000,000	5.000	TBA-30yr	(e)	7,614,414
4,000,000	6.000	TBA-30yr	(e)	4,459,375

				44,973,603

GNMA – 1.3%
226,752	3.950	07/15/25		236,456
134,934	5.500	11/15/32		151,816
121,444	5.500	01/15/33		136,482
107,477	5.500	02/15/33		120,785
120,889	5.500	03/15/33		135,858
138,614	5.500	07/15/33		155,777
72,116	5.500	08/15/33		81,046
66,107	5.500	09/15/33		74,292
70,029	5.500	04/15/34		78,398
84,101	5.500	05/15/34		94,151
663,384	5.500	09/15/34		742,660
513,755	5.500	12/15/34		575,150
567,311	5.500	01/15/35		632,895
3,506	5.500	05/15/36		3,889
108,490	5.000	11/15/40		119,815
47,509	2.500	12/20/42		44,944

				3,384,414

TOTAL FEDERAL AGENCIES				$54,193,929

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $71,743,237)				$77,105,762

Agency Debentures – 3.5%
FFCB
$1,400,000	3.500%	12/20/23		$1,423,981
FHLB
2,400,000	4.625	09/11/20		2,719,799
1,200,000	3.000	09/10/21		1,230,745
400,000	5.375	08/15/24		474,234
FHLMC
400,000	2.375	01/13/22		391,782

Agency Debentures – (continued)
FNMA
$300,000	4.125%	04/15/14		$300,470
800,000	6.250	05/15/29		1,046,898
Tennessee Valley Authority
1,200,000	3.875	02/15/21		1,296,842

TOTAL AGENCY DEBENTURES
(Cost $8,582,307)				$8,884,751

Asset-Backed Securities – 10.1%
Collateralized Loan Obligations – 9.5%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(b)
$3,717,397	0.888%	11/01/18		$3,651,317
ACIS CLO Ltd. Series 2013-1A, Class ACOM(a)
2,600,000	1.558	04/18/24		2,510,820
ACIS CLO Ltd. Series 2013-2A, Class A(a)(b)
400,000	0.742	10/14/22		390,171
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)(b)
2,650,000	1.157	10/14/22		2,569,175
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(a)(b)
1,250,000	1.455	11/21/22		1,220,875
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(a)(b)
1,124,397	0.476	07/31/21		1,108,062
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(b)
2,200,000	1.476	11/22/23		2,176,900
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(a)
1,650,000	1.618	04/17/25		1,629,210
Red River CLO Ltd. Series 1A, Class A(a)(b)
2,928,186	0.508	07/27/18		2,892,368
Westchester CLO Ltd. Series 2007-1X, Class A1A(b)
6,105,837	0.463	08/01/22		6,005,842

				24,154,740

Home Equity(b) – 0.2%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2
7,141	0.954	10/27/32		6,982
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1
5,459	0.816	10/25/32		5,321
Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1
318,737	0.956	12/25/42		314,718
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1
1,703	0.776	01/25/32		1,474
First Alliance Mortgage Loan Trust Series 1999-4, Class A2
268	0.917	03/20/31		229
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
143,877	7.000	09/25/37		143,667
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
58,267	6.859	09/25/37		58,045
Home Equity Asset Trust Series 2002-1, Class A4
257	0.756	11/25/32		240

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Home Equity(b) – (continued)
	Renaissance Home Equity Loan Trust Series 2003-2, Class A
	$1,827	1.036%	08/25/33	$1,768
	Renaissance Home Equity Loan Trust Series 2003-3, Class A
	4,706	0.656	12/25/33	4,776

				537,220

	Student Loan(b) – 0.4%
	College Loan Corp. Trust Series 2004-1, Class A4
	750,000	0.429	04/25/24	722,422
	College Loan Corp. Trust Series 2006-1, Class A3
	300,772	0.329	10/25/25	299,449

				1,021,871

	TOTAL ASSET-BACKED SECURITIES
	(Cost $24,677,780)			$25,713,831

	Foreign Debt Obligations – 3.3%
	Sovereign – 3.1%
	Dominican Republic
DOP	500,000	14.500%	02/10/23	$11,826
	$280,000	6.600 (a)	01/28/24	287,000
	191,000	8.625	04/20/27	212,010
	Hellenic Republic Government Bond(b)
EUR	110,000	1.619	05/21/14	149,506
	160,000	1.015	08/10/14	214,727
	Italy Buoni Poliennali Del Tesoro(a)
	70,000	4.750	09/01/44	104,576
	Perusahaan Penerbit SBSN(a)
	$430,000	6.125	03/15/19	469,775
	Republic of Chile
	360,000	3.625	10/30/42	297,900
	Republic of Colombia(c)
	270,000	5.625	02/26/44	282,825
	Republic of Honduras(a)
	260,000	8.750	12/16/20	284,700
	Republic of Slovenia(a)
	240,000	5.250	02/18/24	249,271
	Republic of Turkey
	820,000	6.250	09/26/22	885,600
	Spain Government Bond(a)
EUR	60,000	5.150	10/31/44	95,116
	United Mexican States
MXN	29,902,430	0.000 (f)	06/26/14	2,272,541
	2,128,400	6.500	06/10/21	170,111
	186,400	8.000	12/07/23	16,173
	5,244,200	7.500	06/03/27	437,317
	1,424,600	8.500	05/31/29	127,487
	1,847,300	7.750	05/29/31	154,078
	2,461,700	10.000	11/20/36	249,751
	1,402,500	8.500	11/18/38	124,252
MXN	1,712,500	7.750	11/13/42	140,050
	660,000	4.750	03/08/44	627,000

				7,863,592

	Foreign Debt Obligations – (continued)
	Supranational – 0.2%
	Inter-American Development Bank
	$700,000	1.000%	02/27/18	$682,270

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $8,610,763)			$8,545,862

	Structured Note – 0.6%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	3,939,219	6.000%	08/15/40	$1,590,292
	(Cost $2,309,460)

	Municipal Debt Obligations – 5.0%
	California – 1.5%
	California State GO Bonds (Refunding-Various Purposes) Series 2013
	$325,000	5.000%	09/01/28	$367,130
	365,000	5.000	09/01/32	400,281
	California State GO Bonds (Various Purposes) Series 2013
	255,000	5.000	09/01/27	289,596
	250,000	5.000	04/01/37	268,145
	660,000	5.000	04/01/43	702,775
	California State GO Bonds Build America Taxable Series 2009
	210,000	7.550	04/01/39	291,791
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	735,519
	California State University Systemwide RB Series 2012 A
	255,000	5.000	11/01/42	272,972
	City of Los Angeles CA Department of Water & Power RB (Power System) Series 2012 B
	250,000	5.000	07/01/43	267,395
	City of Los Angeles CA Department of Water & Power RB Series 2012 B
	250,000	5.000	07/01/43	268,302

				3,863,906

	Florida – 0.1%
	Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
	255,000	5.000	07/01/42	267,084

	Illinois – 0.3%
	Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	583,675
	Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100	06/01/33	113,497

				697,172

	Louisiana – 0.1%
	Louisiana State Gas & Fuels Tax RB (Second Lien) Series 2010 B
	255,000	5.000	05/01/45	267,928

	Massachusetts – 0.1%
	Massachusetts State Consolidated Loan GO Bonds Series 2013 E
	190,000	5.000	08/01/40	206,353

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Missouri – 0.1%
Metropolitan St. Louis MO Sewer District Wastewater System RB Series 2012 A
$250,000	5.000%	05/01/42	$271,235

New Jersey – 0.4%
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
420,000	5.000	06/15/36	445,398
290,000	5.500	06/15/39	319,902
315,000	5.000	06/15/44	328,910

			1,094,210

New York – 1.0%
New York City GO Bonds (Refunding) Series 2013 I
250,000	5.000	08/01/25	287,120
New York City GO Bonds (Refunding) Series 2013 J
250,000	5.000	08/01/25	287,120
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 E-1
250,000	5.000	02/01/42	266,820
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2011 AA
260,000	5.000	06/15/44	274,279
New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2013 A
255,000	5.000	02/15/43	272,883
New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
320,000	5.000	03/15/30	356,605
330,000	5.000	03/15/31	365,343
340,000	5.000	03/15/32	374,497

			2,484,667

Ohio – 0.4%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
250,000	6.270	02/15/50	284,480
Ohio State Turnpike Commission RB (Junior Lien-Infrastructure Projects) Series 2013 A-1
395,000	5.000	02/15/48	413,111
Ohio State Turnpike Commission RB (Senior Lien) Series 2013 A
250,000	5.000	02/15/48	264,287

			961,878

Pennsylvania – 0.1%
Pennsylvania State Turnpike Commission RB Series 2013 C
250,000	5.000	12/01/43	261,688

Puerto Rico – 0.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
20,000	6.000	07/01/38	14,961
30,000	6.000	07/01/44	22,161
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
20,000	5.000	07/01/33	13,407

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
$60,000	5.500%	07/01/39	$45,181
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,060,000	8.000	07/01/35	989,129
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
10,000	5.250	08/01/27	8,323
100,000	0.000 (f)	08/01/32	75,294
60,000	5.750	08/01/37	47,083
15,000	6.375	08/01/39	12,566
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
50,000	0.000 (f)	08/01/33	27,126
65,000	5.500	08/01/37	50,068
10,000	5.375	08/01/39	7,550
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
15,000	6.000	08/01/39	12,091
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
50,000	5.500	08/01/28	41,689
15,000	6.125	08/01/29	13,064

			1,379,693

Texas – 0.1%
North Texas Tollway Authority RB (Special Projects System) Series 2011 A
255,000	5.500	09/01/41	283,458

Washington – 0.3%
University of Washington RB (General) Series 2013
260,000	5.000	07/01/41	282,636
Washington State GO Bonds (Various Purposes) Series 2013 A
250,000	5.000	08/01/34	277,092
300,000	5.000	08/01/35	331,260

			890,988

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $12,077,601)			$12,930,260

Government Guarantee Obligations(g) – 2.0%
Hashemite Kingdom of Jordan Government AID Bond
$1,600,000	2.503%	10/30/20	$1,590,926
Israel Government AID Bond
2,000,000	5.500	09/18/23	2,388,093
300,000	5.500	12/04/23	358,644
650,000	5.500	04/26/24	777,273
40,000	5.500	09/18/33	48,018

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,354,961)			$5,162,954

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 15.6%
United States Treasury Bonds
$1,900,000	3.750	%(h)	11/15/43	$1,967,203
1,700,000	3.625		02/15/44	1,719,516
United States Treasury Notes
11,500,000	1.000		03/31/17	11,529,671
6,500,000	1.500		01/31/19	6,442,735
9,800,000	1.625		03/31/19	9,749,628
3,700,000	2.125		01/31/21	3,663,296
3,300,000	2.250		03/31/21	3,287,757
1,400,000	2.750		02/15/24	1,402,954

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $39,719,039)				$39,762,760

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.1%
Interest Rate Swaptions
Bank of America Securities LLC Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
$1,200,000	3.950%	01/29/16	$95,287
Bank of America Securities LLC Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
1,200,000	3.950	01/29/16	74,878

TOTAL OPTIONS PURCHASED
(Cost $191,640)			$170,165

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $238,667,435)			$247,429,480

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(i) – 10.5%
Repurchase Agreement – 10.5%
Joint Repurchase Agreement Account II
$26,800,000	0.080%	04/01/14	$26,800,000
(Cost $26,800,000)

TOTAL INVESTMENTS – 107.3%
(Cost $265,467,435)			$274,229,480

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.3)%			(18,730,436)

NET ASSETS – 100.0%			$255,499,044

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $32,972,636, which represents approximately 12.9% of net assets as of March 31, 2014.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $20,908,008 which represents approximately 8.2% of net assets as of March 31, 2014.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,162,954, which represents approximately 2.0% of net assets as of March 31, 2014.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(i)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 130-131.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SBSN	—Surat Berharga Syariah Negara
STIBOR	—Stockholm Interbank Offered Rate
WIBOR	—Warsaw Interbank Offered Rate

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Bank of America Securities LLC	COP/USD	04/21/14	$110,022	$3,022
	HUF/EUR	06/18/14	213,511	3,663
	PLN/EUR	06/18/14	106,067	1,002
	USD/EUR	06/18/14	478,677	3,214
Barclays Bank PLC	AUD/USD	06/18/14	217,689	4,128
	EUR/CHF	06/18/14	579,577	1,152
	GBP/USD	06/18/14	319,903	1,106
	INR/USD	04/04/14	111,831	3,215
	JPY/CHF	06/18/14	259,200	2,219
	KRW/USD	04/24/14	214,019	19
	MXN/USD	05/09/14	2,283,475	3,892
	MYR/USD	04/14/14	324,725	2,225
	NOK/SEK	06/18/14	210,140	1,977
	PLN/USD	06/18/14	156,703	1,093
	USD/CNH	05/27/14	220,916	4,640
	USD/CNH	06/18/14	424,876	5,124
BNP Paribas SA	EUR/USD	06/18/14	107,444	493
	MYR/USD	05/02/14	412,584	3,989
	USD/EUR	06/18/14	424,266	1,854
	USD/KRW	05/12/14	216,383	173
Citibank NA	CAD/USD	06/18/14	106,535	169
	CLP/USD	04/10/14	112,631	5,434
	EUR/CHF	06/18/14	579,624	1,105
	USD/JPY	06/18/14	424,011	1,989
	USD/RUB	05/05/14	106,926	74
Credit Suisse International (London)	CAD/USD	06/18/14	107,419	419
	CHF/EUR	06/18/14	106,067	140
	EUR/CHF	06/18/14	772,363	1,674
	RUB/USD	04/04/14	134,820	4,170
	RUB/USD	04/07/14	332,534	11,534
	RUB/USD	04/11/14	112,356	4,356
	RUB/USD	04/14/14	335,318	15,318
	RUB/USD	04/28/14	431,903	5,903
	RUB/USD	05/05/14	107,819	819
Deutsche Bank AG (London)	BRL/USD	04/17/14	111,056	2,068
	EUR/SEK	06/18/14	431,866	2,675
	EUR/USD	06/18/14	213,511	280
	MYR/USD	04/11/14	82,572	488
	PHP/USD	04/11/14	47,243	211
	PLN/EUR	06/18/14	283,969	72
	PLN/USD	06/18/14	161,586	1,530
	RUB/USD	04/04/14	115,380	4,980
	USD/CNH	05/27/14	211,429	3,571
	USD/CNH	06/18/14	93,329	968
	USD/EUR	06/18/14	2,602,180	14,117
	USD/JPY	06/18/14	213,813	187
HSBC Bank PLC	GBP/USD	06/18/14	108,301	1,109
	HUF/EUR	06/18/14	180,773	3,996
	MYR/USD	05/02/14	108,506	869
	NOK/EUR	06/18/14	213,511	613
	USD/EUR	06/18/14	427,021	241

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Securities, Inc.	EUR/CHF	06/18/14	$562,632	$1,121
	INR/USD	04/04/14	109,552	2,612
	MYR/USD	04/14/14	218,558	1,839
	NOK/SEK	06/18/14	209,845	2,272
	NOK/USD	06/18/14	111,302	213
	PHP/USD	04/11/14	124,211	637
	PLN/USD	06/18/14	169,840	1,588
	SEK/NOK	06/18/14	106,558	159
	USD/GBP	04/24/14	546,945	412
	USD/JPY	06/18/14	212,557	1,443
Morgan Stanley & Co. International PLC	AUD/EUR	06/18/14	212,133	6,468
	BRL/USD	04/17/14	221,819	5,444
	GBP/USD	06/18/14	319,903	811
	MYR/USD	04/14/14	69,987	437
	TRY/USD	06/18/14	107,608	5,190
Royal Bank of Canada	CAD/USD	06/18/14	644,069	3,069
	EUR/CHF	06/18/14	563,655	2,010
	EUR/USD	06/18/14	213,511	53
	GBP/USD	06/18/14	215,768	1,800
	INR/USD	04/04/14	108,796	4,097
	KRW/USD	04/24/14	214,573	1,573
	MXN/USD	06/18/14	108,723	1,262
	USD/CAD	06/18/14	106,519	481
	ZAR/USD	06/18/14	102,202	3,802
Royal Bank of Scotland PLC	GBP/USD	06/18/14	108,301	381
	TRY/USD	06/18/14	215,282	1,282
Standard Chartered Bank	GBP/USD	06/18/14	106,634	735
	MYR/USD	04/04/14	216,201	1,287
	USD/EUR	06/18/14	425,644	44
State Street Bank and Trust	CAD/USD	06/18/14	107,521	521
	MXN/USD	06/18/14	1,878,761	24,597
	USD/EUR	06/18/14	316,822	2,290
	USD/JPY	06/18/14	211,538	1,008
UBS AG (London)	BRL/USD	04/07/14	111,621	4,621
	BRL/USD	04/11/14	111,586	3,586
	BRL/USD	04/14/14	111,259	4,259
	BRL/USD	04/17/14	111,073	4,073
	CHF/EUR	06/18/14	212,134	429
	EUR/CHF	06/18/14	773,015	2,537
	MYR/USD	04/11/14	206,882	1,065
	PLN/USD	06/18/14	156,703	411
	RUB/USD	04/14/14	113,094	5,185
	USD/EUR	05/07/14	2,230,051	16,406
	ZAR/USD	06/18/14	153,017	3,017
Westpac Banking Corp.	AUD/GBP	06/18/14	214,935	3,990
	AUD/USD	06/18/14	658,602	17,933
	MYR/USD	04/14/14	37,711	261
	NZD/USD	06/18/14	538,067	8,447
TOTAL				$296,437

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Bank of America Securities LLC	EUR/HUF	06/18/14	$107,850	$(1,783)
	PLN/HUF	06/18/14	107,387	(1,099)
	USD/COP	04/21/14	53,700	(200)
	USD/GBP	06/18/14	428,204	(1,049)
	USD/HUF	06/18/14	716,640	(1,862)
	USD/KRW	04/03/14	216,271	(1,271)
	USD/NZD	06/18/14	367,622	(9,233)
	USD/TWD	04/30/14	213,672	(672)
Barclays Bank PLC	EUR/AUD	06/18/14	55,311	(1,589)
	USD/GBP	06/18/14	1,396,244	(2,614)
	USD/NZD	06/18/14	385,831	(10,331)
	USD/ZAR	06/18/14	146,786	(1,701)
Barclays Bank PLC	CNH/USD	05/27/14	221,137	(3,386)
BNP Paribas SA	CNH/USD	06/18/14	213,488	(512)
	EUR/AUD	06/18/14	54,896	(1,174)
	EUR/HUF	06/18/14	108,230	(786)
	KRW/USD	04/03/14	216,439	(542)
Citibank NA	EUR/USD	06/18/14	106,067	(598)
	GBP/USD	06/18/14	303,917	(730)
	USD/AUD	06/18/14	107,922	(2,863)
	USD/BRL	04/16/14	1,533,487	(81,827)
	USD/CAD	06/18/14	106,513	(513)
	USD/IDR	04/14/14	42,945	(755)
	USD/ILS	06/18/14	107,605	(605)
	USD/JPY	06/18/14	215,437	(437)
	USD/KRW	04/03/14	108,227	(727)
	USD/KRW	04/24/14	434,125	(8,125)
	USD/NZD	06/18/14	358,518	(9,225)
	USD/RUB	04/14/14	111,776	(4,776)
	USD/TRY	06/18/14	111,840	(4,840)
Credit Suisse International (London)	CHF/USD	06/18/14	101,127	(873)
	EUR/CHF	06/18/14	213,703	(192)
	EUR/USD	06/18/14	213,511	(229)
	USD/CLP	04/07/14	44,208	(1,208)
	USD/CLP	04/10/14	110,368	(2,368)
	USD/CLP	04/30/14	107,557	(557)
	USD/CLP	05/09/14	103,804	(2,366)
	USD/COP	04/21/14	53,713	(213)
	USD/GBP	06/18/14	429,870	(3,734)
	USD/NZD	06/18/14	109,510	(2,726)
	USD/RUB	04/04/14	225,735	(9,735)
	USD/RUB	04/07/14	333,470	(11,470)
	USD/RUB	04/11/14	110,449	(3,449)
	USD/RUB	04/14/14	223,614	(9,614)
Deutsche Bank AG (London)	CNH/USD	06/18/14	304,717	(2,010)
	EUR/HUF	06/18/14	107,224	(1,157)
	EUR/USD	06/18/14	424,266	(2,380)
	JPY/USD	06/18/14	105,885	(1,115)
	PHP/USD	04/10/14	90,208	(1,052)
	PLN/HUF	06/18/14	107,498	(880)
	THB/USD	04/03/14	132,022	(58)
	USD/CAD	06/18/14	107,154	(154)
	USD/IDR	04/14/14	216,775	(2,775)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London) – (continued)	USD/INR	04/04/14	$338,243	$(14,503)
	USD/PHP	04/11/14	155,283	(1,849)
	USD/THB	04/03/14	132,022	(1,022)
	USD/THB	04/11/14	108,702	(81)
	USD/THB	05/08/14	131,816	(32)
	USD/TWD	04/21/14	213,058	(58)
HSBC Bank PLC	KRW/USD	04/03/14	216,093	(164)
	PHP/USD	04/11/14	106,221	(779)
	USD/AUD	06/18/14	221,379	(6,245)
	USD/BRL	04/30/14	214,184	(184)
	USD/IDR	04/14/14	218,106	(3,106)
	USD/KRW	05/09/14	216,464	(207)
	USD/NZD	06/18/14	106,924	(1,035)
	USD/RUB	04/14/14	121,957	(2,169)
	USD/SGD	06/18/14	894,373	(5,621)
	USD/TWD	04/24/14	128,974	(1,174)
JPMorgan Securities, Inc.	USD/TRY	06/18/14	112,500	(4,500)
Morgan Stanley & Co. International PLC	CNH/USD	05/27/14	211,208	(2,792)
	USD/AUD	06/18/14	109,767	(3,060)
	USD/BRL	04/17/14	330,954	(10,954)
	USD/BRL	04/30/14	107,684	(684)
	USD/ILS	06/18/14	403,421	(202)
	USD/MYR	04/14/14	214,283	(1,283)
	USD/TWD	04/25/14	107,740	(740)
Royal Bank of Canada	CAD/USD	06/18/14	213,650	(350)
	USD/BRL	04/07/14	110,895	(3,895)
	USD/BRL	04/11/14	109,633	(2,633)
	USD/BRL	04/30/14	107,367	(367)
	USD/CAD	06/18/14	217,144	(4,144)
	USD/EUR	05/07/14	507,205	(1,374)
	USD/MXN	05/09/14	6,051,639	(53,073)
Royal Bank of Scotland PLC	USD/TRY	06/18/14	667,223	(27,223)
State Street Bank and Trust	USD/CAD	06/18/14	1,367,484	(8,761)
	USD/MXN	06/18/14	323,057	(3,057)
	USD/NZD	06/18/14	358,518	(4,984)
UBS AG (London)	CHF/EUR	06/18/14	211,445	(109)
	EUR/USD	06/18/14	212,133	(508)
	USD/BRL	04/07/14	110,440	(2,440)
	USD/BRL	04/14/14	110,445	(3,445)
	USD/CLP	04/28/14	87,899	(2,231)
	USD/KRW	04/03/14	108,035	(535)
	USD/ZAR	06/18/14	108,829	(1,829)
Westpac Banking Corp.	EUR/AUD	06/18/14	108,990	(2,923)
	GBP/AUD	06/18/14	108,808	(507)
	USD/AUD	06/18/14	435,378	(9,298)
	USD/NZD	06/18/14	425,970	(1,372)
	USD/SGD	06/18/14	216,268	(3,268)
TOTAL				$(416,910)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(94)	March 2016	$(23,159,250)	$49,354
Eurodollars	(94)	June 2016	(23,087,575)	59,726
Eurodollars	40	June 2014	9,975,500	4,935
Eurodollars	(192)	December 2015	(47,445,600)	133,162
Eurodollars	8	December 2014	2,747,171	10,990
Euro Buxl 30 Year Bonds	(2)	June 2014	(355,378)	(3,861)
Italian 10 Year Government Bonds	10	June 2014	1,676,737	16,610
Japan 10 Year Government Bonds	(1)	June 2014	(1,401,153)	1,449
Ultra Long U.S. Treasury Bonds	(35)	June 2014	(5,056,406)	(38,066)
5 Year German Euro-Bobl	17	June 2014	2,936,171	4,101
10 Year German Euro-Bund	12	June 2014	2,370,329	8,216
10 Year U.K. Long Gilt	(32)	June 2014	(5,843,295)	(5,632)
2 Year U.S Treasury Notes	54	June 2014	11,856,375	(4,310)
5 Year U.S Treasury Notes	(198)	June 2014	(23,552,719)	4,362
10 Year U.S Treasury Notes	(83)	June 2014	(10,250,500)	14,910
20 Year U.S. Treasury Bonds	293	June 2014	39,033,094	116,809
TOTAL				$372,755
SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	BRL	6,090	01/04/16	10.390%	1 month Brazilian Interbank Deposit Average	$—	$(43,459)
	KRW	50,630	01/16/24	3 month KWCDC	3.445%	—	(717)
Barclays Bank PLC	BRL	2,190	01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(17,411)
	MYR	380	08/14/23	3month KLIBOR	4.485	—	935
Citibank NA	BRL	2,480	01/04/16	10.090	1 month Brazilian Interbank Deposit Average	—	(24,296)
		4,630	01/02/17	12.670	1 month Brazilian Interbank Deposit Average	—	15,798
	MYR	1,220	11/19/18	3 month KLIBOR	3.915	—	2,304
	KRW	2,257,900	08/08/23	3 month KWCDC	3.450	—	(32,934)
		231,040	08/16/23	3 month KWCDC	3.485	—	(3,930)
	MYR	775	11/15/23	3 month KLIBOR	4.450	—	2,926
	KRW	161,290	01/07/24	3 month KWCDC	3.472	—	(2,665)
		129,770	01/10/24	3 month KWCDC	3.475	—	(2,172)
Deutsche Bank Securities, Inc.	BRL	2,260	01/02/17	12.650	1 month Brazilian Interbank Deposit Average	—	7,328
	MYR	1,100	11/14/18	3 month KLIBOR	3.880	—	2,503
		330	08/14/23	3 month KLIBOR	4.490	—	772
	KRW	128,620	01/08/24	3 month KWCDC	3.470	—	(2,105)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.		291,170		08/19/23	3 month KWCDC	3.563%	$—	$(6,679)
	MYR	420		09/26/23	3 month KLIBOR	4.330	—	2,836
	KRW	257,820		01/07/24	3 month KWCDC	3.471	—	(4,240)
		67,770		01/13/24	3 month KWCDC	3.465	—	(1,074)
		133,720		01/15/24	3 month KWCDC	3.445	—	(1,897)
		163,440		01/16/24	3 month KWCDC	3.456	—	(2,468)
		224,325		01/17/24	3 month KWCDC	3.440	—	(3,079)
		308,990		01/27/24	3 month KWCDC	3.383	—	(2,733)
Morgan Stanley & Co. International PLC	BRL	4,500		01/02/17	12.645%	1 month Brazilian Interbank Deposit Average	—	14,401
	MYR	1,440		11/20/18	3 month KLIBOR	3.934	—	2,346
	KRW	225,810		08/16/23	3 month KWCDC	3.485	—	(3,841)
		115,670		01/09/24	3 month KWCDC	3.455	—	(1,748)
Royal Bank of Scotland PLC	CAD	150	(a)	12/20/22	6 month CDOR	3.000	4,515	(1,936)
TOTAL							$4,515	$(107,235)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

NZD	9,210		12/15/15	4.250%	3 month NZDOR	$(4,154)	$516
GBP	14,220		02/03/16	6 month BP	1.250%	4,426	1,223
	$32,200		03/19/16	0.750	3 month LIBOR	84	139,559
	28,000	(a)	05/25/16	2.920	3 month LIBOR	(132,169)	108,313
SEK	36,910		06/18/16	3 month STIBOR	1.500	(30,987)	(9,327)
	$3,800		02/01/17	3 month LIBOR	1.625	(936)	5,430
GBP	4,750		03/05/17	6 month BP	1.660	4,453	14,225
	6,280	(a)	08/24/17	6 month BP	2.120	(34,897)	40,027
	$23,500	(a)	11/25/17	3 month LIBOR	1.675	62,389	105,403
	51,500	(a)	03/24/18	2.780	3 month LIBOR	(2,313)	(2,512)
PLN	750		12/10/18	6 month WIBOR	3.818	1	(3,580)
	775		12/10/18	6 month WIBOR	3.820	1	(3,729)
	700		12/10/18	6 month WIBOR	3.844	1	(3,626)
GBP	10,060		02/03/19	2.280	6 month BP	(18,506)	9,433
EUR	4,690	(a)	06/18/19	1.250	6 month EURO	59,375	9,783
GBP	930	(a)	06/18/19	2.250	6 month BP	500	6,940
CAD	790	(a)	06/18/19	2.250	6 month CDOR	2,607	1,122
	$3,210	(a)	06/18/19	3 month LIBOR	2.000	(9,706)	2,785
SEK	23,120		06/18/19	3 month STIBOR	2.000	(8,592)	(11,473)
NZD	3,800		06/18/19	4.750	3 month NZDOR	15,970	(12,761)
AUD	2,700		06/18/19	6 month AUDOR	3.750	15,573	(9,071)
GBP	6,390		08/24/20	2.960	6 month BP	132,250	(31,721)
	2,650		02/05/21	2.840	6 month BP	(4,078)	(17,356)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	6,660		03/05/22	2.780%	6 month BP	$(41,333)	$11,980
	$9,200		03/24/22	3 month LIBOR	2.933%	60	(22,962)
NOK	12,240		12/20/22	3 month NIBOR	4.000	(25,512)	(4,406)
	$4,070		10/08/23	4.250	3 month LIBOR	3,050	45,636
JPY	676,410		10/08/23	6 month JYOR	1.250	(4,257)	(3,311)
	$12,400	(a)	11/25/23	3 month LIBOR	3.511	67,203	(208,310)
PLN	1,250		11/28/23	6 month WIBOR	4.163	3	(7,809)
	400		12/09/23	6 month WIBOR	4.320	1	(4,184)
	550		12/11/23	6 month WIBOR	4.287	1	(5,213)
JPY	73,100		12/19/23	1.250	6 month JYOR	37	(711)
GBP	595	(a)	12/19/23	3.750	6 month BP	(2,480)	7,796
AUD	380	(a)	12/19/23	5.500	6 month AUDOR	860	2,628
NZD	940	(a)	12/19/23	5.750	3 month NZDOR	(4,227)	10,471
CHF	950		12/19/23	6 month CHFOR	2.500	(16,856)	(3,072)
EUR	1,605	(a)	12/19/23	6 month EURO	3.250	(51,913)	(14,995)
	$11,100		01/30/24	4.252	3 month LIBOR	13,037	96,356
	1,250	(a)	03/20/24	4.250	3 month LIBOR	4,204	6,752
GBP	910	(a)	03/20/24	6 month BP	3.750	(2,643)	(2,956)
EUR	20	(a)	06/18/24	2.000	6 month EURO	163	255
SEK	3,660		06/18/24	2.750	3 month STIBOR	7,344	4,102
	$29,570	(a)	06/18/24	3 month LIBOR	3.000	(307,143)	129,312
NZD	380		06/18/24	3 month NZDOR	5.250	(3,122)	(858)
CAD	920		06/18/24	3.000	6 month CDOR	12,741	(5,909)
AUD	680		06/18/24	4.500	6 month AUDOR	686	458
GBP	350		06/18/24	6 month BP	3.000	(4,750)	(1,998)
JPY	194,010		06/18/24	6 month JYOR	0.750	16,135	4,059
GBP	3,930		02/03/25	6 month BP	3.100	37,570	(45,454)
	4,270		03/05/25	6 month BP	3.100	43,097	(34,594)
JPY	1,828,000		05/09/25	6 month JYOR	1.650	23,487	40,028
GBP	2,380	(a)	08/24/25	6 month BP	3.550	(93,505)	(8,327)
JPY	1,121,000		05/09/27	1.880	6 month JYOR	(22,230)	(27,836)
GBP	1,680		02/05/36	6 month BP	3.500	15,930	1,348
	$3,700	(a)	01/30/39	3 month LIBOR	4.370	(3,737)	(98,645)
	1,320	(a)	06/18/44	3.750	3 month LIBOR	4,720	38,473
GBP	1,070	(a)	06/18/44	6 month BP	3.500	(55,162)	(12,892)
	TOTAL					$(337,249)	$224,815

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$1,400	(1.000)%	06/20/14	0.106%	$(1,129)	$(2,436)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	People’s Republic of China, 4.250%, 10/28/14	$270	(1.000)%	03/20/19	0.868%	$(1,046)	$(743)
Citibank NA		2,400	(1.000)	03/20/19	0.868	(8,845)	(7,052)
		1,700	(1.000)	06/20/19	0.914	—	(7,889)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,000	(1.000)	06/20/14	0.016	(2,559)	(5,079)
JPMorgan Securities, Inc.		7,800	(1.000)	06/20/14	0.016	(6,908)	(12,952)
	People’s Republic of China, 4.250%, 10/28/14	270	(1.000)	03/20/19	0.868	(943)	(846)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	2,675	(1.000)	06/20/14	0.016	(2,010)	(4,801)
Protection Sold:
Bank of America Securities LLC		4,625	1.000	06/20/16	0.216	2,932	79,627
Morgan Stanley Capital Services, Inc.		5,425	1.000	06/20/16	0.216	3,288	93,553
TOTAL						$(17,220)	$131,382

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 21	$ 10,600	(1.000)%	12/20/18	0.609%	$(143,002)	$(49,213)

Protection Sold:
iTraxx Europe Index Series 20	EUR 1,700	1.000	12/20/18	0.671	32,009	4,115

TOTAL					$(110,993)	$(45,098)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 40.1%
	British Pound – 2.2%
	United Kingdom Treasury
GBP	1,590,000	1.750%		09/07/22	$2,481,941
	4,680,000	3.750		07/22/52	8,237,926

					10,719,867

	Canadian Dollar – 2.8%
	British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	749,243
	Government of Canada
	3,510,000	1.500		09/01/17	3,187,226
	2,250,000	4.000		06/01/41	2,418,928
	Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,798,812
	4,200,000	4.000		06/02/21	4,101,449
	Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,773,818

					14,029,476

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	565,483

	Danish Krone – 0.6%
	Kingdom of Denmark
DKK	14,400,000	4.000		11/15/15	2,824,684

	Euro – 18.5%
	Federal Republic of Germany
EUR	360,000	4.000		01/04/37	634,492
	190,000	2.500		07/04/44	265,643
	Government of Finland(a)
	390,000	4.375		07/04/19	633,384
	Government of France
	1,400,000	3.750		04/25/17	2,125,978
	3,590,000	1.000		05/25/18	5,007,347
	2,090,000	2.250		10/25/22	2,993,595
	1,330,000	4.500		04/25/41	2,334,299
	Kingdom of Belgium(a)
	4,065,000	3.500		06/28/17	6,134,959
	395,000	3.750		09/28/20	625,036
	970,000	2.600		06/22/24	1,383,051
	Kingdom of The Netherlands
	2,280,000	0.500		04/15/17	3,150,822
	2,470,000	4.500	(a)	07/15/17	3,852,991
	1,000,000	2.500	(a)	01/15/33	1,386,796
	Republic of Austria(a)
	3,670,000	4.350		03/15/19	5,910,838
	Republic of Italy
	9,420,000	4.750		06/01/17	14,343,985
	1,360,000	3.500		11/01/17	2,006,442
	5,820,000	5.500		11/01/22	9,479,106
	5,740,000	4.500		05/01/23	8,749,642
	400,000	5.000		08/01/39	625,085
	450,000	4.750	(a)	09/01/44	672,273

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Spain Government Bond
EUR	1,560,000	4.500%		01/31/18	$2,388,558
	4,790,000	5.400	(a)	01/31/23	7,790,776
	6,050,000	3.800	(a)	04/30/24	8,729,432
	380,000	5.150	(a)	10/31/44	602,399

					91,826,929

	Japanese Yen – 11.6%
	Government of Japan
JPY	200,000	0.100		12/15/14	1,938
	819,500,000	0.200		09/20/17	7,960,607
	1,244,000,000	0.300		03/20/18	12,121,717
	334,800,000	1.400		03/20/20	3,460,862
	377,000,000	0.800		12/20/22	3,733,770
	971,000,000	0.600		03/20/23	9,440,869
	430,000,000	2.100		12/20/26	4,795,028
	29,000,000	2.200		03/20/31	322,072
	225,000,000	1.700		09/20/32	2,292,046
	485,000,000	2.500		09/20/34	5,489,327
	250,000,000	2.500		03/20/38	2,829,574
	100,000,000	2.200		09/20/39	1,075,815
	150,000,000	2.200		03/20/41	1,616,031
	59,500,000	2.000		09/20/41	615,968
	157,400,000	2.000		03/20/52	1,617,204

					57,372,828

	Mexican Peso – 1.0%
	United Mexican States
MXN	1,083,000	7.500		06/03/27	90,312
	15,949,300	7.750		05/29/31	1,330,289
	13,763,300	10.000		11/20/36	1,396,350
	9,175,700	8.500		11/18/38	812,907
	15,120,700	7.750		11/13/42	1,236,586

					4,866,444

	South African Rand – 0.5%
	Republic of South Africa
ZAR	18,820,000	7.750		02/28/23	1,725,709
	6,569,608	10.500		12/21/26	724,847

					2,450,556

	South Korean Won – 0.8%
	Republic of Korea
KRW	3,819,000,000	5.000		06/10/20	3,928,090

	Swedish Krona – 0.9%
	Kingdom of Sweden
SEK	11,000,000	6.750		05/05/14	1,708,612
	16,900,000	4.500		08/12/15	2,747,063

					4,455,675

	United States Dollar – 1.1%
	Perusahaan Penerbit SBSN(a)
	$340,000	6.125		03/15/19	371,450
	Republic of Chile
	840,000	3.625		10/30/42	695,100

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	United States Dollar – (continued)
	Republic of Korea
	$660,000	7.125%		04/16/19	$810,005
	Republic of Slovenia(a)
	380,000	4.125		02/18/19	393,076
	770,000	5.250		02/18/24	799,745
	Republic of Turkey
	200,000	6.250		09/26/22	216,000
	200,000	5.750		03/22/24	206,750
	230,000	6.000		01/14/41	225,975
	State of Qatar
	1,189,000	5.150		04/09/14	1,189,000
	United Mexican States
	470,000	5.750		10/12/2110	462,950

					5,370,051

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $189,438,019)				$198,410,083

	Corporate Obligations – 21.7%
	Automotive – 0.6%
	Ford Motor Credit Co. LLC
	$2,300,000	3.984%		06/15/16	$2,437,279
	300,000	4.250		02/03/17	321,884

					2,759,163

	Banks – 8.4%
	Bank of America Corp.
	1,550,000	5.750		12/01/17	1,752,689
	1,000,000	5.650		05/01/18	1,129,290
	1,400,000	2.600		01/15/19	1,404,177
	600,000	2.650		04/01/19	602,721
	1,450,000	4.125		01/22/24	1,459,209
	Barclays Bank PLC
EUR	650,000	6.000		01/14/21	1,042,270
	BNP Paribas SA(b)(c)
	150,000	4.730		04/12/49	215,332
	Citigroup, Inc.
	$105,000	4.450		01/10/17	113,296
	375,000	6.125		05/15/18	431,364
	Credit Agricole SA(a)
	1,500,000	2.125		04/17/18	1,493,625
	DnB Boligkreditt AS(a)
	1,900,000	1.450		03/21/19	1,865,800
	HSBC Holdings PLC
	450,000	6.800		06/01/38	544,436
	ING Bank NV
	1,600,000	4.000	(a)	03/15/16	1,691,115
EUR	1,050,000	6.125	(b)(c)	05/29/23	1,633,598
	Intesa Sanpaolo SpA
	500,000	4.125		01/14/16	725,105
	$800,000	2.375		01/13/17	798,804
	650,000	3.875		01/16/18	667,562
	900,000	3.875		01/15/19	912,225

	Corporate Obligations – (continued)
	Banks – (continued)
	JPMorgan Chase & Co.
	$1,400,000	4.250%		10/15/20	$1,490,946
	Lloyds TSB Bank PLC(b)(c)
EUR	1,250,000	11.875		12/16/21	2,160,912
	Morgan Stanley, Inc.
	$1,650,000	4.000		07/24/15	1,715,938
	225,000	5.550		04/27/17	250,604
	850,000	6.250		08/28/17	972,245
	250,000	6.625		04/01/18	291,168
	400,000	2.125		04/25/18	398,945
	500,000	5.625		09/23/19	568,194
EUR	900,000	2.375		03/31/21	1,240,058
	Regions Financial Corp.(c)
	$750,000	2.000		05/15/18	735,606
	Santander Holdings USA, Inc.(c)
	850,000	3.000		09/24/15	869,475
	Sparebank 1 Boligkreditt AS
	3,300,000	2.300	(a)	06/30/18	3,407,695
	1,100,000	2.300		06/30/18	1,135,898
	3,200,000	1.750	(a)	11/15/20	3,080,564
	Standard Chartered PLC(a)
	400,000	5.500		11/18/14	412,440
	Sumitomo Mitsui Financial Group, Inc.(a)
	1,950,000	4.436		04/02/24	1,951,812
	Yorkshire Building Society
GBP	1,400,000	4.750		04/12/18	2,544,865

					41,709,983

	Chemicals – 0.1%
	LYB International Finance BV
	$350,000	4.000		07/15/23	356,649
	150,000	5.250		07/15/43	157,728

					514,377

	Communications – 3.6%
	21st Century Fox America, Inc.
	50,000	4.000		10/01/23	50,890
	American Tower Corp.
	450,000	3.400		02/15/19	461,939
	British Telecommunications PLC
GBP	244,000	6.625		06/23/17	462,029
	Comcast Corp.
	$1,800,000	4.500		01/15/43	1,761,271
	Empresa Nacional de Telecomunicaciones SA(a)
	830,000	4.875		10/30/24	844,525
	Koninklijke KPN NV
EUR	750,000	3.250		02/01/21	1,079,326
	200,000	4.500		10/04/21	309,474
	550,000	4.250		03/01/22	831,050
	Telecom Italia SpA
	250,000	4.875		09/25/20	362,169
	Time Warner Cable, Inc.
	$250,000	6.550		05/01/37	291,109
	678,000	7.300		07/01/38	855,730
	150,000	5.875	(c)	11/15/40	163,557

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Communications – (continued)
	Verizon Communications, Inc.
	$1,350,000	3.650%	09/14/18	$1,437,727
	350,000	4.500	09/15/20	380,107
	1,500,000	5.150	09/15/23	1,642,679
EUR	800,000	3.250	02/17/26	1,138,377
	$1,000,000	6.400	09/15/33	1,178,964
	2,300,000	6.550	09/15/43	2,791,068
	Verizon Wireless Capital LLC
EUR	950,000	8.750	12/18/15	1,485,634

				17,527,625

	Consumer Noncyclical – 0.2%
	Avon Products, Inc.
	$600,000	4.600	03/15/20	611,142
	400,000	5.000	03/15/23	401,582

				1,012,724

	Diversified Manufacturing – 0.1%
	Roper Industries, Inc.
	400,000	2.050	10/01/18	391,331

	Electric – 0.4%
	Enel Finance International NV
GBP	600,000	5.625	08/14/24	1,082,430
	MidAmerican Energy Holdings Co.
	$350,000	5.950	05/15/37	411,501
	Ruwais Power Co. PJSC(a)
	520,000	6.000%	08/31/36	570,700

				2,064,631

	Energy – 2.5%
	Anadarko Petroleum Corp.
	300,000	6.450	09/15/36	354,838
	Buckeye Partners LP(c)
	550,000	4.150	07/01/23	547,660
	Dolphin Energy Ltd.
	937,086	5.888 (a)	06/15/19	1,040,166
	604,786	5.888	06/15/19	671,312
	Gaz Capital SA for Gazprom(d)
	1,770,000	9.250	04/23/19	2,093,025
	GPN Capital SA for Gazprom
	990,000	4.375	09/19/22	878,625
	Petrobras Global Finance BV
	1,040,000	4.875	03/17/20	1,049,495
	750,000	6.250	03/17/24	769,275
	Petroleos Mexicanos
	920,000	5.500	01/21/21	1,004,180
	Rosneft Finance SA
	190,000	7.875	03/13/18	212,088
	270,000	7.250	02/02/20	297,000
	TNK-BP Finance SA
	271,000	6.625	03/20/17	290,309
	Transocean, Inc.
	1,168,000	6.375	12/15/21	1,312,793
	Transportadora de Gas Internacional SA ESP(c)
	340,000	5.700	03/20/22	353,600

	Corporate Obligations – (continued)
	Energy – (continued)
	Weatherford International Ltd.
	$500,000	9.625%	03/01/19	$647,197
	718,000	5.125	09/15/20	773,573
	50,000	4.500 (c)	04/15/22	52,118

				12,347,254

	Financial Companies – 0.9%
	American Express Credit Corp.
GBP	1,200,000	5.375	10/01/14	2,045,377
	$700,000	2.800	09/19/16	729,930
	GE Capital European Funding
EUR	1,200,000	2.875	06/18/19	1,763,863

				4,539,170

	Food & Beverage – 0.6%
	Mondelez International, Inc.
	$496,000	6.500	02/09/40	619,604
	Pernod-Ricard SA(a)
	400,000	4.450	01/15/22	418,334
	1,050,000	4.250	07/15/22	1,078,415
	885,000	5.500	01/15/42	964,201

				3,080,554

	Health Care – Services – 0.5%
	Express Scripts Holding Co.
	2,350,000	3.500	11/15/16	2,491,618

	Insurance – 0.5%
	AIG Life Holdings, Inc.
	100,000	8.500	07/01/30	129,000
	Allianz Finance II BV(b)(c)
EUR	100,000	5.750	07/08/41	159,548
	American International Group, Inc.
	750,000	4.875	09/15/16	817,644
	Genworth Holdings, Inc.
	150,000	7.700	06/15/20	182,864
	300,000	7.625	09/24/21	370,222
	300,000	4.900	08/15/23	314,333
	QBE Insurance Group Ltd.(a)
	400,000	2.400	05/01/18	391,126

				2,364,737

	Metals & Mining – 1.0%
	Anglo American Capital PLC(a)
	2,600,000	9.375	04/08/14	2,603,245
	Glencore Funding LLC(a)
	50,000	4.125	05/30/23	47,754
	Rio Tinto Finance USA Ltd.
	752,000	9.000	05/01/19	977,550
	Xstrata Finance Canada Ltd.(a)
	1,500,000	4.250	10/25/22	1,462,698

				5,091,247

	Natural Gas(b)(c) – 0.3%
	GDF Suez
EUR	900,000	3.875	07/10/49	1,283,181

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Noncaptive – Financial – 0.1%
	General Electric Capital Corp.
	$350,000	5.550%	05/04/20	$402,853

	Pharmaceuticals – 0.3%
	AbbVie, Inc.
	1,500,000	1.750	11/06/17	1,504,674

	Real Estate Investment Trusts – 1.2%
	Gecina SA
EUR	700,000	4.250	02/03/16	1,021,346
	HCP, Inc.(c)
	$100,000	2.625	02/01/20	97,152
	1,750,000	5.375	02/01/21	1,950,584
	200,000	4.250	11/15/23	203,868
	Trust F/1401(a)
	330,000	5.250	12/15/24	328,845
	Ventas Realty LP/Ventas Capital Corp.(c)
	200,000	3.250	08/15/22	191,957
	WEA Finance LLC(a)
	200,000	7.125	04/15/18	237,718
	1,600,000	4.625 (c)	05/10/21	1,750,768
	WEA Finance LLC/WT Finance Australia Property Ltd.(a)(c)
	250,000	3.375	10/03/22	249,645

				6,031,883

	Technology – 0.1%
	Apple, Inc.
	500,000	3.850	05/04/43	443,417
	Hewlett-Packard Co.
	250,000	2.600	09/15/17	257,262

				700,679

	Transportation – 0.3%
	Penske Truck Leasing Co LP/PTL Finance Corp.(a)
	450,000	4.250	01/17/23	450,815
	Transnet Ltd.
	790,000	4.500	02/10/16	829,500

				1,280,315

	TOTAL CORPORATE OBLIGATIONS
	(Cost $103,044,176)			$107,097,999

	Foreign Debt Obligation(e) – 2.2%
	Supranational – 2.2%
	European Financial Stability Facility
EUR	7,700,000	2.000%	05/15/17	$11,088,949
	(Cost $9,696,881)

	Asset-Backed Securities(b) – 3.2%
	Collateralized Loan Obligations(a) – 0.4%
	Trinitas CLO Ltd. Series 2014-1A, Class A1
	$1,550,000	1.763%	04/15/26	$1,543,025
	Trinitas CLO Ltd. Series 2014-1A, Class B1
	400,000	2.133	04/15/26	388,000

				1,931,025

	Asset-Backed Securities(b) – (continued)
	Home Equity – 0.6%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)
	$2,900,000	1.604%	10/25/37	$2,667,034
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	85,018	7.000	09/25/37	84,895
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	126,244	6.859	09/25/37	125,764

				2,877,693

	Student Loans – 2.2%
	Access Group, Inc. Series 2004-2, Class A2
	2,528,958	0.389	01/25/16	2,408,019
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	24,938	0.343	09/25/23	24,920
	Educational Services of America, Inc. Series 2010-1, Class A1(a)
	1,793,931	1.089	07/25/23	1,805,952
	Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	911,936	1.188	02/25/42	914,300
	Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	974,789	1.019	07/27/48	984,413
	Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	553,960	1.004	02/25/43	561,314
	SLC Student Loan Center Series 2011-1, Class A(a)
	1,227,754	1.374	10/25/27	1,252,431
	SLC Student Loan Trust Series 2006-1, Class A4
	1,791,909	0.313	12/15/21	1,786,969
	US Education Loan Trust LLC Series 2006-1, Class A2(a)
	308,509	0.366	03/01/25	307,811
	Wachovia Student Loan Trust Series 2006-1, Class A4(a)
	1,088,989	0.319	04/25/23	1,087,735

				11,133,864

	TOTAL ASSET-BACKED SECURITIES
	(Cost $16,076,841)			$15,942,582

	Mortgage-Backed Obligations – 25.3%
	Adjustable Rate Non-Agency(b) – 1.2%
	American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$815	0.896%	10/25/34	$811
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	208,387	1.629	09/25/35	183,578
	Countrywide Alternative Loan Trust Series 2005-82, Class A1
	2,831,734	0.426	02/25/36	2,242,387
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	987,252	0.364	03/20/46	721,379
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	212,594	2.518	04/20/35	214,123
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	1,018,047	2.630	08/19/36	737,948
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	1,330,968	1.131	01/25/46	955,148

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(b) – (continued)
	Sequoia Mortgage Trust Series 2004-10, Class A3A
	$278,626	0.689%	11/20/34	$269,832
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	660,985	2.490	11/25/34	657,901

	TOTAL ADJUSTABLE RATE NON-AGENCY			$5,983,107

	Collateralized Mortgage Obligations – 5.8%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A2(b)
EUR	132,931	0.669	09/20/66	$178,106
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1(b)
	2,619,368	0.609	09/20/66	3,501,148
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2(b)
	1,027,381	0.569	09/20/66	1,371,561
	FHLMC REMIC Series 4246, Class PT
	$1,985,909	6.500	02/15/36	2,292,812
	FHLMC REMIC Series 4248, Class LM
	3,710,319	6.500	05/15/41	4,287,602
	FNMA REMIC Series 2010-126, Class LS(b)
	2,423,074	4.846	11/25/40	447,804
	FNMA REMIC Series 2011-52, Class GB
	1,000,000	5.000	06/25/41	1,080,590
	FNMA REMIC Series 2011-99, Class DB
	875,000	5.000	10/25/41	946,403
	FNMA REMIC Series 2012-111, Class B
	252,855	7.000	10/25/42	284,661
	FNMA REMIC Series 2012-153, Class B
	816,410	7.000	07/25/42	918,856
	Granite Master Issuer PLC Series 2005-4, Class A6(b)
GBP	760,971	0.724	12/20/54	1,260,188
	Granite Master Issuer PLC Series 2006-1X, Class A7(b)
	71,341	0.724	12/20/54	118,143
	Granite Master Issuer PLC Series 2007-2, Class 4A2(b)
	301,297	0.702	12/17/54	498,810
	Granite Mortgages PLC Series 2003-2, Class 1B(b)
	$320,008	1.217	07/20/43	318,210
	Granite Mortgages PLC Series 2004-2, Class 3A(b)
GBP	245,406	0.843	06/20/44	406,972
	Granite Mortgages PLC Series 2004-3, Class 3A1(b)
	220,404	0.883	09/20/44	366,130
	Granite Mortgages PLC Series 2004-3, Class 3A2(b)
	1,619,295	0.903	09/20/44	2,690,623
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C(b)
EUR	153,804	0.572	09/21/38	219,395
	Leek Finance Number Seventeen PLC Series 2017X, Class A2A(b)
GBP	102,492	0.803	12/21/37	178,438
	Leek Finance PLC Series 2017X, Class A2C(b)
EUR	170,820	0.592	12/21/37	246,002
	Leek Finance PLC Series 2018X, Class A2B(b)
	$871,556	0.494	09/21/38	900,081
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	3,241,701	2.650	10/29/20	3,324,082
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	54,593	1.840	10/07/20	55,009

	Mortgage-Backed Obligations – (continued)
	Collateralized Mortgage Obligations – (continued)
	Quadrivio Finance Series 2011-1, Class A1(b)
EUR	1,641,409	0.800%	04/25/60	$2,234,291
	Thrones PLC Series 2013-1, Class A(b)
GBP	471,886	2.020	07/20/44	792,643

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$28,918,560

	Commercial Mortgage-Backed Securities – 7.5%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(b)
	$600,000	5.792%	04/10/49	$664,673
	Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
	7,076,953	5.602	06/11/50	7,896,685
	Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A(b)
	3,901,755	6.047	12/10/49	4,398,812
	Commercial Mortgage Trust Series 2007-C9, Class A1A(b)
	4,501,666	5.986	12/10/49	5,030,044
	FNMA ACES Series 2012-M8, Class ASQ2
	200,000	1.520	12/25/19	198,738
	FNMA ACES Series 2012-M8, Class ASQ3
	300,000	1.800	12/25/19	294,329
	GS Mortgage Securities Trust Series 2007-GG10, Class A1A(b)
	4,513,432	5.819	08/10/45	4,952,084
	JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class A1A(b)
	2,517,666	5.811	06/12/43	2,724,071
	LB Commercial Mortgage Trust Series 2007-C3, Class A1A(b)
	3,900,169	5.823	07/15/44	4,291,703
	ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A
	4,010,387	5.166	12/12/49	4,353,519
	Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM(b)
	150,000	5.478	02/12/44	164,069
	Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM(b)
	250,000	5.931	12/15/44	244,104
	Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(b)
	1,742,814	5.608	05/15/46	1,900,987

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$37,113,818

	Federal Agencies – 10.8%
	FHLMC – 0.8%
	$646	5.000%	09/01/16	$671
	6,507	5.000	11/01/16	6,894
	1,136	5.000	12/01/16	1,204
	23,019	5.000	01/01/17	24,430
	35,393	5.000	02/01/17	37,720
	27,470	5.000	03/01/17	29,274
	51,021	5.000	04/01/17	54,372
	2,278	5.000	05/01/17	2,428
	1,003	5.000	06/01/17	1,069
	1,414	5.000	08/01/17	1,506
	155,845	5.000	09/01/17	166,086
	179,796	5.000	10/01/17	191,608

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Federal Agencies – (continued)
$104,734	5.000%	11/01/17		$111,615
112,082	5.000	12/01/17		119,443
136,801	5.000	01/01/18		145,652
312,395	5.000	02/01/18		331,478
297,984	5.000	03/01/18		316,639
272,887	5.000	04/01/18		290,289
203,818	5.000	05/01/18		216,894
48,597	5.000	06/01/18		51,522
51,327	5.000	07/01/18		54,212
23,620	5.000	08/01/18		25,015
19,898	5.000	09/01/18		21,213
61,720	5.000	10/01/18		65,745
75,678	5.000	11/01/18		80,566
49,790	5.000	12/01/18		53,081
36,285	5.000	01/01/19		38,696
3,379	5.000	02/01/19		3,612
8,892	5.000	03/01/19		9,504
4,893	5.000	01/01/33		5,334
2,024	5.000	06/01/33		2,206
16,453	5.000	07/01/33		17,936
20,917	5.000	08/01/33		22,803
3,749	5.000	10/01/33		4,087
14,275	5.000	11/01/33		15,562
4,067	5.000	12/01/33		4,434
15,342	5.000	02/01/34		16,726
5,782	5.000	03/01/34		6,306
14,375	5.000	04/01/34		15,678
17,284	5.000	05/01/34		18,842
198,460	5.000	06/01/34		216,426
2,924	5.000	11/01/34		3,189
66,597	5.000	04/01/35		72,601
12,858	5.000	11/01/35		14,018
8,790	5.000	02/01/37		9,570
1,743	5.000	11/01/37		1,893
688,210	7.000	02/01/39		774,295
43,420	4.500	09/01/39		46,520
79,926	5.000	01/01/40		87,220

				3,808,084

FNMA – 9.8%
1,881	5.000	04/01/18		1,991
25,316	5.000	05/01/18		26,720
3,134	5.000	06/01/18		3,309
2,888	5.000	11/01/18		3,057
2,794	5.000	03/01/19		2,969
4,022	5.000	04/01/19		4,281
4,000,000	4.506	06/01/19		4,354,077
1,618,261	3.416	10/01/20		1,685,455
1,174,344	3.612	12/01/20		1,233,114
767,481	3.763	12/01/20		819,934
2,061,871	4.375	06/01/21		2,257,717
400,000	3.830	07/01/21		424,517
275,094	5.000	05/01/26		299,389
195,483	6.000	09/01/27		219,502
5,568	5.000	08/01/33		6,093
5,541	5.500	02/01/34		6,150

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$6,290	5.500%	05/01/34		$6,982
4,634	5.500	10/01/34		5,135
28,101	5.500	12/01/34		31,137
6,615	5.500	04/01/35		7,317
6,423	5.500	07/01/35		7,095
3,357,067	6.000	12/01/36		3,736,221
72,039	6.000	05/01/38		80,162
857,383	6.000	09/01/38		954,209
88,255	6.000	11/01/38		98,207
426,038	7.000	03/01/39		479,041
59,164	4.500	05/01/39		63,396
34,957	4.500	06/01/39		37,457
44,175	4.500	08/01/39		47,335
203,658	6.000	09/01/39		226,623
67,645	6.000	10/01/39		75,285
675,285	5.000	12/01/39		736,343
3,849,378	6.000	07/01/40		4,283,453
50,906	6.000	10/01/40		56,646
2,001,040	6.000	05/01/41		2,226,687
90,506	4.500	07/01/41		96,713
164,582	4.500	08/01/41		175,633
43,061	4.500	10/01/41		45,946
904,574	3.000	08/01/42		877,155
796,811	3.000	09/01/42		773,298
108,079	3.000	10/01/42		104,900
491,108	3.000	11/01/42		476,481
4,874,124	3.000	12/01/42		4,726,566
3,341,274	3.000	01/01/43		3,241,559
986,348	3.000	02/01/43		956,725
964,330	2.500	03/01/43		892,799
239,993	3.000	03/01/43		232,934
701,062	3.000	04/01/43		680,196
952,039	2.500	05/01/43		881,419
1,000,000	5.000	TBA-30yr	(f)	1,087,773
8,000,000	6.000	TBA-30yr	(f)	8,918,750

				48,675,853

GNMA – 0.2%
680,256	3.950	07/15/25		709,367

TOTAL FEDERAL AGENCIES				$53,193,304

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $125,519,869)				$125,208,789

Agency Debentures – 0.7%
FFCB
$700,000	3.500%	12/20/23		$711,990
FHLMC
1,800,000	6.750	03/15/31		2,492,923

TOTAL AGENCY DEBENTURES
(Cost $3,125,447)				$3,204,913

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Municipal Debt Obligations – 2.1%
	California – 0.6%
	California State GO Bonds (Various Purposes) Series 2011
	$385,000	5.000%	09/01/41	$406,937
	California State GO Bonds (Various Purposes) Series 2012
	560,000	5.000	09/01/42	594,709
	California State GO Bonds (Various Purposes) Series 2013
	255,000	5.000	02/01/43	271,259
	355,000	5.000	04/01/43	378,008
	250,000	5.000	11/01/43	267,053
	City of San Francisco CA Public Utilities Commission RB Series 2012
	265,000	5.000	11/01/43	280,131
	University of California RB (Limited Project) Series 2012 G
	655,000	5.000	05/15/42	699,985

				2,898,082

	Massachusetts – 0.1%
	Massachusetts State School Building Authority Sales Tax RB (Refunding-Senior) Series 2012 B
	530,000	5.000%	08/15/30	595,386

	New Jersey – 0.3%
	New Jersey State Transportation Trust Fund Authority RB (Transportation System) Series 2012 A
	1,645,000	5.000	06/15/42	1,715,669

	New York – 0.8%
	New York City GO Bonds Series 2012 I
	535,000	5.000	08/01/25	609,082
	New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 F-1
	340,000	5.000	05/01/34	369,866
	New York City Water & Sewer System Finance Authority RB (Refunding) Series 2011 AA
	410,000	5.000	06/15/44	432,517
	New York City Water & Sewer System Finance Authority RB (Second General Resolution) Series 2013 BB
	1,170,000	5.000	06/15/46	1,237,088
	New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2012 A
	425,000	5.000	02/15/30	473,216
	New York State Dormitory Authority Personal Income Tax RB Series 2013 B
	465,000	5.000	03/15/34	503,632
	New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
	380,000	5.000	03/15/28	429,073

				4,054,474

	North Carolina – 0.1%
	North Carolina State University at Raleigh RB Series 2013 A
	325,000	5.000	10/01/42	356,385

	Pennsylvania – 0.1%
	Commonwealth of Pennsylvania State GO Bonds Second Series 2013
	425,000	5.000	10/15/31	477,394

	Municipal Debt Obligations – (continued)
	Texas – 0.1%
	Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 F
	$415,000	5.250%	11/01/33	$458,708

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $10,144,004)			$10,556,098

	Government Guarantee Obligations(e) – 3.3%
	Achmea Hypotheekbank NV(a)
	$387,000	3.200%	11/03/14	$393,579
	Banca Monte dei Paschi di Siena SpA
EUR	2,800,000	3.500	03/20/17	4,031,003
	Kreditanstalt fuer Wiederaufbau
	5,676,000	3.125	06/15/18	8,603,041
AUD	3,000,000	6.000	08/20/20	3,045,937

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $15,241,802)			$16,073,560

	U.S. Treasury Obligations – 2.0%
	United States Treasury Bonds
	$1,470,000	3.000%	05/15/42	$1,325,279
	1,900,000	3.625 (g)	08/15/43	1,923,028
	United States Treasury Inflation Protected Securities
	1,999,385	1.125	01/15/21	2,124,347
	1,969,859	0.375	07/15/23	1,948,939
	2,064,923	0.625	01/15/24	2,073,637
	592,100	1.375	02/15/44	605,517

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $9,984,952)			$10,000,747

Notional Amount		Exercise Rate	Expiration Date	Value
	Options Purchased – 0.4%
	Currency Options
	UBS AG (London)
	Put EUR 4,589,000
	Call USD 6,346,587	1.383%	04/08/14	$43,091
	Put USD 6,346,587
	Call EUR 4,589,000	1.383	04/08/14	18,416
	Interest Rate Swaptions
	Royal Bank of Canada Call – OTC – 2 year Interest Rate Swap Strike Price 1.916%
	$68,000,000	1.916	10/23/15	634,141

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Royal Bank of Canada Call – OTC – 10 year Interest Rate Swap Strike Price 3.623%
$31,000,000	3.623%	02/22/16	$1,215,221

TOTAL OPTIONS PURCHASED
(Cost $1,629,404)			$1,910,869

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $483,901,395)			$499,494,589

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(h) – 7.2%
Repurchase Agreement – 7.2%
Joint Repurchase Agreement Account II
$35,800,000	0.080%	04/01/14	$35,800,000
(Cost $35,800,000)

TOTAL INVESTMENTS – 108.2%
(Cost $519,701,395)			$535,294,589

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.2)%			(40,606,972)

NET ASSETS – 100.0%			$494,687,617

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $76,619,506, which represents approximately 15.5% of net assets as of March 31, 2014.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(e)	Guaranteed by a foreign government until maturity.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $10,006,523, which represents approximately 2.0% of net assets as of March 31, 2014.
(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(h)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 130-131.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SBSN	—Surat Berharga Syariah Negara
STIBOR	—Stockholm Interbank Offered Rate

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/21/14	$526,462	$14,462
	HUF/EUR	06/18/14	1,089,593	19,206
	PLN/EUR	06/18/14	506,915	4,793
	USD/CZK	04/25/14	555,143	934
	USD/EUR	06/18/14	2,784,591	16,424
Barclays Bank PLC	AUD/USD	06/18/14	1,048,782	19,888
	EUR/CHF	06/18/14	2,847,579	5,659
	GBP/USD	06/18/14	1,552,863	5,374
	INR/USD	04/04/14	542,434	15,596
	JPY/CHF	06/18/14	1,677,442	14,359
	KRW/USD	04/24/14	1,025,090	90
	MYR/USD	04/14/14	1,567,743	10,743
	NOK/SEK	06/18/14	1,021,502	9,615
	PLN/USD	06/18/14	758,621	5,290
	USD/CNH	05/27/14	1,069,995	22,476
	USD/CNH	06/18/14	2,049,287	24,713
	USD/EUR	05/07/14	2,334,544	2,804
BNP Paribas SA	EUR/USD	06/18/14	515,180	2,361
	MYR/USD	05/02/14	2,124,771	20,544
	USD/EUR	06/18/14	2,040,059	8,912
	USD/KRW	05/12/14	1,045,182	835
Citibank NA	CAD/USD	06/18/14	512,814	815
	CLP/USD	04/10/14	422,376	20,376
	EUR/CHF	06/18/14	2,847,811	5,427
	USD/JPY	06/18/14	2,063,323	9,677
	USD/RUB	05/05/14	606,583	417
Credit Suisse International (London)	CAD/USD	06/18/14	521,030	2,030
	CHF/EUR	06/18/14	509,670	673
	EUR/CHF	06/18/14	3,782,790	8,198
	RUB/USD	04/04/14	527,424	15,924
	RUB/USD	04/07/14	1,597,479	55,479
	RUB/USD	04/11/14	538,895	20,895
	RUB/USD	04/14/14	1,631,532	74,532
	RUB/USD	04/28/14	2,076,376	28,376
	RUB/USD	05/05/14	515,917	3,917
Deutsche Bank AG (London)	BRL/USD	04/07/14	106,328	4,082
	BRL/USD	04/17/14	538,671	10,030
	EUR/SEK	06/18/14	2,092,889	12,965
	EUR/USD	06/18/14	1,026,228	1,342
	MYR/USD	04/11/14	425,836	2,517
	PHP/USD	04/11/14	287,527	1,285
	PLN/EUR	06/18/14	1,363,051	344
	PLN/USD	06/18/14	782,257	7,404
	RUB/USD	04/04/14	561,877	24,252
	USD/CNH	05/27/14	1,019,777	17,223
	USD/CNH	06/18/14	450,582	4,677
	USD/EUR	06/18/14	12,652,299	69,040
	USD/JPY	06/18/14	1,024,107	893

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC	CHF/USD	06/18/14	$1,860,241	$362
	GBP/USD	06/18/14	516,510	5,286
	HUF/EUR	06/18/14	873,385	19,312
	MYR/USD	05/02/14	527,321	4,224
	NOK/EUR	06/18/14	1,027,606	2,951
	USD/EUR	06/18/14	2,427,133	1,366
JPMorgan Chase Bank NA	EUR/CHF	06/18/14	2,764,326	5,505
	INR/USD	04/04/14	532,086	12,683
	MYR/USD	04/14/14	1,061,132	8,933
	NOK/SEK	06/18/14	1,020,072	11,045
	NOK/USD	06/18/14	542,366	1,035
	PHP/USD	04/11/14	860,683	4,416
	PLN/USD	06/18/14	822,219	7,690
	SEK/NOK	06/18/14	510,980	763
	USD/GBP	04/24/14	22,257,420	16,743
	USD/JPY	06/18/14	1,018,089	6,911
Morgan Stanley & Co. International PLC	AUD/EUR	06/18/14	1,030,361	31,417
	BRL/USD	04/17/14	1,073,955	26,357
	GBP/USD	06/18/14	1,607,846	4,064
	MYR/USD	04/14/14	339,468	2,118
	TRY/USD	06/18/14	519,803	25,074
	USD/MXN	06/18/14	811,079	203
Royal Bank of Canada	CAD/USD	06/18/14	3,122,788	14,788
	EUR/CHF	06/18/14	2,769,352	9,876
	EUR/USD	06/18/14	1,024,851	251
	GBP/USD	06/18/14	1,038,019	8,658
	INR/USD	04/04/14	525,149	19,777
	KRW/USD	04/24/14	1,032,571	7,571
	MXN/USD	06/18/14	523,401	6,074
	USD/CAD	06/18/14	510,694	2,306
	USD/DKK	05/12/14	3,494,420	349
	ZAR/USD	06/18/14	497,767	18,518
Royal Bank of Scotland PLC	GBP/USD	06/18/14	346,562	1,218
	TRY/USD	06/18/14	1,031,140	6,140
Standard Chartered Bank	GBP/USD	06/18/14	514,844	3,552
	MYR/USD	04/04/14	1,265,364	7,533
	USD/EUR	06/18/14	2,044,192	211
State Street Bank and Trust	CAD/USD	06/18/14	521,527	2,527
	EUR/USD	04/10/14	1,553,955	4,128
	MXN/USD	06/18/14	8,921,862	116,514
	USD/EUR	04/10/14	1,035,970	867
	USD/EUR	06/18/14	1,538,654	11,147
	USD/JPY	05/15/14	57,357,312	575,682
	USD/JPY	06/18/14	1,028,040	4,901
UBS AG (London)	BRL/USD	04/07/14	541,416	22,416
	BRL/USD	04/11/14	535,199	17,199
	BRL/USD	04/14/14	539,656	20,656
	BRL/USD	04/17/14	537,720	19,720
	CHF/EUR	06/18/14	1,022,096	2,071
	EUR/CHF	06/18/14	3,490,454	11,815
	MYR/USD	04/11/14	978,408	5,034
	PLN/USD	06/18/14	758,621	1,989

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
UBS AG (London) (continued)	RUB/USD	04/14/14	$551,622	$25,286
	USD/EUR	05/07/14	166,350,062	1,236,545
	ZAR/USD	06/18/14	734,493	14,493
Westpac Banking Corp.	AUD/GBP	06/18/14	1,041,351	19,330
	AUD/USD	06/18/14	3,176,785	86,501
	MYR/USD	04/14/14	182,914	1,264
	NZD/USD	06/18/14	2,594,620	40,726
	SGD/USD	06/18/14	695,627	241
TOTAL				$3,174,200

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/HUF	06/18/14	$582,704	$(9,669)
	PLN/HUF	06/18/14	516,490	(5,287)
	USD/COP	04/21/14	256,958	(958)
	USD/GBP	06/18/14	2,052,712	(5,029)
	USD/HUF	06/18/14	3,445,865	(8,951)
	USD/KRW	04/03/14	1,044,640	(6,140)
	USD/NZD	06/18/14	1,791,163	(44,986)
	USD/TWD	04/30/14	1,028,234	(3,234)
Barclays Bank PLC	CNH/USD	05/27/14	1,065,316	(16,314)
	EUR/AUD	06/18/14	260,953	(7,495)
	USD/GBP	06/18/14	6,732,961	(12,606)
	USD/NZD	06/18/14	1,879,880	(50,331)
	USD/ZAR	06/18/14	712,390	(8,253)
BNP Paribas SA	CNH/USD	06/18/14	1,020,554	(2,446)
	EUR/AUD	06/18/14	260,403	(5,568)
	EUR/HUF	06/18/14	517,560	(3,757)
	KRW/USD	04/03/14	1,045,452	(2,615)
	USD/SEK	04/11/14	5,112,909	(22,045)
Citibank NA	EUR/USD	06/18/14	515,180	(2,907)
	GBP/USD	06/18/14	1,623,014	(3,900)
	USD/AUD	04/17/14	2,801,627	(86,854)
	USD/AUD	06/18/14	525,775	(13,949)
	USD/CAD	06/18/14	514,479	(2,479)
	USD/IDR	04/14/14	208,301	(3,659)
	USD/ILS	06/18/14	515,900	(2,900)
	USD/JPY	06/18/14	1,037,105	(2,105)
	USD/KRW	04/03/14	522,760	(3,510)
	USD/KRW	04/24/14	2,084,002	(39,002)
	USD/KRW	04/30/14	4,241,731	(23,785)
	USD/NGN	05/06/14	214,913	(1,303)
	USD/NGN	06/16/14	515,677	(4,177)
	USD/NZD	06/18/14	1,746,804	(44,945)
	USD/RUB	04/14/14	542,166	(23,166)
	USD/TRY	06/18/14	535,157	(23,157)
Credit Suisse International (London)	EUR/CHF	06/18/14	1,027,153	(925)
	EUR/USD	06/18/14	1,023,473	(1,102)
	USD/CLP	04/07/14	212,813	(5,813)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Credit Suisse International (London) (continued)	USD/CLP	04/10/14	$530,378	$(11,378)
	USD/CLP	04/30/14	515,672	(2,672)
	USD/CLP	05/09/14	499,649	(11,386)
	USD/COP	04/21/14	257,021	(1,021)
	USD/GBP	06/18/14	2,059,376	(17,887)
	USD/NZD	06/18/14	526,857	(13,119)
	USD/RUB	04/04/14	1,082,694	(46,694)
	USD/RUB	04/07/14	1,604,204	(55,204)
	USD/RUB	04/11/14	527,469	(16,469)
	USD/RUB	04/14/14	1,084,632	(46,632)
Deutsche Bank AG (London)	CNH/USD	06/18/14	1,479,315	(9,759)
	EUR/HUF	06/18/14	512,447	(5,532)
	EUR/USD	06/18/14	2,071,741	(13,224)
	JPY/USD	06/18/14	506,666	(5,334)
	PHP/USD	04/10/14	432,664	(5,046)
	PLN/HUF	06/18/14	516,254	(4,228)
	THB/USD	04/03/14	638,948	(282)
	USD/CAD	06/18/14	518,746	(746)
	USD/IDR	04/14/14	1,051,461	(13,461)
	USD/INR	04/04/14	1,629,432	(69,869)
	USD/MYR	05/02/14	899,896	(311)
	USD/PHP	04/11/14	742,639	(8,843)
	USD/THB	04/03/14	638,948	(4,948)
	USD/THB	04/11/14	528,271	(394)
	USD/THB	05/08/14	637,951	(157)
	USD/TWD	04/21/14	1,023,277	(277)
HSBC Bank PLC	KRW/USD	04/03/14	1,043,781	(790)
	PHP/USD	04/11/14	515,221	(3,779)
	USD/AUD	06/18/14	1,069,536	(30,172)
	USD/BRL	04/30/14	1,026,884	(884)
	USD/IDR	04/14/14	1,052,997	(14,997)
	USD/KRW	05/09/14	1,045,572	(1,001)
	USD/NGN	05/06/14	347,102	(5,102)
	USD/NZD	06/18/14	513,923	(4,975)
	USD/RUB	04/14/14	706,836	(12,567)
	USD/SGD	06/18/14	4,327,355	(27,105)
	USD/TWD	04/24/14	619,135	(5,635)
JPMorgan Chase Bank NA	EUR/USD	05/07/14	316,579	(1,855)
	USD/NGN	06/16/14	165,461	(1,461)
	USD/TRY	06/18/14	539,581	(21,581)
Morgan Stanley & Co. International PLC	CNH/USD	05/27/14	1,024,456	(13,544)
	JPY/USD	06/18/14	550,475	(1,418)
	USD/AUD	06/18/14	530,387	(14,787)
	USD/BRL	04/17/14	1,587,578	(52,578)
	USD/BRL	04/30/14	516,280	(3,280)
	USD/ILS	06/18/14	1,977,491	(990)
	USD/MYR	04/14/14	1,029,161	(6,161)
	USD/TWD	04/25/14	553,803	(3,803)
Royal Bank of Canada	CAD/USD	06/18/14	2,314,206	(3,794)
	EUR/USD	05/07/14	1,529,568	(16,400)
	USD/BRL	04/07/14	537,894	(18,894)
	USD/BRL	04/11/14	677,265	(16,265)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Canada (continued)	USD/BRL	04/30/14	$514,761	$(1,761)
	USD/CAD	05/12/14	14,355,291	(259,271)
	USD/CAD	06/18/14	1,041,882	(19,882)
	USD/EUR	05/07/14	2,229,284	(6,037)
	USD/GBP	04/24/14	2,660,421	(27,143)
	USD/MXN	05/09/14	4,661,259	(40,879)
	USD/ZAR	05/09/14	2,521,962	(54,364)
Royal Bank of Scotland PLC	USD/TRY	06/18/14	3,207,831	(130,831)
Standard Chartered Bank	USD/NGN	06/16/14	773,554	(7,054)
	USD/PLN	06/18/14	601,719	(156)
State Street Bank and Trust	EUR/USD	04/10/14	517,985	(342)
	USD/CAD	06/18/14	6,904,136	(44,235)
	USD/MXN	06/18/14	1,643,814	(14,814)
	USD/NZD	06/18/14	1,746,804	(24,282)
UBS AG (London)	CHF/EUR	06/18/14	1,013,830	(521)
	EUR/USD	05/07/14	5,180,603	(37,925)
	EUR/USD	06/18/14	1,022,096	(2,446)
	USD/BRL	04/07/14	530,724	(11,724)
	USD/BRL	04/14/14	527,452	(16,452)
	USD/CLP	04/28/14	440,315	(11,175)
	USD/EUR	05/07/14	1,227,009	(1,649)
	USD/KRW	04/03/14	521,833	(2,583)
	USD/ZAR	06/18/14	521,771	(8,771)
Westpac Banking Corp.	EUR/AUD	06/18/14	520,885	(13,970)
	GBP/AUD	06/18/14	518,929	(2,419)
	NZD/USD	06/18/14	1,119,546	(796)
	USD/AUD	06/18/14	2,100,331	(44,896)
	USD/NZD	06/18/14	2,042,757	(6,578)
	USD/SGD	06/18/14	1,037,680	(15,680)
TOTAL				$(1,962,649)

FORWARD SALES CONTRACTS — At March 31, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $5,851,641)	3.000%	TBA-30yr	04/10/14	$(6,000,000)	$(5,796,331)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 year Government Bonds	11	June 2014	$1,178,752	$9,445
Eurodollars	(207)	June 2016	(50,841,788)	105,457
Eurodollars	95	June 2014	23,691,813	(214)
Eurodollars	3	December 2014	1,030,189	4,128
Eurodollars	(201)	December 2015	(49,669,613)	140,249
Eurodollars	(207)	March 2016	(50,999,625)	92,572
Euro Buxl 30 Year Bonds	(2)	June 2014	(355,378)	(3,889)
French 10 Year Government Bonds	50	June 2014	9,386,615	74,300

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Italian 10 Year Government Bonds	(8)	June 2014	$(1,341,390)	$(19,963)
Japan 10 Year Government Bonds	(16)	June 2014	(22,418,447)	21,640
Ultra Long U.S. Treasury Bonds	(17)	June 2014	(2,455,969)	(3,927)
2 Year German Euro-Schatz	(21)	June 2014	(3,194,377)	2,709
5 Year German Euro-Bobl	8	June 2014	1,381,727	4,270
10 Year German Euro-Bund	100	June 2014	19,752,739	74,496
10 Year U.K. Long Gilt	10	June 2014	1,826,030	6,682
2 Year U.S Treasury Notes	(49)	June 2014	(10,758,562)	13,698
5 Year U.S Treasury Notes	(84)	June 2014	(9,992,062)	30,382
10 Year U.S Treasury Notes	12	June 2014	1,482,000	(1,114)
20 Year U.S. Treasury Bonds	58	June 2014	7,726,688	39,543
TOTAL				$590,464

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	GBP	730		01/29/44	6 month BP	3.666%	$—	$1,458
Barclays Bank PLC	$	6,080	(a)	03/10/26	3.210%	3 month LIBOR	—	(214,682)
Deutsche Bank Securities, Inc.	BRL	6,490		01/02/15	9.942	1 month Brazilian Interbank Deposit Average	—	(15,829)
	CAD	595	(a)	12/20/22	3.000	6 month CDOR	(14,804)	4,573
UBS AG (London)	CHF	5,400		01/06/17	2.105	6 month CHFOR	—	352,929
TOTAL							$(14,804)	$128,449

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NZD	62,250	(a)	12/15/15	4.250%	3 month NZDOR	$(28,050)	$3,459
GBP	23,330	(a)	02/03/16	6 month BP	1.250%	8,473	796
	4,660	(a)	05/05/16	6 month BP	1.440	4,324	697
JPY	1,014,110	(a)	06/18/16	0.250	6 month JYOR	12,265	(106)
	$4,560	(a)	06/18/16	0.750	3 month LIBOR	9,946	(3,960)
SEK	281,090	(a)	06/18/16	3 month STIBOR	1.500	(232,090)	(74,923)
GBP	7,720	(a)	03/05/17	6 month BP	1.660	7,237	23,119
JPY	355,480	(a)	06/18/17	0.250	6 month JYOR	3,306	(381)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
GBP	2,120	(a)	06/18/17	1.500%	6 month BP	$(6,539)	$(3,745)
	15,400	(a)	08/24/17	6 month BP	2.120%	(77,483)	90,063
	$30,710	(a)	10/27/17	1.416	3 month LIBOR	(261,485)	(64,628)
	37,900	(a)	11/25/17	3 month LIBOR	1.675	67,684	202,926
GBP	16,520	(a)	02/03/19	2.280	6 month BP	(37,822)	22,922
JPY	1,814,770	(a)	02/12/19	6 month JYOR	0.420	(9,307)	1,241
GBP	3,380	(a)	05/05/19	2.390	6 month BP	(3,533)	(6,991)
JPY	797,800	(a)	06/18/19	0.250	6 month JYOR	(32,717)	(7,721)
EUR	31,930	(a)	06/18/19	1.250	6 month EURO	397,505	73,333
GBP	8,930	(a)	06/18/19	2.250	6 month BP	26,396	45,044
CAD	5,280	(a)	06/18/19	2.250	6 month CDOR	26,567	(1,649)
	$17,330	(a)	06/18/19	3 month LIBOR	2.000	(40,934)	3,568
SEK	152,540	(a)	06/18/19	3 month STIBOR	2.000	(53,488)	(78,894)
NZD	22,600	(a)	06/18/19	4.750	3 month NZDOR	94,978	(75,895)
AUD	14,900	(a)	06/18/19	6 month AUDOR	3.750	87,065	(51,182)
	$3,300	(a)	08/29/19	3.520	3 month LIBOR	8	50,840
	3,300	(a)	08/29/19	3.560	3 month LIBOR	8	54,580
GBP	15,660	(a)	08/24/20	2.960	6 month BP	269,421	(23,054)
	$45,600	(a)	11/25/20	2.920	3 month LIBOR	(145,491)	106,639
GBP	5,520	(a)	02/05/21	2.840	6 month BP	(18,346)	(26,302)
	1,010	(a)	06/18/21	2.500	6 month BP	(5,159)	4,140
	$21,110	(a)	06/18/21	3 month LIBOR	2.500	(55,527)	22,238
	1,700	(a)	08/27/21	3 month LIBOR	3.095	10	(57,401)
	1,700	(a)	08/27/21	3 month LIBOR	3.133	10	(61,588)
JPY	2,554,690	(a)	02/12/22	1.080	6 month JYOR	13,009	(22,229)
GBP	10,830	(a)	03/05/22	2.780	6 month BP	(67,213)	19,480
NOK	61,490	(a)	12/20/22	3 month NIBOR	4.000	(118,950)	(31,349)
	$24,790	(a)	10/08/23	4.250	3 month LIBOR	19,068	277,473
JPY	4,000,800	(a)	10/08/23	6 month JYOR	1.250	(35,629)	(9,133)
	$20,100	(a)	11/25/23	3 month LIBOR	3.511	65,389	(294,119)
JPY	393,950	(a)	12/19/23	1.250	6 month JYOR	199	(3,829)
GBP	3,005	(a)	12/19/23	3.750	6 month BP	(15,456)	42,305
AUD	3,250	(a)	12/19/23	5.500	6 month AUDOR	7,104	22,730
NZD	7,240	(a)	12/19/23	5.750	3 month NZDOR	(31,822)	79,914
CHF	6,170	(a)	12/19/23	6 month CHFOR	2.500	(109,565)	(19,862)
EUR	10,215	(a)	12/19/23	6 month EURO	3.250	(324,801)	(101,034)
	$8,440	(a)	03/20/24	4.250	3 month LIBOR	28,307	45,666
GBP	6,150	(a)	03/20/24	6 month BP	3.750	(17,843)	(20,000)
	$7,500	(a)	06/12/24	3 month LIBOR	2.808	60	80,042
EUR	270	(a)	06/18/24	2.000	6 month EURO	2,200	3,446
SEK	15,710	(a)	06/18/24	2.750	3 month STIBOR	33,938	15,192
	$19,160	(a)	06/18/24	3 month LIBOR	3.000	(30,001)	(85,225)
CAD	5,750	(a)	06/18/24	3.000	6 month CDOR	79,630	(36,929)
AUD	7,240	(a)	06/18/24	4.500	6 month AUDOR	(363)	12,542
NZD	520	(a)	06/18/24	5.250	3 month NZDOR	4,231	1,215
GBP	2,650	(a)	06/18/24	6 month BP	3.000	(35,965)	(15,131)
JPY	1,126,160	(a)	06/18/24	6 month JYOR	0.750	98,155	19,067
GBP	6,450	(a)	02/03/25	6 month BP	3.100	68,395	(81,333)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	2,027,450	(a)	02/14/25	6 month JYOR	1.720%	$7,085	$(1,371)
GBP	6,950	(a)	03/05/25	6 month BP	3.100	70,146	(56,307)
	1,300	(a)	05/05/25	6 month BP	3.150	1,344	1,745
JPY	2,028,750	(a)	05/09/25	6 month JYOR	1.650	41,027	29,463
GBP	5,850	(a)	08/24/25	6 month BP	3.550	(190,560)	(59,740)
	$11,560	(a)	02/24/26	3.123%	3 month LIBOR	(696,982)	214,966
JPY	1,241,660	(a)	05/09/27	1.880	6 month JYOR	(36,883)	(18,572)
	$2,040	(a)	06/18/34	3 month LIBOR	3.750	(40,411)	(41,083)
GBP	3,470	(a)	02/05/36	6 month BP	3.500	43,822	(8,136)
EUR	2,160	(a)	06/18/44	2.500	6 month EURO	(49,581)	70,055
	$8,910	(a)	06/18/44	3.750	3 month LIBOR	31,839	259,717
GBP	9,570	(a)	06/18/44	6 month BP	3.500	(493,543)	(115,126)
	TOTAL					$(1,673,388)	$341,695

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$16,650	(1.000)%	06/20/14	0.016%	$(13,425)	$(28,970)
Morgan Stanley & Co. International PLC		28,700	(1.000)	06/20/14	0.016	(21,568)	(51,509)
Protection Sold:
Bank of America Securities LLC		5,400	1.000	06/20/16	0.216	3,423	92,971
Morgan Stanley & Co. International PLC		24,050	1.000	06/20/16	0.216	14,575	414,735
TOTAL						$(16,995)	$427,227

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 21	$ 15,550	(1.000)%	12/20/18	0.609%	$(224,907)	$(57,069)
Protection Sold:
iTraxx Europe Index Series 20	EUR 11,150	1.000	12/20/18	0.671	201,429	35,477
TOTAL					$(23,478)	$(21,592)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2014, the Fund had the following written options activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2013	$—	$—
Contracts Written	10,458	33,590
Contracts Bought to Close	—	—
Contracts Expired	(10,458)	(33,590)
Contracts Outstanding March 31, 2014	$—	$—

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 9.7%
	Automotive – 0.1%
	Renault SA
EUR	7,450,000	3.625%		09/19/18	$10,835,226

	Banks – 2.0%
	Abbey National Treasury Services PLC(a)
GBP	1,800,000	2.121		02/16/15	3,039,371
	ABN AMRO Bank NV(a)(b)
EUR	15,000	4.310		03/10/49	20,920
	Banco Nacional de Costa Rica
	$3,100,000	6.250	(c)	11/01/23	3,069,000
	2,810,000	6.250		11/01/23	2,781,900
	Bank of America Corp.(a)(b)
EUR	15,200,000	1.155		03/28/18	20,469,117
	Barclays Bank PLC(a)(b)
	48,280,000	4.750		03/15/49	59,207,634
	19,450,000	4.875		12/15/49	24,383,709
	Credit Suisse Group AG(a)(b)(c)
	$66,175,000	7.500		12/11/49	71,882,594
	Intesa Sanpaolo SpA
	33,317,000	3.875		01/16/18	34,217,173
	25,975,000	3.875		01/15/19	26,327,836
	48,450,000	5.250		01/12/24	49,845,451
	KBC Bank Funding Trust III(a)(b)
	11,550,000	4.288		11/29/49	11,544,809
	LBG Capital No.1 PLC(a)
EUR	8,406,000	3.407		03/12/20	11,204,155
	Lloyds Banking Group PLC(a)(b)(c)
	$17,655,000	6.413		01/29/49	17,566,725
	2,956,000	6.657		01/29/49	2,963,390
	Northern Rock Asset Management PLC(c)
	10,354,000	5.625		06/22/17	11,645,707
	PNC Preferred Funding Trust II(a)(b)(c)
	60,600,000	1.456		03/29/49	57,570,000
	Sparebank 1 Boligkreditt AS(c)
	13,400,000	1.750		11/15/19	12,899,863
	Stadshypotek AB(c)
	8,100,000	1.875		10/02/19	7,873,765

					428,513,119

	Building Materials(b) – 0.2%
	HD Supply, Inc.
	18,900,000	8.125		04/15/19	21,073,500
	14,225,000	11.000		04/15/20	16,892,188

					37,965,688

	Consumer Cyclical Services(b) – 0.8%
	Equinix, Inc.
	5,750,000	4.875		04/01/20	5,879,375
	20,725,000	7.000		07/15/21	23,108,375
	42,325,000	5.375		04/01/23	43,171,500
	First Data Corp.(c)
	56,325,000	7.375		06/15/19	60,831,000
	36,150,000	8.875		08/15/20	40,036,125

					173,026,375

	Corporate Obligations – (continued)
	Consumer Products – Household & Leisure – 0.2%
	Alphabet Holding Co., Inc.(b)(d)
	$11,450,000	7.750%		11/01/17	$11,850,750
	Avon Products, Inc.
	10,025,000	4.600		03/15/20	10,211,160
	26,150,000	5.000		03/15/23	26,253,443

					48,315,353

	Energy – 1.1%
	Gaz Capital SA for Gazprom
	7,090,000	9.250	(e)	04/23/19	8,383,925
	2,520,000	5.999		01/23/21	2,576,700
	273,000	6.510		03/07/22	284,521
	2,660,000	8.625	(e)	04/28/34	3,046,498
	2,350,000	7.288	(c)	08/16/37	2,408,868
	Gazprom Neft OAO Via GPN Capital SA(c)
	31,290,000	6.000		11/27/23	30,546,862
	GPN Capital SA for Gazprom
	12,828,000	4.375		09/19/22	11,384,850
	Halcon Resources Corp.(b)
	25,575,000	9.750		07/15/20	27,493,125
	11,800,000	9.750	(c)	07/15/20	12,685,000
	53,582,000	8.875		05/15/21	55,457,370
	Offshore Drilling Holding SA(b)(c)
	10,010,000	8.375		09/20/20	10,860,850
	Offshore Group Investment Ltd.(b)
	26,739,000	7.500		11/01/19	28,484,493
	Raizen Fuels Finance Ltd.
	1,400,000	9.500		08/15/14	1,438,500
	Weatherford International Ltd.(b)
	39,150,000	5.950		04/15/42	42,145,881

					237,197,443

	Energy – Exploration & Production – 0.6%
	Kodiak Oil & Gas Corp.(b)
	11,279,000	8.125		12/01/19	12,505,591
	Lukoil International Finance BV
	770,000	7.250		11/05/19	851,813
	14,600,000	6.125		11/09/20	15,147,500
	1,310,000	4.563		04/24/23	1,200,287
	MEG Energy Corp.(b)(c)
	44,675,000	6.375		01/30/23	46,238,625
	20,150,000	7.000		03/31/24	21,308,625
	Pacific Rubiales Energy Corp.(b)(c)
	20,900,000	5.375		01/26/19	21,625,230

					118,877,671

	Food & Beverage(b)(c) – 0.1%
	Bumble Bee Acquisition Corp.
	22,700,000	9.000		12/15/17	24,856,500

	Gaming – 0.3%
	Caesars Entertainment Operating Co., Inc.(b)
	27,600,000	9.000		02/15/20	24,771,000
	MGM Resorts International
	25,200,000	6.750		10/01/20	27,909,000
	Studio City Finance Ltd.(b)(c)
	6,850,000	8.500		12/01/20	7,654,875

					60,334,875

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Home Construction(b) – 0.0%
	Beazer Homes USA, Inc.
	$2,350,000	9.125%		05/15/19	$2,532,125

	Media – Cable – 0.2%
	Time Warner Cable, Inc.
	9,858,000	6.550		05/01/37	11,479,015
	16,675,000	7.300		07/01/38	21,046,169
	4,675,000	5.875	(b)	11/15/40	5,097,510

					37,622,694

	Media – Non Cable(b)(c) – 0.2%
	CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.
	7,750,000	5.625		02/15/24	7,943,750
	Griffey Intermediate, Inc./Griffey Finance Sub LLC
	28,323,000	7.000		10/15/20	24,641,010

					32,584,760

	Noncaptive – Financial(b)(c) – 0.0%
	GEO Maquinaria
	1,540,307	9.625		05/02/21	492,898

	Packaging(b) – 0.8%
	Ardagh Packaging Finance PLC(c)
	27,700,000	9.125		10/15/20	30,816,250
	Berry Plastics Corp.
	25,166,000	9.750		01/15/21	29,066,730
	Reynolds Group Issuer, Inc.
	22,950,000	7.875		08/15/19	25,216,313
	57,075,000	9.875		08/15/19	63,781,312
	Sealed Air Corp.(c)
	18,100,000	8.125		09/15/19	20,272,000

					169,152,605

	Pharmaceuticals(c) – 0.0%
	Forest Laboratories, Inc.
	9,000,000	4.375		02/01/19	9,495,000

	Pipelines – 0.6%
	Access Midstream Partners LP/ACMP Finance Corp.(b)
	4,500,000	4.875		05/15/23	4,528,125
	Energy Transfer Partners LP(a)(b)
	8,775,000	3.255		11/01/66	8,073,000
	Enterprise Products Operating LLC(a)(b)
	22,300,000	8.375		08/01/66	25,087,500
	1,850,000	7.000		06/01/67	1,937,875
	16,275,000	7.034		01/15/68	18,431,437
	Sabine Pass LNG LP
	60,200,000	7.500		11/30/16	66,521,000

					124,578,937

	Property/Casualty Insurance(a)(b) – 0.1%
	ING Capital Funding Trust III
	12,250,000	3.834		12/29/49	12,219,375

	Real Estate Investment Trusts(c) – 0.1%
	Trust F/1401
	18,700,000	5.250		12/15/24	18,634,550
	300,000	6.950		01/30/44	301,125

					18,935,675

	Corporate Obligations – (continued)
	Retailers – 0.2%
	Best Buy Co., Inc.
	$8,450,000	5.000%		08/01/18	$8,735,188
	Burlington Coat Factory Warehouse Corp.(b)
	28,375,000	10.000		02/15/19	31,709,062

					40,444,250

	Services Cyclical – Rental Equipment(b)(c) – 0.2%
	Algeco Scotsman Global Finance PLC
	42,600,000	10.750		10/15/19	47,046,375

	Transportation Services(b)(c) – 0.1%
	Aguila 3 SA
	12,800,000	7.875		01/31/18	13,584,000

	Utilities – Electric(a)(b) – 0.1%
	Enel SpA
	7,750,000	8.750	(c)	09/24/73	8,685,411
GBP	3,200,000	7.750		09/10/75	5,831,558

					14,516,969

	Wireless Telecommunications – 1.3%
	Softbank Corp.
	$95,650,000	4.500	(c)	04/15/20	94,932,625
EUR	39,850,000	4.625		04/15/20	57,369,805
	Sprint Corp.(c)
	$80,750,000	7.875		09/15/23	88,825,000
	Sprint Nextel Corp.
	2,750,000	11.500		11/15/21	3,636,875
	VimpelCom Holdings BV
	19,210,000	7.504		03/01/22	19,546,175
	8,170,000	5.950	(c)	02/13/23	7,455,125
	VIP Finance Ireland Ltd. for OJSC Vimpel Communications
	570,000	7.748		02/02/21	588,525

					272,354,130

	Wirelines Telecommunications(b) – 0.4%
	Koninklijke KPN NV(a)
GBP	1,250,000	6.875		03/14/73	2,149,165
	$14,700,000	7.000	(c)	03/28/73	15,527,310
	17,100,000	7.000		03/28/73	18,062,381
	Level 3 Financing, Inc.
	17,225,000	9.375		04/01/19	19,098,219
	9,850,000	8.125		07/01/19	10,810,375
	Verizon Communications, Inc.
	19,325,000	5.050		03/15/34	19,897,232

					85,544,682

	TOTAL CORPORATE OBLIGATIONS
	(Cost $2,002,129,926)				$2,021,026,725

	Mortgage-Backed Obligations – 19.5%
	Adjustable Rate Non-Agency(a) – 5.6%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A1
GBP	1,993,961	0.883%		09/20/66	$3,233,477
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A2
EUR	8,108,774	0.669		09/20/66	10,864,449

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$4,918,437	0.575%	09/20/66	$4,747,885
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	40,996,806	0.455	09/20/66	39,779,364
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	13,096,840	0.609	09/20/66	17,505,737
	Aire Valley Mortgages PLC Series 2006-1X, Class 2A2
GBP	7,781,064	0.823	09/20/66	12,565,108
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	$36,569,627	0.475	09/20/66	35,361,440
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
EUR	7,251,598	0.569	09/20/66	9,680,935
	American Home Mortgage Assets Trust Series 2006-6, Class A1A
	$13,426,867	0.346	12/25/46	9,424,396
	American Home Mortgage Assets Trust Series 2007-1, Class A1
	60,222,061	0.832	02/25/47	37,269,278
	American Home Mortgage Assets Trust Series 2007-2, Class A1
	29,650,037	0.281	03/25/47	22,959,913
	American Home Mortgage Investment Trust Series 2005-3, Class 2A4
	6,100,000	1.956	09/25/35	3,676,378
	American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	229,499	0.334	12/25/46	189,352
	American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	5,821,073	0.386	03/25/47	3,702,700
	Banc of America Funding Corp. Series 2006-G, Class 2A1
	10,832,664	0.374	07/20/36	9,842,523
	Banc of America Funding Corp. Series 2006-H, Class 6A1
	34,073,868	0.344	10/20/36	25,005,497
	Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
	6,665,284	2.582	09/25/47	4,520,644
	Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
	1,155,800	0.376	08/25/36	865,345
	Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	5,077,209	0.356	09/25/47	4,043,905
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(c)
	7,878,637	0.354	10/25/36	6,873,696
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(c)
	40,686,011	0.304	12/25/46	31,657,549
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A1(c)
	24,268,201	0.284	04/25/47	17,783,667
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(c)
	20,676,559	0.284	08/25/47	15,862,016
	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-4A, Class A1(c)
	13,196,698	0.284	11/25/47	10,183,411
	CHL Mortgage Pass-Through Trust Series 2005-3, Class 1A1
	10,457,500	0.466	04/25/35	7,845,904

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	$6,599,580	2.720%	11/25/36	$4,946,132
	Countrywide Alternative Loan Trust Series 2005-16, Class A1
	6,516,349	1.776	06/25/35	5,783,383
	Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
	12,150,325	0.487	11/20/35	9,724,879
	Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
	830,829	0.416	12/25/35	733,108
	Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
	2,682,147	1.611	01/25/36	2,458,636
	Countrywide Alternative Loan Trust Series 2005-81, Class A1
	9,891,484	0.434	02/25/37	7,607,328
	Countrywide Alternative Loan Trust Series 2005-82, Class A1
	773,707	0.426	02/25/36	612,681
	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	1,566,398	0.656	05/25/35	1,292,567
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	5,515,177	0.326	11/25/36	4,569,061
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	448,087	0.364	03/20/46	327,415
	Countrywide Alternative Loan Trust Series 2007-19, Class 1A11
	15,729,750	0.656	08/25/37	10,636,089
	Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	8,284,678	0.366	08/25/47	6,798,529
	Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	36,922,367	1.511	11/25/47	27,780,164
	Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
	13,222,009	0.286	03/25/47	8,668,287
	Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
	12,865,487	0.364	04/25/47	9,168,095
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2006-OA5, Class 2A1
	31,823,690	0.356	04/25/46	25,104,942
	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-8, Class 9A9
	8,117,401	0.806	09/25/35	6,397,406
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA1, Class A1
	11,336,397	0.306	02/25/47	8,074,979
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	10,829,641	0.294	07/25/47	9,235,255
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A
	4,455,839	0.354	08/25/47	3,806,400
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B
	5,560,887	0.374	08/25/47	4,747,384
	Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
	13,607,878	0.355	10/19/36	11,675,193

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	$12,516,810	0.485%	09/19/45	$9,483,661
	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	2,080,775	0.336	01/25/37	1,550,499
	HarborView Mortgage Loan Trust Series 2005-09, Class 2A1A
	2,725,479	0.494	06/20/35	2,493,813
	HarborView Mortgage Loan Trust Series 2005-5, Class 1A1A
	14,968,535	0.465	07/19/45	12,650,783
	HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	8,420,172	0.325	12/19/36	5,731,440
	HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A
	2,472,029	0.355	09/19/46	1,940,228
	HarborView Mortgage Loan Trust Series 2007-7, Class 2A1A
	14,253,261	1.154	10/25/37	12,938,534
	HomeBanc Mortgage Trust Series 2005-5, Class A1
	23,103,266	0.416	01/25/36	19,319,540
	Impac Secured Assets Trust Series 2006-5, Class 1A1B
	19,657,127	0.354	02/25/37	13,421,120
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	7,014,170	0.416	06/25/35	6,345,451
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	1,324,778	2.397	08/25/35	1,123,523
	Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	5,635,466	4.668	11/25/35	4,782,537
	Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
	11,348,980	0.376	04/25/46	8,993,532
	Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
	9,480,503	0.336	02/25/37	6,573,325
	Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	9,276,142	2.824	03/25/37	8,354,742
	Indymac Index Mortgage Loan Trust Series 2007-FLX3, Class A1
	11,283,484	0.394	06/25/37	9,863,517
	Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	9,687,702	0.334	07/25/37	8,448,104
	JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	9,811,309	2.688	05/25/36	7,221,675
	JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	8,421,129	0.316	10/25/36	6,831,630
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	11,022,620	0.572	09/21/38	15,723,338
	Lehman XS Trust Series 2005-5N, Class 1A1
	$25,204,776	0.456	11/25/35	22,083,959
	Lehman XS Trust Series 2005-9N, Class 1A1
	6,052,100	0.426	02/25/36	5,221,956
	Lehman XS Trust Series 2007-12N, Class 2A1
	5,651,401	0.334	07/25/37	3,895,417

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	Lehman XS Trust Series 2007-15N, Class 4A1
	$11,571,031	1.054%	08/25/47	$8,265,676
	Lehman XS Trust Series 2007-16N, Class 2A2
	15,095,585	1.004	09/25/47	12,707,882
	Lehman XS Trust Series 2007-20N, Class A1
	10,922,680	1.304	12/25/37	7,615,218
	Lehman XS Trust Series 2007-4N, Class 3A2A
	7,103,977	0.879	03/25/47	6,188,374
	Lehman XS Trust Series 2007-5H, Class 3A4
	10,845,557	3.056	05/25/37	6,893,050
	Lehman XS Trust Series 2007-7N, Class 1A1A
	25,474,609	0.376	06/25/47	19,248,589
	Luminent Mortgage Trust Series 2006-5, Class A1A
	4,053,159	0.346	07/25/36	2,823,781
	Luminent Mortgage Trust Series 2006-6, Class A1
	10,661,727	0.356	10/25/46	9,353,304
	Luminent Mortgage Trust Series 2006-7, Class 2A1
	11,514,505	0.324	12/25/36	9,124,680
	Luminent Mortgage Trust Series 2007-1, Class 1A1
	3,870,689	0.316	11/25/36	3,145,945
	Luminent Mortgage Trust Series 2007-2, Class 2A1
	2,400,501	0.386	05/25/37	1,571,721
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
	12,277,265	0.932	12/25/46	8,252,568
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	4,913,777	0.982	12/25/46	3,537,292
	Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
	5,538,959	0.306	03/25/47	4,685,729
	Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
	2,099,703	0.354	05/25/47	1,617,717
	Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	10,114,462	0.466	09/25/37	8,996,248
	Morgan Stanley Mortgage Loan Trust Series 2005-6AR, Class 1A3
	1,241,280	0.566	11/25/35	1,052,845
	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A
	3,516,225	0.396	12/25/36	2,395,594
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	7,436,783	1.131	01/25/46	5,336,887
	Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
	9,392,171	3.503	12/25/35	7,518,463
	Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
	7,188,688	0.341	12/25/36	5,170,981
	Residential Accredit Loans, Inc. Series 2006-QH1, Class A1
	15,475,900	0.346	12/25/36	12,390,727
	Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
	3,909,347	0.426	02/25/46	2,663,948
	Residential Accredit Loans, Inc. Series 2007-QA4, Class A1A
	7,518,189	0.306	06/25/37	5,436,906
	Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
	17,609,431	1.417	11/25/37	10,424,449

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Residential Accredit Loans, Inc. Series 2007-QO3, Class A1
$17,828,907	0.316%	03/25/47	$14,232,269
Residential Accredit Loans, Inc. Series 2007-QS8, Class A3
3,625,494	0.756	06/25/37	2,281,386
Residential Accredit Loans, Inc. Trust Series 2006-QA2, Class 2A1
6,018,123	3.550	02/25/36	4,323,557
Residential Accredit Loans, Inc. Trust Series 2006-QO7, Class 1A1
8,391,684	0.931	09/25/46	5,503,175
Residential Accredit Loans, Inc. Trust Series 2007-QO2, Class A1
7,093,323	0.306	02/25/47	3,981,500
Residential Accredit Loans, Inc. Trust Series 2007-QO4, Class A1A
2,040,006	0.309	05/25/47	1,682,953
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
8,271,333	2.964	09/25/35	7,528,728
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
4,374,108	3.070	11/25/35	3,926,815
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1
7,784,919	0.316	12/25/36	6,260,479
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
4,844,737	4.593	10/25/36	3,680,091
Structured Adjustable Rate Mortgage Loan Trust Series 2007-11, Class 1A1
10,145,258	1.306	12/25/37	6,957,986
Structured Asset Mortgage Investments II Trust Series 2005-AR8, Class A1B
3,509,118	0.326	02/25/36	2,702,022
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1
5,307,411	0.356	02/25/36	3,811,115
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
7,993,046	0.366	05/25/46	5,801,483
Structured Asset Mortgage Investments II Trust Series 2006-AR6, Class 2A1
6,369,945	0.346	07/25/46	5,050,025
Structured Asset Mortgage Investments II Trust Series 2007-AR3, Class 1A3
19,300,000	0.366	09/25/47	12,912,582
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A
8,295,178	0.336	09/25/47	6,983,468
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
19,435,193	6.500	05/25/47	13,657,336
Structured Asset Mortgage Investments, Inc. Series 2005-AR7, Class 5A1
1,851,256	1.592	03/25/46	1,514,687

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Structured Asset Mortgage Investments, Inc. Series 2006-AR6, Class 1A3
$611,172	0.346%	07/25/46	$392,004
Structured Asset Mortgage Investments, Inc. Series 2006-AR7, Class A1A
672,447	0.364	08/25/36	505,008
Structured Asset Mortgage Investments, Inc. Series 2006-AR8, Class A1A
5,357,321	0.356	10/25/36	4,152,095
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
15,650,296	1.632	08/25/47	13,485,070
Structured Asset Mortgage Investments, Inc. Series 2007-AR7, Class 1A1
2,034,145	1.006	05/25/47	1,413,323
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB1
135,300	0.606	06/25/35	102,614
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
3,549,810	1.099	06/25/46	2,127,682
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA3, Class 2A
4,273,904	0.883	02/25/47	2,975,480
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A
7,511,341	1.983	07/25/47	5,481,257
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
12,030,499	0.496	01/25/45	11,556,134
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
5,483,181	0.476	08/25/45	5,088,085
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR12, Class 1A6
8,175,000	2.354	10/25/35	7,827,848
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
698,564	0.426	12/25/45	648,735
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR2, Class 2A21
4,649,736	0.490	01/25/45	4,403,411
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6, Class 2A1A
643,471	0.386	04/25/45	599,808
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR7, Class A3
8,860,000	2.410	08/25/35	8,752,066
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
432,829	0.426	07/25/45	403,304
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,597,329	0.446	07/25/45	1,504,310

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
$6,031,095	0.476%	07/25/45	$5,645,773
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 1A
5,227,693	1.089	09/25/46	4,494,370
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
4,565,834	1.049	09/25/46	3,614,172
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
9,102,760	1.013	10/25/46	7,498,960
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR15, Class 1A
18,592,547	0.973	11/25/46	15,886,805
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR2, Class A1A
12,329,916	1.073	04/25/46	9,578,973
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
1,812,563	1.123	06/25/46	1,257,160
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A
6,768,637	0.833	02/25/47	5,489,731
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
9,485,949	0.833	01/25/47	6,464,439
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA3, Class 2A
18,293,333	0.899	04/25/47	14,952,063
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class 1A
7,134,677	0.903	05/25/47	6,249,705
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A
7,684,277	0.893	04/25/47	5,846,148
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA5, Class 1A
17,983,392	0.883	06/25/47	15,767,381
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A1
8,826,989	0.586	06/25/37	6,394,589

TOTAL ADJUSTABLE RATE NON-AGENCY			$1,170,353,540

Collateralized Mortgage Obligations – 2.6%
Interest Only(f) – 0.1%
FHLMC STRIPS Series 258, Class 83
$8,855,985	5.000%	01/15/36	$1,801,639
GNMA REMIC Series 2013-182, Class PI
71,541,915	4.500	12/20/43	14,980,806

			16,782,445

Inverse Floaters(a) – 1.1%
FHLMC REMIC Series 2011-3862, Class SA
8,910,758	6.385	05/15/41	1,455,711

Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
FHLMC REMIC Series 4262, Class ST
$103,793,736	5.945%	05/15/41	$16,487,458
FHLMC REMIC Series 4263, Class SB
103,482,944	5.945	11/15/43	14,849,119
FHLMC REMIC Series 4272, Class SY
62,156,466	5.945	06/15/38	9,674,461
FHLMC REMIC Series 4273, Class PS
106,640,049	5.945	11/15/43	13,770,344
FNMA REMIC Series 2010-126, Class LS
7,460,770	4.846	11/25/40	1,378,813
FNMA REMIC Series 2010-76, Class SD
11,582,468	6.346	07/25/40	1,747,572
GNMA REMIC Series 2010-1, Class SD
18,821,623	5.633	01/20/40	2,814,040
GNMA REMIC Series 2010-162, Class SE
52,526,465	6.393	12/20/40	8,742,195
GNMA REMIC Series 2010-35, Class DS
67,015,949	5.523	03/20/40	11,381,915
GNMA REMIC Series 2010-37, Class SG
21,682,393	5.543	03/20/40	3,551,457
GNMA REMIC Series 2010-85, Class SN
33,632,189	5.783	07/20/40	6,196,220
GNMA REMIC Series 2010-9, Class XD
161,283,219	6.445	01/16/40	31,904,434
GNMA REMIC Series 2010-90, Class ES
58,949,332	5.793	07/20/40	9,713,700
GNMA REMIC Series 2013-111, Class SA
37,601,931	6.543	07/20/43	7,504,541
GNMA REMIC Series 2013-113, Class SA
88,825,951	6.543	08/20/43	17,758,128
GNMA REMIC Series 2013-113, Class SD
158,415,131	6.545	08/16/43	24,312,319
GNMA REMIC Series 2013-147, Class AS
25,235,984	5.993	10/20/43	4,422,626
GNMA REMIC Series 2013-147, Class SD
66,073,898	6.493	12/20/39	13,156,866
GNMA REMIC Series 2013-148, Class SA
116,124,600	6.043	10/20/43	20,670,748
GNMA REMIC Series 2014-5, Class SA
78,114,210	5.393	01/20/44	12,185,817

			233,678,484

Regular Floater(a) – 0.5%
CitiMortgage Alternative Loan Trust Series 2007-A2 , Class 1A9
9,309,164	6.000	02/25/37	7,656,859
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
1,384,402	0.656	07/25/35	1,088,338
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
1,759,263	0.956	12/25/35	1,435,924
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
5,795,782	0.556	02/25/36	4,192,088
FHLMC REMIC Series 3231 Class FB
1,409,905	0.505	10/15/36	1,410,732

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Regular Floater(a) – (continued)
	FHLMC REMIC Series 3314 Class FC
	$1,024,844	0.555%	12/15/36	$1,026,809
	FHLMC REMIC Series 3371, Class FA
	1,124,240	0.755	09/15/37	1,130,818
	FHLMC REMIC Series 3545, Class FA
	2,151,647	1.005	06/15/39	2,182,999
	FHLMC REMIC Series 3827 Class KF
	1,656,363	0.525	03/15/41	1,659,735
	FNMA REMIC Series 2006-45, Class TF
	2,289,270	0.554	06/25/36	2,294,022
	FNMA REMIC Series 2006-76, Class QF
	2,392,211	0.554	08/25/36	2,399,820
	FNMA REMIC Series 2006-79, Class PF
	2,520,845	0.554	08/25/36	2,528,605
	FNMA REMIC Series 2007-33, Class HF
	3,263,425	0.504	04/25/37	3,273,404
	FNMA REMIC Series 2007-75, Class VF
	867,626	0.604	08/25/37	870,331
	FNMA REMIC Series 2009-84, Class WF
	786,136	1.254	10/25/39	803,693
	FNMA REMIC Series 2014-18, Class CS
	35,200,000	5.940	04/25/44	5,368,000
	Granite Mortgages PLC Series 2003-2, Class 1B
	3,776,089	1.217	07/20/43	3,754,875
	Granite Mortgages PLC Series 2003-2, Class 3A
GBP	2,054,253	1.000	07/20/43	3,418,302
	Granite Mortgages PLC Series 2004-2, Class 3A
	2,284,702	0.843	06/20/44	3,788,865
	Granite Mortgages PLC Series 2004-3, Class 3A1
	2,130,269	0.883	09/20/44	3,538,750
	Quadrivio Finance Series 2011-1, Class A1
EUR	30,429,194	0.800	04/25/60	41,420,312
	Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
	1,085,545	0.656	08/25/35	808,768
	Sequoia Mortgage Trust Series 2007-3, Class 2AA1
	6,536,465	2.448	07/20/37	5,332,657
	Washington Mutual Mortgage Pass-Through Certificates Series 2005-3, Class 1CB3
	13,434,303	0.606	05/25/35	10,596,048

				111,980,754

	Sequential Fixed Rate – 0.7%
	Banc of America Funding Corp. Series 2007-8, Class 2A1
	2,939,045	7.000	10/25/37	1,760,430
	BCAP LLC Trust Series 2007-AA2, Class 2A7
	2,742,689	6.000	04/25/37	2,395,526
	CHL Mortgage Pass-Through Trust Series 2007-10, Class A22
	6,568,569	6.000	07/25/37	5,889,954
	CHL Mortgage Pass-Through Trust Series 2007-10, Class A5
	3,494,843	6.000	07/25/37	3,133,783
	Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	231,973	5.500	05/25/22	233,757
	Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(c)
	11,078,753	5.750	04/25/47	8,913,339
	CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A13
	5,143,474	6.000	07/25/36	4,454,626

	Mortgage-Backed Obligations – (continued)
	Sequential Fixed Rate – (continued)
	CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	$1,879,338	6.000%	01/25/37	$1,533,142
	CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7
	10,518,702	5.750	03/25/37	8,742,963
	CitiMortgage Alternative Loan Trust Series 2007-A4, Class 1A5
	7,061,619	5.750	04/25/37	5,940,774
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	3,938,159	6.000	02/25/36	3,386,735
	Countrywide Alternative Loan Trust Series 2007-06, Class A4
	4,240,147	5.750	04/25/47	3,353,082
	Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
	1,744,561	5.750	07/25/37	1,535,310
	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
	738,909	6.000	08/25/37	646,960
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
	2,339,915	6.000	03/25/37	2,098,141
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
	4,833,439	5.750	06/25/37	4,361,829
	JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(c)
	12,650,835	6.000	11/25/36	10,593,594
	JPMorgan Mortgage Trust Series 2006-S4, Class A3
	16,724,312	6.000	01/25/37	14,260,275
	Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	1,605,444	5.000	08/25/35	1,599,630
	Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 1A
	5,601,839	5.250	02/25/21	5,441,802
	Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 2A3
	6,659,563	5.750	02/25/36	6,276,957
	Residential Accredit Loans, Inc. Series 2006-QS12, Class 1A1
	7,363,195	6.500	09/25/36	5,516,237
	Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	1,043,148	5.500	02/25/36	867,088
	Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
	5,507,757	6.000	04/25/36	4,328,415
	Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	1,798,266	6.000	06/25/36	1,396,030
	Residential Accredit Loans, Inc. Series 2006-QS7, Class A1
	1,085,046	6.000	06/25/36	865,865
	Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
	3,263,082	6.000	08/25/36	2,535,059
	Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	3,186,883	6.500	07/25/36	2,573,237
	Residential Accredit Loans, Inc. Trust Series 2006-QS15, Class A3
	3,813,774	6.500	10/25/36	3,074,615
	Residential Asset Securitization Trust Series 2005-A11CB, Class 2A1
	12,572,125	4.850	10/25/35	8,809,394
	Residential Asset Securitization Trust Series 2006-A15, Class A13
	9,112,459	6.250	01/25/37	7,216,157

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
$2,273,737	6.000%	08/25/36	$2,043,695
Residential Asset Securitization Trust Series 2006-A8, Class 2A3
8,387,301	6.000	08/25/36	5,347,903
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
8,555,049	6.000	10/25/37	7,424,789
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
2,270,491	6.000	08/25/37	2,196,642

			150,747,735

Sequential Floating Rate(a) – 0.2%
Banc of America Funding Corp. Series 2006-7, Class T2A1
10,870,728	5.878	10/25/36	8,439,216
Banc of America Funding Corp. Series 2007-2, Class 2A1
153,627	5.483	03/25/37	152,720
Bear Stearns Asset Backed Securities Trust Series 2005-AC7, Class A1
3,391,656	0.456	10/25/35	2,766,080
Chaseflex Trust Series 2007-3, Class 1A2
4,443,442	0.616	07/25/37	2,761,238
CitiMortgage Alternative Loan Trust Series 2006-A7, Class 1A1
13,260,659	6.000	12/25/36	11,230,659
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3
9,316,983	0.656	08/25/37	6,858,799
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,356,450	0.256	12/25/36	887,342

			33,096,054

Support – 0.0%
Countrywide Alternative Loan Trust Series 2006-4CB, Class 2A4
844,756	5.500	04/25/36	772,886

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$547,058,358

Commercial Mortgage-Backed Securities – 7.3%
Sequential Fixed Rate – 2.8%
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
$139,562,546	5.361%	02/15/40	$148,326,516
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
23,703,224	2.779	09/25/22	24,255,535
FHLMC Multifamily Structured Pass-Through Certificates Series K037, Class A2
294,100,000	3.490	01/25/24	299,876,036
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A4
4,500,000	3.102	05/15/46	4,342,043
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, ClassA1A
97,904,211	5.559	10/15/48	107,017,624

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B
$2,500,000	4.697%	04/15/45	$2,621,985

			586,439,739

Sequential Floating Rate(a) – 4.5%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
173,390,816	5.526	01/15/49	186,646,543
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A1A1
90,145,072	5.678	06/15/39	98,008,337
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
83,200,000	3.320	02/25/23	84,470,872
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A2
160,500,000	3.250	04/25/23	161,737,599
FHLMC Multifamily Structured Pass-Through Certificates Series K031, Class A2
144,500,000	3.300	04/25/23	145,947,413
FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
193,000,000	3.060	07/25/23	191,263,251
FREMF Mortgage Trust Series 2012-K706, Class B(c)
2,200,000	4.024	11/25/44	2,271,448
FREMF Mortgage Trust Series 2012-K706, Class C(c)
1,350,000	4.024	11/25/44	1,351,190
FREMF Mortgage Trust Series 2012-K707, Class C(c)
2,350,000	3.883	01/25/47	2,335,170
FREMF Mortgage Trust Series 2012-K710, Class B(c)
5,700,000	3.819	06/25/47	5,803,906
FREMF Mortgage Trust Series 2012-K710, Class C(c)
1,600,000	3.819	06/25/47	1,573,956
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
38,884,954	5.819	08/10/45	42,664,105
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class D(c)
10,200,000	2.755	12/15/28	10,217,167
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,586,004
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,171,697

			937,048,658

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$1,523,488,397

Federal Agencies – 4.0%
Adjustable Rate FNMA(a) – 0.1%
$2,479,417	2.550%	05/01/33	$2,635,422
1,203,782	1.964	10/01/34	1,255,434
2,712,257	1.916	01/01/35	2,829,918
2,089,174	2.586	09/01/35	2,223,991
952,748	2.410	10/01/36	1,009,301

			9,954,066

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – 0.3%
$58,400,000	2.020%	07/16/18	$58,521,250
29,741	5.000	01/01/33	32,423
3,917	5.000	03/01/33	4,271
21,684	5.000	04/01/33	23,639
10,142	5.000	05/01/33	11,057
18,639	5.000	06/01/33	20,320
100,009	5.000	07/01/33	109,025
146,542	5.000	08/01/33	159,755
16,699	5.000	09/01/33	18,205
28,950	5.000	10/01/33	31,560
86,772	5.000	11/01/33	94,595
30,358	5.000	12/01/33	33,095
31,152	5.000	01/01/34	33,960
106,328	5.000	02/01/34	115,932
42,159	5.000	03/01/34	45,981
103,124	5.000	04/01/34	112,471
112,471	5.000	05/01/34	122,615
1,206,353	5.000	06/01/34	1,315,562
21,980	5.000	11/01/34	23,973
404,816	5.000	04/01/35	441,313
78,160	5.000	11/01/35	85,207

			61,356,209

FNMA – 3.6%
6,735,182	3.104	01/01/18	7,094,279
6,642,767	3.443	01/01/18	7,075,247
4,326,022	3.660	01/01/18	4,640,675
533,322	5.000	01/01/18	569,159
2,644,896	5.000	02/01/18	2,822,906
5,346,463	3.750	03/01/18	5,748,614
1,719,197	5.000	03/01/18	1,834,905
2,528,517	5.000	04/01/18	2,698,695
3,550,000	3.840	05/01/18	3,830,080
214,500	5.000	05/01/18	228,937
220,326	5.000	06/01/18	235,155
6,854	6.000	11/01/18	7,622
37,686	6.000	12/01/18	41,914
5,796	5.500	01/01/19	6,362
95,399	5.500	02/01/19	104,426
87,088	5.500	03/01/19	95,597
72,647	5.500	04/01/19	79,745
36,273	5.500	05/01/19	39,816
384,683	6.000	05/01/19	427,863
162,193	5.500	06/01/19	177,823
527,283	5.500	07/01/19	577,476
455,768	5.500	08/01/19	499,905
431,001	5.500	09/01/19	467,665
131,025	5.500	10/01/19	143,360
135,364	5.500	11/01/19	148,012
231,053	5.500	12/01/19	253,064
19,286	5.500	01/01/20	21,171
9,642	5.500	06/01/20	10,486
2,526,529	5.500	07/01/20	2,773,401
2,094,220	3.416	10/01/20	2,181,177
1,445,347	3.632	12/01/20	1,517,679
5,891,059	4.375	06/01/21	6,450,620

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$163,529	6.000%	08/01/21	$181,893
26,226	6.000	11/01/21	29,163
33,371	6.000	10/01/22	37,128
26,511	6.000	11/01/22	29,497
30,315	6.000	12/01/22	33,737
128,587	6.000	01/01/23	143,144
53,200	6.000	02/01/23	59,158
126,605	6.000	09/01/23	140,783
7,300	6.000	01/01/24	8,123
208,637	6.000	04/01/24	234,563
6,270,171	5.500	05/01/25	6,818,849
141,381	6.000	05/01/25	158,414
103,101	6.000	07/01/26	115,783
47,555	6.000	12/01/26	53,404
6,133	6.000	03/01/27	6,887
165,093	6.000	04/01/27	185,378
263,951	6.000	06/01/27	296,383
582,943	6.000	07/01/27	654,569
23,887	6.000	08/01/27	26,822
99,504	6.000	09/01/27	111,730
140,323	6.000	10/01/27	157,565
169,527	6.000	11/01/27	190,357
720,102	6.000	01/01/28	808,581
233,811	6.000	03/01/29	262,571
8,521	4.500	09/01/29	9,159
101,212	6.000	09/01/29	113,662
10,256	6.000	12/01/32	11,564
1,802	6.000	01/01/33	2,031
234,112	5.000	04/01/33	256,081
7,246	6.000	04/01/33	8,170
1,257	5.000	05/01/33	1,375
387,176	5.000	08/01/33	423,510
508,809	5.000	09/01/33	556,556
272,415	6.000	10/01/33	307,153
11,001	6.000	02/01/34	12,404
362,720	6.000	08/01/34	408,702
63,056	6.000	11/01/34	71,096
4,715	6.000	12/01/34	5,312
28,820	4.000	02/01/35	29,975
783,853	6.000	05/01/35	874,223
137,760	6.000	06/01/35	153,649
346,352	6.000	10/01/35	385,032
51,325	6.000	11/01/35	57,244
590,514	6.000	02/01/36	660,628
308,648	6.000	03/01/36	343,508
535,956	6.000	04/01/36	596,488
2,000,762	6.000	05/01/36	2,226,698
550,523	6.000	06/01/36	612,700
823,434	6.000	08/01/36	916,435
452,074	6.000	09/01/36	503,132
751,135	6.000	10/01/36	835,970
1,733,420	6.000	11/01/36	1,928,485
1,701,686	6.000	12/01/36	1,893,879
305,214	6.000	01/01/37	339,649
13,797,605	6.000	02/01/37	15,366,261
2,964,058	6.000	03/01/37	3,300,624

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$332,581	6.000%	04/01/37		$370,085
3,733,963	6.000	05/01/37		4,155,327
620,702	6.000	06/01/37		690,695
2,292,646	6.000	07/01/37		2,550,982
3,777,128	6.000	08/01/37		4,203,056
1,660,138	6.000	09/01/37		1,847,343
1,838,707	6.000	10/01/37		2,046,048
1,137,174	6.000	11/01/37		1,265,408
1,790,993	6.000	12/01/37		1,992,955
4,102,451	6.000	01/01/38		4,565,480
468,245	6.000	02/01/38		521,126
192,046	5.000	03/01/38		209,272
2,081,038	6.000	03/01/38		2,316,101
1,119,802	6.000	04/01/38		1,246,169
9,566,877	6.000	05/01/38		10,646,820
2,062,817	6.000	06/01/38		2,295,775
21,385,739	6.000	07/01/38		23,800,695
39,986	6.000	08/01/38		44,502
4,268,183	6.000	09/01/38		4,749,489
5,644,599	6.000	10/01/38		6,280,996
2,905,535	6.000	11/01/38		3,233,277
736,034	6.000	12/01/38		819,156
20,268,208	6.000	01/01/39		22,554,720
262,845	6.000	02/01/39		292,528
67,886	6.000	03/01/39		75,542
1,465,106	6.000	04/01/39		1,630,412
1,362,016	6.000	07/01/39		1,515,696
41,333	4.000	08/01/39		42,985
19,618	4.000	09/01/39		20,403
1,394,749	6.000	09/01/39		1,552,080
2,674,086	6.000	10/01/39		2,976,091
311,740	6.000	11/01/39		347,363
77,476	5.000	12/01/39		84,481
29,097,622	6.000	12/01/39		32,379,695
1,811,843	6.000	01/01/40		2,016,156
4,161,145	6.000	04/01/40		4,630,378
133,675	5.000	05/01/40		146,067
19,140,864	6.000	06/01/40		21,301,567
22,687	5.000	07/01/40		24,790
140,859	6.000	07/01/40		156,743
147,289	5.000	08/01/40		160,943
8,114,464	6.000	10/01/40		9,029,492
909,041	4.000	02/01/41		946,645
44,718	5.000	04/01/41		48,965
902,952	6.000	04/01/41		1,004,773
4,746	5.000	05/01/41		5,197
16,067,460	6.000	05/01/41		17,879,397
2,679,031	4.500	08/01/41		2,858,923
700,944	4.500	10/01/41		747,901
1,117,003	5.000	11/01/41		1,223,087
10,803,780	3.000	08/01/42		10,476,547
10,435,575	3.000	09/01/42		10,123,666
1,587,688	3.000	10/01/42		1,540,987
6,390,544	3.000	11/01/42		6,200,113
59,097,849	3.000	12/01/42		57,308,786
41,049,053	3.000	01/01/43		39,825,972

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$12,349,739	3.000%	02/01/43		$11,979,383
2,996,570	3.000	03/01/43		2,908,429
8,137,529	3.000	04/01/43		7,895,361
688,229	3.000	05/01/43		664,929
276,000,000	6.000	TBA-30yr	(g)	307,696,889

				758,884,512

TOTAL FEDERAL AGENCIES				$830,194,787

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $3,972,312,305)				$4,071,095,082

Asset-Backed Securities – 7.3%
Collateralized Loan Obligations – 5.9%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(c)
$39,153,366	0.888%	11/01/18		$38,457,376
ACIS CLO Ltd. Series 2013-1A, Class ACOM(c)
23,550,000	1.493	04/18/24		22,742,235
ACIS CLO Ltd. Series 2013-2A, Class A(a)(c)
11,950,000	0.742	10/14/22		11,656,353
ACIS CLO Ltd. Series 2013-2A, Class ACOM(a)(c)
68,183,962	1.157	10/14/22		66,104,351
Atrium CDO Corp. Series 4A Class A2(a)(c)
1,204,123	0.485	06/08/19		1,198,162
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)(c)
1,563,143	0.505	06/20/17		1,556,327
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(a)(c)
179,729	0.485	06/20/17		179,729
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)(c)
22,139,929	0.486	04/29/19		21,718,495
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)(c)
58,251,658	0.508	02/01/22		57,323,127
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)(c)
23,011,886	0.508	02/01/22		22,645,077
Callidus Debt Partners CLO Fund Ltd. Series 7A, Class A(a)(c)
4,897,447	0.987	01/21/21		4,889,116
Callidus Debt Partners CLO Fund VI Ltd. Series 6X, Class A1D(a)
10,480,408	0.497	10/23/21		10,156,480
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(a)(c)
7,650,000	1.455	11/21/22		7,471,755
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(a)
118,100,000	1.407	12/14/23		114,892,404
Doral CLO 1 Ltd. Series 2012-3A, Class A1(a)(c)
10,000,000	1.684	12/19/22		10,021,820
ECP CLO Ltd. Series 2008-1A, Class A1(a)(c)
11,400,000	1.083	03/17/22		11,269,857
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)(c)
9,914,688	0.513	11/01/17		9,871,381
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(a)(c)
8,208,100	0.476	07/31/21		8,088,852
Greywolf CLO Ltd. Series 2007-1A, Class A(a)(c)
9,327,400	0.481	02/18/21		9,187,872

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Greywolf CLO Ltd. Series 2007-1A, Class B(a)(c)
$600,000	0.666%	02/18/21	$578,332
ICG US CLO Ltd. Series 2014-1A, Class ACOM(a)(c)
112,150,000	1.506	04/20/26	108,852,790
Jasper CLO Ltd. Series 2005-1A, Class A(a)(c)
5,555,176	0.508	08/01/17	5,539,366
KKR Financial CLO Corp. Series 2005-2X, Class A1(a)
28,953,711	0.494	11/26/17	28,804,745
KKR Financial CLO Ltd. Series 2006-1A, Class A1(a)(c)
10,921,611	0.515	08/25/18	10,878,012
KKR Financial CLO Ltd. Series 2007-1A, Class A(a)(c)
22,125,596	0.586	05/15/21	21,911,420
KKR Financial CLO Ltd. Series 2007-AA, Class A(a)(c)
324,029	0.989	10/15/17	323,715
Liberty CLO Ltd. Series 2005-1A, Class A1C(a)(c)
13,328,940	0.488	11/01/17	13,283,902
Liberty CLO Ltd. Series 2005-1A, Class A2(a)(c)
26,000,000	0.613	11/01/17	25,780,664
Mountain View Funding CLO Series 2007-3A, Class A1(a)(c)
2,725,691	0.452	04/16/21	2,700,051
Ocean Trails CLO Ltd. Series 2006-1X, Class A1
4,830,467	0.494	10/12/20	4,769,762
OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(c)
15,650,000	1.476	11/22/23	15,485,675
OCP CLO Ltd. Series 2014-5A, Class ACOM(a)(c)(h)
140,200,000	0.000	04/26/26	136,036,761
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)(h)
11,950,000	0.000	04/17/25	11,799,430
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(a)(c)
120,000,000	1.436	03/20/25	116,580,000
OHA Park Avenue CLO I Ltd. Series 2007-1A, Class A1A(a)(c)
12,551,127	0.484	03/14/22	12,361,404
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)(c)
14,750,000	1.567	01/22/25	14,646,647
Red River CLO Ltd. Series 1A, Class A(a)(c)
31,433,896	0.508	07/27/18	31,049,397
Saratoga Investment CLO Corp. Series 2013-1A, Ltd. Class A1(a)(c)
16,000,000	1.537	10/20/23	15,886,256
Sound Point CLO Ltd. Series 2014-1A, Class B1(a)(c)
15,000,000	2.134	04/18/26	14,673,000
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)(c)
6,500,000	1.538	01/17/25	6,417,827
Trinitas CLO Ltd. Series 2014-1A, Class A1(a)(c)
58,150,000	1.763	04/15/26	57,888,325
Trinitas CLO Ltd. Series 2014-1A, Class B1(a)(c)
14,950,000	2.133	04/15/26	14,501,500
Westbrook CLO Ltd. Series 2006-1X, Class A1(a)
18,901,805	0.475	12/20/20	18,634,345
Westchester CLO Ltd. Series 2007-1X, Class A1A(a)
32,971,521	0.463	08/01/22	32,431,546
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(a)(c)
93,200,000	1.714	04/15/26	90,338,760

			1,241,584,401

Asset-Backed Securities – (continued)
Home Equity – 1.3%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(a)
$13,021,924	0.416%	03/25/37	$7,377,544
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(a)
16,641,000	0.426	05/25/36	11,169,181
Ameriquest Mortgage Securities Trust Series 2006-M3, Class A2B(a)
21,337,486	0.256	10/25/36	9,185,562
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-R8 Series 05-R8, Class M2(a)
5,440,000	0.646	10/25/35	4,627,392
Bayview Financial Mortgage Pass-Through Trust 2006-A, Class M3(a)
10,095,000	0.803	02/28/41	7,908,163
Centex Home Equity Loan Trust Series 2006-A, Class AV4(a)
26,300,000	0.406	06/25/36	23,198,657
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(a)
300,000	0.506	03/25/37	248,311
Countrywide Asset-Backed Certificates Series 2004-3, Class 1A(a)
19,374,284	0.576	08/25/34	17,814,333
Countrywide Asset-Backed Certificates Series 2005-4, Class MV1(a)
856,279	0.616	10/25/35	870,669
Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(a)
20,000,000	0.376	08/25/37	8,187,308
First Franklin Mortgage Loan Asset-Backed Certificates Series 2006-FF18, Class A2B(a)
3,603,365	0.266	12/25/37	2,044,695
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(a)
3,282,528	0.296	09/25/36	2,999,793
First Franklin Mortgage Loan Trust Series 2006-FF6, Class A4(a)
25,000,000	0.406	04/25/36	19,789,555
GSAA Home Equity Trust Series 2006-17, Class A1(a)
11,408,812	0.216	11/25/36	5,839,089
GSAA Home Equity Trust Series 2007-10, Class A2A
5,344,988	6.500	11/25/37	4,051,369
GSAMP Trust Series 2006-HE8, Class A2C(a)
14,600,000	0.326	01/25/37	9,552,435
HLSS Servicer Advance Receivables Trust Series 2014-T1, Class AT1(c)
7,150,000	1.244	01/17/45	7,152,653
Home Equity Asset Trust Series 2007-3, Class 2A3(a)
17,150,000	0.396	08/25/37	13,149,725
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(a)
8,600,000	0.456	12/25/35	7,464,124
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(a)
3,850,000	0.386	07/25/36	3,422,144
JPMorgan Mortgage Acquisition Trust Series 2007-CH2, Class AV5(a)
5,100,000	0.416	01/25/37	3,689,056
Lehman XS Trust Series 2005-5N, Class 3A1A(a)
1,577,070	0.456	11/25/35	1,376,643

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Asset-Backed Securities – (continued)
	Home Equity – (continued)
	Lehman XS Trust Series 2005-7N, Class 1A1A(a)
	$8,748,398	0.426%		12/25/35	$8,024,553
	Lehman XS Trust Series 2006-12N Series 06-12N, Class A31A(a)
	16,285,523	0.356		08/25/46	12,136,942
	Lehman XS Trust Series 2006-14N, Class 1A1B(a)
	798,404	0.366		09/25/46	591,747
	Lehman XS Trust Series 2006-16N, Class A321(a)
	9,558,105	0.356		11/25/46	6,630,896
	Lehman XS Trust Series 2006-GP1, Class A2A(a)
	1,802,114	0.326		05/25/46	1,748,638
	Morgan Stanley ABS Capital I, Inc. Trust Series 2005-WMC2, Class M3(a)
	5,399,000	0.861		02/25/35	4,901,682
	Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(a)
	8,746,948	0.236		09/25/46	4,051,883
	Residential Asset Mortgage Products Trust Series 2006-RZ3, Class A3(a)
	14,200,000	0.446		08/25/36	12,244,321
	Residential Asset Mortgage Products Trust Series 2006-RZ4, Class A3(a)
	13,400,000	0.426		10/25/36	10,761,381
	Residential Asset Securities Corp. Trust Series 2006-KS7, Class A4(a)
	30,832,000	0.391		09/25/36	25,713,672
	Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(a)
	6,918,167	1.131		07/25/34	6,205,787
	Soundview Home Equity Loan Trust Series 2006-EQ1, Class A4(a)
	11,762,000	0.406		10/25/36	7,189,314
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC3, Class A3(a)
	4,193,237	0.316		10/25/36	3,019,752
	Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(a)
	4,200,000	0.816		10/25/35	3,863,379

					278,202,348

	Student Loan(a) – 0.1%
	GCO Education Loan Funding Trust Series 2006-1, Class A8L
	5,537,581	0.365		05/25/25	5,432,119
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	10,000,000	1.197		07/01/24	10,101,773
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	370,211	0.366		03/01/25	369,373

					15,903,265

	TOTAL ASSET-BACKED SECURITIES
	(Cost $1,508,320,631)				$1,535,690,014

	Foreign Debt Obligations – 14.4%
	Sovereign – 14.4%
	Brazil Loan Trust 1
	$8,580,000	5.477%		07/24/23	$8,687,250

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Brazil Minas SPE via State of Minas Gerais
	$28,165,000	5.333%		02/15/28	$27,108,813
	4,720,000	5.333	(c)	02/15/28	4,543,000
	Brazil Notas do Tesouro Nacional
BRL	43,446,707	6.000		08/15/40	17,539,759
	708,211,587	6.000		08/15/50	281,999,061
	Dominican Republic
DOP	201,600,000	14.500		02/10/23	4,768,022
	17,540,000	6.600	(c)	01/28/24	17,978,500
	7,910,000	6.600		01/28/24	8,107,750
	4,430,000	5.875	(c)	04/18/24	4,385,700
	25,660,000	5.875		04/18/24	25,403,400
	2,784,000	8.625		04/20/27	3,090,240
DOP	30,000,000	18.500		02/04/28	820,097
	Hellenic Republic Government Bond(a)
EUR	36,440,000	1.619		05/21/14	49,527,343
	57,230,000	1.015		08/10/14	76,805,269
	Italy Buoni Poliennali Del Tesoro(c)
	37,000,000	4.750		09/01/44	55,275,795
	Perusahaan Penerbit SBSN(c)
	31,680,000	6.125		03/15/19	34,610,400
	Republic of Costa Rica
	3,360,000	9.995		08/01/20	4,233,600
	11,650,000	4.250		01/26/23	10,776,250
	5,246,000	4.375		04/30/25	4,682,055
	10,280,000	5.625		04/30/43	8,840,800
	Republic of Honduras
	750,000	8.750		12/16/20	821,250
	38,810,000	8.750	(c)	12/16/20	42,496,950
	Republic of Italy
EUR	544,450,000	5.500		11/01/22	886,752,478
	Republic of Slovenia(c)
	14,670,000	4.125		02/18/19	15,174,795
	54,040,000	5.250		02/18/24	56,127,565
	Spain Government Bond(c)
EUR	225,900,000	4.400		10/31/23	342,643,351
	240,340,000	3.800		04/30/24	346,782,085
	35,030,000	5.150		10/31/44	55,531,705
	United Mexican States
MXN	1,668,751,810	0.000	(h)	06/26/14	126,822,709
	1,627,866,504	5.000		06/16/16	134,977,197
	1,187,284,300	4.750		06/14/18	90,140,537
	241,369,600	6.500		06/10/21	19,291,265
	405,614,300	8.000		12/07/23	35,192,732
	343,361,900	7.500		06/03/27	28,633,158
	75,763,000	8.500		05/31/29	6,780,019
	807,766,700	7.750		05/29/31	67,373,682
	720,810,100	10.000		11/20/36	73,129,482
	68,962,600	8.500		11/18/38	6,109,634
	329,251,800	7.750		11/13/42	26,926,555

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $2,939,644,586)				$3,010,890,253

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate	Maturity Date	Value

	Structured Notes – 0.1%
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London)
BRL	3,722,000	6.000%	05/15/14	$3,597,315
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London))
	5,523,000	6.000	04/12/14	5,337,982
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
	17,894,624	6.000	08/15/40	7,224,193

	TOTAL STRUCTURED NOTES
	(Cost $24,499,273)			$16,159,490

	Municipal Debt Obligations – 6.3%
	California – 1.3%
	California Educational Facilities Authority RB (Stanford University) Series 2013 U-3
	$44,050,000	5.000%	06/01/43	$53,761,703
	California State GO Bonds (Refunding-Various Purposes) Series 2013
	15,085,000	5.000	09/01/28	17,040,469
	6,030,000	5.000	09/01/31	6,653,080
	14,365,000	5.000	09/01/32	15,753,521
	8,620,000	5.000	09/01/33	9,410,368
	California State GO Bonds (Various Purposes) Series 2011
	6,935,000	5.000	09/01/41	7,330,156
	California State GO Bonds (Various Purposes) Series 2012
	14,185,000	5.000	09/01/42	15,064,186
	California State GO Bonds (Various Purposes) Series 2013
	7,940,000	5.000	09/01/27	9,017,220
	7,065,000	5.000	04/01/37	7,577,778
	4,655,000	5.000	02/01/43	4,951,803
	28,345,000	5.000	04/01/43	30,182,039
	3,995,000	5.000	11/01/43	4,267,499
	California State University Systemwide RB Series 2012 A
	17,910,000	5.000	11/01/37	19,415,515
	4,970,000	5.000	11/01/42	5,320,286
	City of Los Angeles CA Department of Water & Power RB (Power System) Series 2012 B
	5,100,000	5.000	07/01/43	5,454,858
	City of Los Angeles CA Department of Water & Power RB Series 2012 B
	14,275,000	5.000	07/01/43	15,320,073
	City of San Francisco CA Public Utilities Commission RB Series 2012
	13,285,000	5.000	11/01/43	14,043,573
	Contra Costa Community College District GO Bonds Series 2013
	1,710,000	5.000	08/01/38	1,860,001
	Sacramento CA Municipal Utility District RB Series 2013 A
	1,890,000	5.000	08/15/41	2,025,664
	University of California RB (Limited Project) Series 2012 G
	6,020,000	5.000	05/15/37	6,485,346
	18,565,000	5.000	05/15/42	19,840,044

				270,775,182

	Connecticut – 0.1%
	Connecticut State GO Bonds Series 2013 E
	9,375,000	5.000	08/15/24	11,004,562

	Municipal Debt Obligations – (continued)
	Florida – 0.1%
	Miami-Dade County FL Transit System Sales Surtax RB (Sales Tax) Series 2012
	$13,110,000	5.000%	07/01/42	$13,731,283
	Tampa Bay Water Regional Utility System Authority RB Series 2013
	4,290,000	5.000	10/01/38	4,664,989

				18,396,272

	Georgia – 0.2%
	DeKalb County GA Water & Sewerage RB Series 2011 A
	3,260,000	5.250	10/01/41	3,543,620
	Private Colleges & Universities GA Authority RB (Emory University) Series 2013 A
	27,155,000	5.000	10/01/43	29,528,619

				33,072,239

	Illinois – 0.0%
	Metropolitan Pier & Exposition Authority Dedicated State Tax RB (Mccormick Place Expansion) Series 2010 A
	7,255,000	5.500	06/15/50	7,492,601

	Louisiana – 0.0%
	Louisiana State Gas & Fuels Tax RB (Second Lien) Series 2010 B
	5,055,000	5.000	05/01/45	5,311,288

	Maryland – 0.1%
	City of Baltimore MD RB (Water Project) Series 2013 A
	11,510,000	5.000	07/01/42	12,488,695
	7,695,000	5.000	07/01/43	8,342,842

				20,831,537

	Massachusetts – 0.7%
	Commonwealth of Massachusetts State GO Bond Series 2014 A
	31,025,000	5.000	12/01/41	33,757,372
	Commonwealth of Massachusetts State GO Bonds Series 2014 A
	30,995,000	5.000	12/01/40	33,768,123
	Massachusetts State College Building Authority RB Series 2014 A
	8,315,000	5.000	05/01/43	8,968,808
	Massachusetts State Consolidated Loan GO Bonds Series 2013 E
	7,385,000	5.000	08/01/40	8,020,627
	Massachusetts State Development Finance Agency RB (Williams College) Series 2013 P
	3,895,000	5.000	07/01/43	4,249,912
	Massachusetts State School Building Authority Sales Tax RB (Refunding-Senior) Series 2012 B
	7,035,000	5.000	08/15/30	7,902,908
	Massachusetts State School Building Authority Sales Tax RB (Senior) Series 2011 B
	18,980,000	5.000	10/15/41	20,420,962
	Massachusetts State School Building Authority Sales Tax RB (Senior) Series 2013 A
	26,040,000	5.000	05/15/43	28,302,095

				145,390,807

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Missouri – 0.0%
Metropolitan St. Louis MO Sewer District Wastewater System RB Series 2012 A
$5,240,000	5.000%	05/01/42	$5,685,086

New Jersey – 0.4%
New Jersey State Economic Development Authority RB (Rutgers University) Series 2013
2,435,000	5.000	06/15/38	2,656,001
3,615,000	5.000	06/15/46	3,896,536
New Jersey State Educational Facilities Authority RB (Princeton University) Series 2014 A
14,415,000	5.000	07/01/44	16,183,000
New Jersey State Transportation Trust Fund Authority RB (Transportation Program) Series 2013 AA
17,070,000	5.000	06/15/36	18,102,223
9,195,000	5.500	06/15/39	10,143,096
18,900,000	5.000	06/15/44	19,734,624
New Jersey State Transportation Trust Fund Authority RB (Transportation System) Series 2012 A
10,685,000	5.000	06/15/42	11,144,027

			81,859,507

New York – 0.8%
New York City GO Bonds (Refunding) Series 2012 B
4,475,000	5.000	08/01/24	5,130,006
New York City GO Bonds (Refunding) Series 2012 F
3,435,000	5.000	08/01/24	3,910,988
New York City GO Bonds (Refunding) Series 2013 I
3,355,000	5.000	08/01/25	3,853,150
New York City GO Bonds (Refunding) Series 2013 J
3,715,000	5.000	08/01/25	4,266,603
New York City GO Bonds Series 2012 I
8,875,000	5.000	08/01/25	10,103,921
New York City GO Bonds Series 2013 D
2,060,000	5.000	08/01/25	2,351,614
New York City GO Bonds Series 2013 E
2,200,000	5.000	08/01/25	2,511,432
New York City GO Bonds Series 2013 I
1,925,000	5.000	08/01/24	2,227,668
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 E-1
3,630,000	5.000	02/01/42	3,874,226
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2012 F-1
4,475,000	5.000	05/01/34	4,868,084
New York City Transitional Finance Authority RB (Future Tax Secured) Series 2013 I
2,975,000	5.000	05/01/38	3,223,085
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2011 AA
7,530,000	5.000	06/15/44	7,943,548
New York City Water & Sewer System Finance Authority RB (Refunding) Series 2012 CC
2,665,000	5.000	06/15/45	2,816,425
New York City Water & Sewer System Finance Authority RB (Second General Resolution) Series 2013 BB
1,490,000	5.000	06/15/46	1,575,437

Municipal Debt Obligations – (continued)
New York – (continued)
New York City Water & Sewer System Finance Authority RB (Second General) Series 2012 BB
$10,460,000	5.000%	06/15/47	$11,024,945
New York City Water & Sewer System Finance Authority RB (Second General) Series 2013 CC
11,795,000	5.000	06/15/47	12,462,125
New York City Water & Sewer System Finance Authority RB Series 2013 EE
7,650,000	5.000	06/15/47	8,082,684
New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2012 A
6,895,000	5.000	02/15/30	7,677,238
New York State Dormitory Authority Personal Income Tax RB (General Purpose) Series 2013 A
7,245,000	5.000	02/15/43	7,753,092
New York State Dormitory Authority Personal Income Tax RB Series 2013 B
7,585,000	5.000	03/15/34	8,215,162
New York State Urban Development Corp. RB (Personal Income Tax) Series 2011 A
2,330,000	5.000	03/15/35	2,517,052
2,550,000	5.000	03/15/36	2,746,605
New York State Urban Development Corp. RB (Personal Income Tax) Series 2013 C
7,805,000	5.000	03/15/28	8,812,938
12,160,000	5.000	03/15/30	13,550,982
12,695,000	5.000	03/15/31	14,054,634
13,380,000	5.000	03/15/32	14,737,535

			170,291,179

North Carolina – 0.0%
North Carolina State University at Raleigh RB Series 2013 A
4,305,000	5.000	10/01/42	4,720,734

Ohio – 0.1%
Ohio State Turnpike Commission RB (Junior Lien-Infrastructure Projects) Series 2013 A-1
1,910,000	5.250	02/15/39	2,073,286
9,215,000	5.000	02/15/48	9,637,508
Ohio State Turnpike Commission RB (Senior Lien) Series 2013 A
3,180,000	5.000	02/15/48	3,361,737

			15,072,531

Pennsylvania – 0.4%
Commonwealth of Pennsylvania State GO Bonds Second Series 2013
22,995,000	5.000	10/15/29	26,210,391
24,540,000	5.000	10/15/30	27,778,053
13,595,000	5.000	10/15/31	15,270,992
Pennsylvania State Turnpike Commission RB Series 2013 C
2,875,000	5.000	12/01/43	3,009,406

			72,268,842

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
Puerto Rico – 1.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
$1,890,000	6.000%		07/01/38	$1,413,852
11,675,000	6.000		07/01/44	8,624,323
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
2,940,000	5.000		07/01/33	1,970,888
275,000	5.750		07/01/37	199,705
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
575,000	5.750		07/01/41	438,938
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
17,665,000	5.500		07/01/39	13,302,098
1,575,000	5.000		07/01/41	1,099,791
Puerto Rico Commonwealth GO Bonds Series 2014 A
230,030,000	8.000		07/01/35	214,650,194
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
1,650,000	5.250		08/01/27	1,373,312
18,550,000	0.000	(i)	08/01/32	13,967,037
9,275,000	5.750		08/01/37	7,278,185
2,795,000	6.375		08/01/39	2,341,483
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
9,275,000	0.000	(i)	08/01/33	5,031,873
10,770,000	5.500		08/01/37	8,295,916
2,065,000	5.375		08/01/39	1,559,054
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
3,150,000	6.000		08/01/39	2,539,026
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
10,220,000	5.500		08/01/28	8,521,232
2,995,000	6.125		08/01/29	2,608,405

				295,215,312

Texas – 0.5%
Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 B
19,410,000	5.000		11/01/44	20,135,546
Dallas-Fort Worth TX International Airport RB (Improvement) Series 2013 F
5,755,000	5.250		11/01/33	6,361,117
Dallas-Fort Worth TX International Airport RB (Improvement) Series 2023 C
21,815,000	5.000		11/01/45	22,536,422
North Texas Tollway Authority RB (Special Projects System) Series 2011 A
16,365,000	5.500		09/01/41	18,191,334
University of Texas Permanent University Fund RB Series 2014
42,245,000	5.000		07/01/41	46,405,287

				113,629,706

Municipal Debt Obligations – (continued)
Utah – 0.0%
University of Utah RB (General) Series 2013 A
$6,430,000	5.000%		08/01/43	$6,926,139

Washington – 0.2%
University of Washington RB (General) Series 2013
5,560,000	5.000		07/01/41	6,044,053
Washington State GO Bonds (Motor Vehicle Fuel Tax) Series 2013 B
2,745,000	5.000		08/01/33	3,053,977
2,830,000	5.000		08/01/34	3,136,687
1,000,000	5.000		08/01/37	1,095,100
435,000	5.000		08/01/38	475,651
Washington State GO Bonds (Various Purpose) Series 2013 A
2,375,000	5.000		08/01/33	2,642,330
955,000	5.000		08/01/36	1,048,972
Washington State GO Bonds (Various Purposes) Series 2013 A
6,575,000	5.000		08/01/34	7,287,533
6,570,000	5.000		08/01/35	7,254,594

				32,038,897

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,266,075,009)				$1,309,982,421

Government Guarantee Obligation(a)(j) – 1.2%
FMS Wertmanagement
$251,800,000	0.489%		06/30/15	$252,537,774
(Cost $252,540,905)

U.S. Treasury Obligations – 31.3%
United States Treasury Bills(h)
$566,300,000	0.000%		04/24/14	$566,289,155
250,000,000	0.000		05/29/14	249,991,950
United States Treasury Bonds
1,500,000	3.125		02/15/42	1,388,325
3,700,000	3.000		05/15/42	3,335,735
96,500,000	3.125		02/15/43	88,809,913
208,500,000	3.625		08/15/43	211,027,016
198,700,000	3.750	(k)	11/15/43	205,728,025
413,800,000	3.625		02/15/44	418,550,403
United States Treasury Inflation Protected Securities
123,074,367	0.125		01/15/22	120,670,725
34,206,218	2.500		01/15/29	41,587,236
59,410,752	1.375		02/15/44	60,757,000
United States Treasury Notes
650,000,000	1.875		04/30/14	650,909,993
130,300,000	0.250		06/30/14	130,361,227
10,800,000	0.250		09/30/14	10,808,856
89,500,000	0.250	(k)	01/15/15	89,593,076
89,000,000	0.250		02/15/15	89,090,777
51,100,000	0.125		04/30/15	51,089,782
583,000,000	0.375		01/31/16	583,180,677
250,000,000	1.500		01/31/19	247,797,507
1,282,000,000	1.625		03/31/19	1,275,410,520

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Notes (continued)
$425,700,000	2.125	%(k)	01/31/21	$421,477,069
1,021,600,000	2.250		03/31/21	1,017,809,844

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,510,498,809)				$6,535,664,811

Senior Term Loans(l) – 1.3%
Food & Beverage – 0.0%
Pinnacle Foods Finance LLC
$12,594	3.250%		04/29/20	$12,566

Gaming – 0.1%
Caesars Entertainment Operating Co.
31,150,000	5.489		01/28/18	29,345,792

Health Care – Services – 0.1%
American Renal Holdings, Inc.
13,860,000	4.500		09/20/19	13,842,675
18,775,000	8.500		02/14/20	18,845,406

				32,688,081

Media – Broadcasting & Radio – 0.4%
Clear Channel Communications, Inc.
68,650,000	3.803		01/29/16	67,798,054
Getty Images, Inc.
10,457,947	4.750		10/18/19	10,015,680

				77,813,734

Retailers – 0.4%
The Men’s Wearhouse, Inc.
19,350,000	1.000		03/28/15	19,350,000
True Religion Apparel, Inc.
55,206,500	5.875		07/30/19	52,618,971
5,000,000	5.875		01/30/20	4,775,000

				76,743,971

Services Cyclical – Business Services – 0.3%
Bull Run 1 LLC
56,899,759	4.654		12/31/15	56,899,759

TOTAL SENIOR TERM LOANS
(Cost $272,106,291)				$273,503,903

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 1.1%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$197,100,000	3.590%	03/22/16	$8,373,163
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
197,600,000	4.070	03/29/16	5,254,382

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Bank of America NA Call – OTC – 30 year Interest Rate Swap Strike Price 3.950%
$43,000,000	3.950%	01/29/16	$2,683,127
Bank of America NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.950%
43,000,000	3.950	01/29/16	3,414,441
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.017%
97,100,000	3.017	05/29/15	4,410,408
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.040%
153,900,000	3.040	06/03/15	6,852,151
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
81,900,000	3.570	02/22/16	3,383,215
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
79,000,000	3.625	02/22/16	3,090,709
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
86,400,000	3.633	02/19/16	3,347,214
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.645%
109,700,000	3.645	02/16/16	4,162,545
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.650%
415,000,000	3.650	05/20/16	18,221,239
Citibank NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.945%
24,700,000	3.945	03/18/16	1,968,106
Citibank NA Put – OTC – 30 year Interest Rate Swap Strike Price 3.945%
24,700,000	3.945	03/18/16	1,657,004
Citibank NA Put – OTC – 30 year Interest Rate Swap Strike Price 4.050%
24,100,000	4.050	01/28/16	2,167,544
Citibank NA Put – OTC – 30 year Interest Rate Swap Strike Price 4.050%
24,100,000	4.050	01/28/16	1,314,190
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.017%
97,100,000	3.017	05/29/15	1,711,854
Citibank NA Put – OTC – 10 year Interest Rate Swap Strike Price 3.040%
153,900,000	3.040	06/03/15	2,839,224
Citibank NA Put – OTC – 30 year Interest Rate Swap Strike Price 4.000%
66,000,000	4.000	01/29/16	5,583,230
Citibank NA Call – OTC – 30 year Interest Rate Swap Strike Price 4.000%
66,000,000	4.000	01/29/16	3,855,872
Deutsche Bank Securities, Inc. Call – OTC – 30 Year Interest Rate Swap Strike Price 3.960%
18,500,000	3.960	01/29/16	1,139,365

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank Securities, Inc. Put – OTC – 30 Year Interest Rate Swap Strike Price 3.960%
$18,500,000	3.960%	01/29/16	$1,487,911
Deutsche Bank Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.503%
301,100,000	3.503	07/02/15	8,078,844
Deutsche Bank Securities, Inc. Put – OTC – 2 year Interest Rate Swap Strike Price 1.950%
269,900,000	1.950	10/26/15	2,467,318
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
249,500,000	2.030	10/26/15	2,127,636
Deutsche Bank Securities, Inc. Call – OTC – 30 year Interest Rate Swap Strike Price 3.920%
25,400,000	3.920	03/14/16	1,744,556
Deutsche Bank Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.980%
337,600,000	2.980	03/04/16	9,082,351
Deutsche Bank Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.503%
301,100,000	3.503	07/02/15	11,467,062
Deutsche Bank Securities, Inc. Put – OTC – 30 year Interest Rate Swap Strike Price 3.920%
25,400,000	3.920	03/14/16	1,959,061
Deutsche Bank Securities, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.980%
337,600,000	2.980	03/04/16	7,143,076
JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.080%
147,700,000	3.080	06/04/15	6,302,403
JPMorgan Securities, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.498%
186,000,000	3.498	07/02/15	5,023,600
JPMorgan Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
262,500,000	1.855	11/02/15	2,677,657
JPMorgan Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 3.610%
76,300,000	3.610	02/16/16	2,998,506
JPMorgan Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.080%
147,700,000	3.080	06/04/15	2,922,614
JPMorgan Securities, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.498%
186,000,000	3.498	07/02/15	7,035,562
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.620%
297,700,000	3.620	03/07/16	11,977,543
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
300,200,000	3.630	02/16/16	11,563,884
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.640%
369,800,000	3.640	03/04/16	14,564,314

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
$125,800,000	3.652%	02/22/16	$4,790,867
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 3.050%
362,700,000	3.050	03/07/16	9,221,611
Morgan Stanley Capital Services, Inc. Put – OTC – 10 year Interest Rate Swap Strike Price 3.640%
369,800,000	3.640	03/04/16	15,115,649
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 3.050%
362,700,000	3.050	03/07/16	8,290,089

TOTAL OPTIONS PURCHASED – 1.1%
(Cost $259,266,025)			$233,471,097

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $19,007,393,760)			$19,260,021,570

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 6.0%
Repurchase Agreement – 6.0%
Citigroup Global Markets, Inc.
$350,000,000	1.134%	09/23/14	$350,000,000
Maturity Value: $352,061,675
Settlement Date: 03/20/14

Collateralized by various asset-backed obligations, 0.302% to
7.720%, due 10/16/20 to 03/25/54, various commercial
mortgage-backed obligations, 0.552% to 7.031%, due 09/15/21
to 02/15/51, and various collateralized mortgage obligations,
0.302% to 77.987%, due 10/15/14 to 02/25/47. The aggregate
market value of the collateral, including accrued interest, was
$417,628,749.

Joint Repurchase Agreement Account II(m)
285,900,000	0.080	04/01/14	285,900,000
Morgan Stanley
100,000,000	1.134	09/23/14	100,000,000
Maturity Value: $100,589,050
Settlement Date: 03/20/14

Collateralized by various asset-backed obligations, 0.000% to
7.300%, due 03/15/27 to 04/25/47, various commercial
mortgage-backed obligations, 0.502% to 6.644%, due 07/12/35
to 02/15/51, various collateralized mortgage obligations,
0.000% to 5.542%, due 02/25/21 to 04/25/47, various corporate obligations, 8.250% to 15.000%, due 04/01/21 to 12/29/49,
U.S. Treasury Bill, 0.000%, due 09/11/14, U.S. Treasury Bond,
3.875%, due 04/15/29 and U.S. Treasury Notes, 1.000% to
1.250%, due 03/31/17 to 01/31/19. The aggregate market value of the collateral, including accrued interest, was $110,883,956.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Repurchase Agreement – (continued)
Royal Bank of Scotland
$525,000,000	1.156%	06/05/14	$525,000,000
Maturity Value: $526,247,517
Settlement Date: 02/20/14

Collateralized by various asset-backed obligations, 0.000% to
6.337%, due 12/21/15 to 04/15/43, various commercial
mortgage-backed obligations, 0.352% to 7.443%, due 11/25/17
to 03/22/51, various collateralized mortgage obligations,
0.000% to 9.250%, due 12/16/16 to 12/15/53, various corporate obligations, 1.000% to 14.000%, due 12/15/14 to 11/29/43, and
various mortgage-backed obligations, 1.586% to 4.310%, due
03/21/24 to 04/01/43. The aggregate market value of the
collateral, including accrued interest, was $641,353,093.

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,260,900,000)			$1,260,900,000

TOTAL INVESTMENTS – 98.2%
(Cost $20,268,293,760)			$20,520,921,570

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			379,927,236

NET ASSETS – 100.0%			$20,900,848,806

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,068,703,937, which represents approximately 14.7% of net assets as of March 31, 2014.
(d)	Pay-in-kind securities.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2014.
(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $307,696,889 which represents approximately 1.5% of net assets as of March 31, 2014.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(i)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2014.
(j)	Guaranteed by a foreign government until maturity.

(k)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(l)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 130-131.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SBSN	—Surat Berharga Syariah Negara
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/21/14	$55,525,323	$1,525,323
	EUR/SEK	06/18/14	195,049,494	1,227,082
	HUF/EUR	06/18/14	94,684,363	1,661,930
	PLN/EUR	06/18/14	72,344,269	684,017
	USD/EUR	06/18/14	250,072,536	1,626,900
Barclays Bank PLC	AUD/USD	06/18/14	105,964,777	2,009,377
	EUR/CHF	06/18/14	273,466,324	543,459
	GBP/USD	06/18/14	150,074,554	517,140
	INR/USD	04/04/14	49,169,161	1,413,673
	JPY/CHF	06/18/14	109,758,140	939,519
	KRW/USD	04/24/14	83,084,261	7,261
	MXN/USD	05/09/14	127,432,912	217,222
	MYR/USD	04/14/14	202,588,179	1,388,179
	NOK/SEK	06/18/14	105,887,232	996,627
	PLN/USD	06/18/14	71,916,491	501,495
	USD/CNH	05/27/14	100,412,291	2,109,235
	USD/CNH	06/18/14	209,056,921	2,521,079
	USD/EUR	05/07/14	110,611,911	132,845
BNP Paribas SA	EUR/USD	06/18/14	56,592,699	259,427
	MYR/USD	05/02/14	188,005,772	1,817,783
	USD/EUR	06/18/14	608,390,820	4,095,536
	USD/ILS	06/18/14	173,659,098	1,946,011

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
BNP Paribas SA (continued)	USD/KRW	05/12/14	$99,370,310	$79,397
Citibank NA	CAD/USD	06/18/14	56,477,209	89,705
	CLP/USD	04/10/14	38,747,209	1,869,209
	EUR/CHF	06/18/14	273,488,614	521,169
	USD/JPY	06/18/14	212,675,528	997,472
	USD/RUB	05/05/14	56,730,001	38,999
Credit Suisse International (London)	CAD/USD	06/18/14	43,444,259	169,259
	CHF/EUR	06/18/14	19,871,636	26,227
	EUR/CHF	06/18/14	419,280,962	896,246
	RUB/USD	04/04/14	68,811,136	2,150,670
	RUB/USD	04/07/14	167,637,091	5,813,091
	RUB/USD	04/11/14	45,774,856	1,774,856
	RUB/USD	04/14/14	159,324,291	7,278,291
	RUB/USD	04/28/14	224,887,964	3,068,964
	RUB/USD	05/05/14	57,203,274	434,274
Deutsche Bank AG (London)	BRL/USD	04/17/14	51,239,163	954,083
	EUR/USD	06/18/14	31,043,060	40,600
	GBP/USD	04/24/14	116,998,335	322,047
	MYR/USD	04/11/14	11,077,229	65,464
	PHP/USD	04/11/14	39,215,931	175,251
	PLN/EUR	06/18/14	150,620,000	37,934
	PLN/USD	06/18/14	74,157,182	701,942
	RUB/USD	04/04/14	58,219,423	2,512,848
	USD/CNH	05/27/14	96,797,179	1,634,821
	USD/CNH	06/18/14	45,907,689	476,485
	USD/EUR	06/18/14	859,166,543	3,540,366
	USD/JPY	06/18/14	141,107,896	123,104
HSBC Bank PLC	GBP/USD	06/18/14	46,680,864	477,749
	HUF/EUR	06/18/14	81,460,269	1,801,124
	MYR/USD	05/02/14	48,805,608	390,996
	NOK/EUR	06/18/14	112,021,421	321,724
	USD/EUR	06/18/14	226,909,394	127,735
JPMorgan Securities, Inc.	EUR/CHF	06/18/14	265,471,132	528,666
	GBP/USD	04/24/14	39,925,798	91,408
	INR/USD	04/04/14	48,475,248	1,155,510
	NOK/SEK	06/18/14	116,866,498	1,265,410
	NOK/USD	06/18/14	45,171,272	86,265
	PHP/USD	04/11/14	83,523,187	428,634
	PLN/USD	06/18/14	77,945,541	728,993
	SEK/NOK	06/18/14	56,624,856	84,619
	USD/EUR	05/07/14	1,742,026,931	12,038,159
	USD/GBP	04/24/14	18,779,933	14,127
	USD/JPY	06/18/14	123,168,906	836,094
Morgan Stanley & Co. International PLC	AUD/EUR	06/18/14	106,749,776	3,254,996
	BRL/USD	04/17/14	86,134,171	2,113,969
	GBP/USD	06/18/14	164,735,115	417,792
	MXN/USD	06/18/14	477,957,816	6,592,509
	MYR/USD	04/14/14	34,597,565	215,815
	TRY/USD	06/18/14	47,963,395	2,313,599
Royal Bank of Canada	CAD/USD	05/12/14	32,135,167	580,393
	CAD/USD	06/18/14	319,285,173	1,535,173
	EUR/CHF	06/18/14	265,953,795	948,470

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Royal Bank of Canada (continued)	EUR/USD	06/18/14	$91,078,100	$22,319
	GBP/USD	04/24/14	315,037,728	3,232,413
	GBP/USD	06/18/14	108,496,312	911,653
	INR/USD	04/04/14	42,301,674	1,593,034
	KRW/USD	04/24/14	112,595,600	825,600
	MXN/USD	06/18/14	52,880,391	613,618
	USD/CAD	06/18/14	56,090,762	253,238
	ZAR/USD	06/18/14	54,814,658	2,039,167
Royal Bank of Scotland PLC	GBP/USD	06/18/14	42,828,697	150,428
	TRY/USD	06/18/14	114,218,115	680,115
Standard Chartered Bank	GBP/USD	06/18/14	52,139,211	359,717
	USD/EUR	06/18/14	217,659,565	22,507
State Street Bank (London)	CAD/USD	06/18/14	53,311,277	258,277
	MXN/USD	06/18/14	445,370,291	4,063,291
	USD/EUR	06/18/14	157,614,882	1,147,650
	USD/JPY	06/18/14	95,100,087	453,288
UBS AG (London)	BRL/USD	04/07/14	51,500,233	2,132,233
	BRL/USD	04/11/14	55,936,529	1,797,529
	BRL/USD	04/14/14	55,000,239	2,105,239
	BRL/USD	04/17/14	55,451,574	2,033,574
	CHF/EUR	06/18/14	109,964,833	224,830
	EUR/CHF	06/18/14	370,657,940	1,209,083
	GBP/USD	04/24/14	138,987,166	1,279,631
	MYR/USD	04/04/14	104,794,533	669,776
	MYR/USD	04/11/14	110,271,215	567,463
	MYR/USD	04/14/14	129,412,161	1,071,895
	PLN/USD	06/18/14	71,916,491	188,590
	RUB/USD	04/14/14	50,892,760	2,332,918
	USD/EUR	05/07/14	220,148,734	2,000,277
	ZAR/USD	06/18/14	80,783,204	1,606,204
Westpac Banking Corp.	AUD/GBP	06/18/14	107,925,651	2,003,314
	AUD/USD	06/18/14	318,896,070	8,683,243
	GBP/USD	04/24/14	37,827,412	182,598
	MYR/USD	04/14/14	18,642,055	128,805
	NZD/USD	06/18/14	233,647,759	3,669,166
TOTAL				$152,796,506

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/HUF	06/18/14	$60,337,060	$(1,000,406)
	PLN/HUF	06/18/14	56,107,541	(574,307)
	USD/COP	04/21/14	27,742,400	(103,400)
	USD/GBP	06/18/14	227,514,437	(557,413)
	USD/HUF	06/18/14	336,836,024	(875,003)
	USD/KRW	04/03/14	99,318,762	(583,762)
	USD/NZD	06/18/14	169,553,123	(4,258,377)
	USD/TWD	04/30/14	112,122,668	(352,668)
Barclays Bank PLC	CNH/USD	05/27/14	100,032,241	(1,531,859)
	EUR/AUD	06/18/14	27,712,082	(795,975)

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC (continued)	USD/BRL	04/16/14	$212,476,604	$(10,144,151)
	USD/GBP	06/18/14	676,455,156	(1,286,114)
	USD/NZD	06/18/14	177,951,199	(4,764,408)
	USD/PHP	04/11/14	55,215,745	(631,745)
	USD/ZAR	06/18/14	78,964,427	(914,779)
BNP Paribas SA	CNH/USD	06/18/14	107,742,719	(258,281)
	EUR/AUD	06/18/14	28,053,096	(599,769)
	EUR/HUF	06/18/14	57,088,424	(414,453)
	KRW/USD	04/03/14	99,395,983	(248,549)
	USD/TWD	04/25/14	54,966,823	(382,823)
Citibank NA	EUR/USD	06/18/14	53,126,940	(299,768)
	GBP/USD	06/18/14	155,694,519	(374,049)
	USD/AUD	06/18/14	54,179,678	(1,437,376)
	USD/CAD	06/18/14	398,179,971	(1,985,029)
	USD/IDR	04/14/14	21,292,889	(374,091)
	USD/ILS	06/18/14	56,200,929	(315,929)
	USD/JPY	06/18/14	104,792,734	(212,734)
	USD/KRW	04/03/14	49,701,207	(333,707)
	USD/KRW	04/24/14	221,821,336	(4,151,336)
	USD/NZD	06/18/14	165,354,084	(4,254,550)
	USD/RUB	04/14/14	55,417,973	(2,367,973)
	USD/TRY	06/18/14	56,442,378	(2,442,378)
Credit Suisse International (London)	EUR/CHF	06/18/14	196,694,909	(177,023)
	EUR/USD	06/18/14	110,407,006	(118,818)
	USD/CLP	04/07/14	21,486,949	(586,949)
	USD/CLP	04/10/14	60,354,777	(1,294,777)
	USD/CLP	04/30/14	56,176,033	(291,033)
	USD/CLP	05/09/14	54,095,249	(1,232,815)
	USD/COP	04/21/14	27,749,230	(110,230)
	USD/GBP	06/18/14	218,158,937	(1,894,907)
	USD/NZD	06/18/14	57,228,236	(1,425,026)
	USD/RUB	04/04/14	105,660,921	(4,556,921)
	USD/RUB	04/07/14	159,413,255	(5,493,255)
	USD/RUB	04/11/14	56,170,853	(1,753,853)
	USD/RUB	04/14/14	110,872,777	(4,766,777)
Deutsche Bank AG (London)	CNH/USD	06/18/14	147,221,891	(967,131)
	EUR/HUF	06/18/14	54,072,929	(583,709)
	EUR/USD	06/18/14	193,440,579	(880,555)
	JPY/USD	06/18/14	53,437,385	(562,615)
	PHP/USD	04/10/14	45,539,962	(531,128)
	PLN/HUF	06/18/14	55,722,200	(456,332)
	THB/USD	04/03/14	60,777,645	(26,799)
	USD/CAD	06/18/14	53,494,974	(76,974)
	USD/IDR	04/14/14	107,161,914	(1,371,914)
	USD/INR	04/04/14	133,960,058	(5,744,147)
	USD/PHP	04/11/14	24,203,844	(303,814)
	USD/THB	04/03/14	60,777,645	(470,645)
	USD/THB	04/11/14	50,282,436	(37,516)
	USD/THB	05/08/14	60,682,817	(14,936)
	USD/TWD	04/21/14	108,148,238	(29,238)
HSBC Bank PLC	GBP/USD	04/24/14	150,867,436	(233,687)
	KRW/USD	04/03/14	99,237,070	(75,109)

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC (continued)	PHP/USD	04/11/14	$52,509,808	$(385,192)
	USD/AUD	06/18/14	101,696,779	(2,868,885)
	USD/BRL	04/30/14	111,866,288	(96,288)
	USD/IDR	04/14/14	107,284,954	(1,527,954)
	USD/KRW	05/09/14	99,407,338	(95,159)
	USD/MXN	05/09/14	704,173,845	(6,598,001)
	USD/NZD	06/18/14	55,808,050	(540,199)
	USD/RUB	04/14/14	65,074,688	(1,157,044)
	USD/SGD	06/18/14	109,637,250	(1,298,250)
	USD/TWD	04/24/14	65,900,781	(599,781)
JPMorgan Securities, Inc.	EUR/USD	05/07/14	74,673,281	(437,694)
	USD/SGD	06/18/14	317,097,060	(1,529,865)
	USD/TRY	06/18/14	52,658,141	(2,106,141)
Morgan Stanley & Co. International PLC	CNH/USD	05/27/14	97,177,230	(1,284,770)
	USD/AUD	06/18/14	54,027,481	(1,506,203)
	USD/BRL	04/17/14	163,474,496	(5,351,496)
	USD/BRL	04/30/14	56,242,293	(357,293)
	USD/MYR	04/14/14	87,547,106	(524,106)
Royal Bank of Canada	CAD/USD	06/18/14	110,311,135	(180,865)
	USD/BRL	04/07/14	51,165,212	(1,797,212)
	USD/BRL	04/11/14	54,440,402	(1,307,402)
	USD/BRL	04/16/14	42,323,200	(1,814,063)
	USD/BRL	04/30/14	56,076,843	(191,843)
	USD/CAD	06/18/14	121,776,858	(2,323,858)
	USD/EUR	05/07/14	41,327,495	(111,920)
	USD/GBP	04/24/14	889,494,952	(77,444)
	USD/MXN	05/09/14	32,097,523	(499,150)
Royal Bank of Scotland PLC	USD/EUR	05/07/14	110,264,228	(92,816)
	USD/TRY	06/18/14	344,186,086	(14,012,086)
State Street Bank (London)	USD/MXN	06/18/14	136,734,476	(1,297,476)
	USD/NZD	06/18/14	165,354,084	(2,298,575)
UBS AG (London)	CHF/EUR	06/18/14	92,648,436	(45,242)
	EUR/USD	06/18/14	110,270,634	(263,887)
	USD/BRL	04/07/14	31,170,562	(688,562)
	USD/BRL	04/14/14	56,168,944	(1,751,944)
	USD/BRL	04/16/14	55,786,201	(2,236,492)
	USD/CAD	06/18/14	338,871,229	(1,974,698)
	USD/CLP	04/28/14	38,826,771	(985,410)
	USD/GBP	04/24/14	18,475,835	(175,311)
	USD/KRW	04/03/14	49,613,084	(245,584)
	USD/ZAR	06/18/14	56,840,442	(955,442)
Westpac Banking Corp.	EUR/AUD	06/18/14	54,987,383	(1,474,746)
	GBP/AUD	06/18/14	56,039,311	(261,202)
	USD/AUD	06/18/14	211,385,331	(4,440,157)
	USD/NZD	06/18/14	226,376,959	(728,939)
	USD/SGD	06/18/14	110,504,763	(1,669,765)
TOTAL				$(157,062,207)

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2014, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(g)	Settlement Date	Principal Amount	Value
FNMA	3.000%	TBA-30yr	04/10/14	$(153,000,000)	$(147,704,762)
FNMA	5.000	TBA-30yr	04/10/14	(2,000,000)	(2,181,094)
TOTAL (Proceeds Receivable: $150,591,250)					$(149,885,856)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(26,205)	December 2015	$(6,475,583,062)	$16,798,263
Eurodollars	(23,828)	March 2016	(5,870,623,500)	12,308,544
Eurodollars	(23,828)	June 2016	(5,852,454,650)	14,450,642
French 10 Year Government Bonds	1	June 2014	187,733	1,486
Italian 10 Year Government Bonds	150	June 2014	25,151,059	381,647
Ultra Long U.S. Treasury Bonds	(7,721)	June 2014	(1,115,443,219)	(6,963,698)
2 Year U.S Treasury Notes	(8,944)	June 2014	(1,963,767,000)	896,060
5 Year U.S Treasury Notes	(9,040)	June 2014	(1,075,336,250)	(389,045)
10 Year U.S Treasury Notes	7,120	June 2014	879,320,000	(6,225,251)
20 Year U.S. Treasury Bonds	8,727	June 2014	1,162,600,031	(117,386)
TOTAL				$31,141,262

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	BRL	179,170	01/02/15	9.950%	1 month Brazilian Interbank Deposit Average	$—	$(429,252)
		224,170	01/04/16	10.390	1 month Brazilian Interbank Deposit Average	—	(1,599,699)
		445,790	01/04/16	11.870	1 month Brazilian Interbank Deposit Average	—	509
		61,570	01/04/21	13.260	1 month Brazilian Interbank Deposit Average	—	504,776
		88,625	01/04/21	12.970	1 month Brazilian Interbank Deposit Average	—	336,702
		97,350	01/04/21	13.307	1 month Brazilian Interbank Deposit Average	—	849,832
	KRW	62,976,210	07/25/23	3 month KWCDC	3.352%	—	(456,753)

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC (continued)	MYR	106,220	(a)	09/18/23	3 month KLIBOR	4.945%	$—	$357,978
		204,060	(a)	09/19/23	3 month KLIBOR	4.680	—	1,294,481
		76,770	(a)	11/01/23	4.780%	3 month KLIBOR	—	(411,786)
	KRW	12,749,890		11/27/23	3 month KWCDC	3.450	—	(176,500)
		30,608,550		12/13/23	3 month KWCDC	3.488	—	(501,252)
		12,039,840		01/16/24	3 month KWCDC	3.445	—	(170,445)
	CAD	38,200	(a)	06/27/26	3.725	6 month CDOR	—	611,805
		22,500	(a)	06/27/36	3 month CDOR	3.780	—	(120,706)
	GBP	51,350		01/29/44	12 month BP	3.666	—	(116,558)
Barclays Bank PLC	BRL	28,670		01/04/16	10.300	1 month Brazilian Interbank Deposit Average	—	(227,928)
		261,850		01/04/16	11.160	1 month Brazilian Interbank Deposit Average	—	(630,275)
		339,490		01/04/16	11.555	1 month Brazilian Interbank Deposit Average	—	(467,916)
	KRW	16,826,730		05/10/23	3 month KWCDC	2.735	—	660,889
		19,262,500		05/20/23	3 month KWCDC	2.830	—	622,823
		19,262,500		05/20/23	3 month KWCDC	2.840	—	608,267
		6,800,000		08/09/23	3 month KWCDC	3.440	—	(93,162)
	MYR	31,310		08/14/23	3 month KLIBOR	4.485	—	77,024
	MXN	193,210		11/05/32	6.747	Mexico Interbank TIIE 28 Days	(2,203)	(1,356,502)
BNP Paribas S.A.	BRL	89,980		01/04/21	12.430	1 month Brazilian Interbank Deposit Average	—	(147,718)
Citibank NA		114,810		01/04/16	10.090	1 month Brazilian Interbank Deposit Average	—	(1,124,789)
		118,250		01/02/17	12.670	1 month Brazilian Interbank Deposit Average	—	403,475
	MYR	112,250		09/17/18	3 month KLIBOR	3.830	—	301,658
		42,800		09/24/18	3 month KLIBOR	3.785	—	142,507
		169,560		11/19/18	3.915	3 month KLIBOR	—	320,144
		51,130		11/21/18	3 month KLIBOR	3.960	—	65,467
	KRW	98,915,810		08/08/23	3 month KWCDC	3.450	—	(1,442,823)
		8,854,260		08/16/23	3 month KWCDC	3.485	—	(150,598)
	MYR	84,950	(a)	11/12/23	4.990	3 month KLIBOR	—	(260,568)
		36,600		11/15/23	3 month KLIBOR	4.450	—	138,160
		219,660	(a)	11/15/23	5.040	3 month KLIBOR	—	(552,477)
	KRW	30,360,000		12/18/23	3 month KWCDC	3.420	—	(332,132)
		28,266,470		01/07/24	3 month KWCDC	3.471	—	(467,114)
		19,358,680		01/10/24	3 month KWCDC	3.475	—	(323,956)

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London)	BRL	65,020		01/04/16	11.855%	1 month Brazilian Interbank Deposit Average	$—	$(45,516)
	CAD	8,810	(a)	12/20/22	3.000	6 month CDOR	(378,531)	227,047
Deutsche Bank Securities, Inc.	BRL	110,210		01/02/15	8.150	1 month Brazilian Interbank Deposit Average	—	(1,264,164)
		76,700		01/04/16	10.347	1 month Brazilian Interbank Deposit Average	—	(621,849)
		221,070		01/04/16	11.760	1 month Brazilian Interbank Deposit Average	—	(163,461)
		295,970		01/04/16	11.865	1 month Brazilian Interbank Deposit Average	—	(188,193)
		57,680		01/02/17	12.650	1 month Brazilian Interbank Deposit Average	—	187,032
		253,280		01/02/17	12.270	1 month Brazilian Interbank Deposit Average	—	6,008
		430,750		01/02/17	12.398	1 month Brazilian Interbank Deposit Average	—	495,099
	KRW	55,677,880		03/03/17	2.850	3 month KWCDC	—	(53,173)
	MYR	112,770		09/13/18	3 month KLIBOR	3.920%	—	169,311
		50,380		11/14/18	3 month KLIBOR	3.880	—	116,112
		477,120		03/12/19	3 month KLIBOR	4.026	—	563,483
	BRL	38,340		01/04/21	12.250	1 month Brazilian Interbank Deposit Average	—	(160,009)
		202,020		01/04/21	12.900	1 month Brazilian Interbank Deposit Average	—	591,746
		236,060		01/04/21	12.623	1 month Brazilian Interbank Deposit Average	—	166,449
	KRW	19,262,510		05/15/23	3 month KWCDC	2.815	—	642,251
	MYR	26,840		08/14/23	3 month KLIBOR	4.490	—	62,815
	KRW	52,965,990		08/26/23	3 month KWCDC	3.588	—	(1,308,896)
		26,410,690		09/06/23	3 month KWCDC	3.570	—	(611,783)
	MYR	194,330	(a)	11/13/23	5.075	3 month KLIBOR	—	(411,867)
	KRW	31,522,520		11/14/23	3 month KWCDC	3.415	—	(359,516)
		39,978,650		11/22/23	3 month KWCDC	3.473	—	(627,674)
		71,090,000		12/17/23	3 month KWCDC	3.456	—	(980,374)
		22,540,310		01/08/24	3 month KWCDC	3.470	—	(368,914)
		20,035,410		01/14/24	3 month KWCDC	3.432	—	(264,254)
		36,381,130		01/22/24	3 month KWCDC	3.470	—	(583,416)

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
HSBC Bank PLC	BRL	232,170	01/04/21	12.240%	1 month Brazilian Interbank Deposit Average	$—	$(990,813)
JPMorgan Securities, Inc.		83,100	01/02/15	8.155	1 month Brazilian Interbank Deposit Average	—	(950,471)
		152,040	01/02/15	8.220	1 month Brazilian Interbank Deposit Average	—	(1,669,545)
		404,140	01/04/16	11.827	1 month Brazilian Interbank Deposit Average	—	(351,540)
	KRW	230,094,560	03/05/17	2.889	3 month KWCDC	—	16,790
	MYR	113,040	11/26/18	3 month KLIBOR	3.955%	—	159,665
		254,240	12/11/18	3 month KLIBOR	3.972	—	349,211
	BRL	21,270	01/04/21	1 month Brazilian Interbank Deposit Average	12.820	—	(46,382)
		37,110	01/04/21	12.260	1 month Brazilian Interbank Deposit Average	—	(149,624)
		87,970	01/04/21	12.780	1 month Brazilian Interbank Deposit Average	—	247,809
		171,040	01/04/21	10.527	1 month Brazilian Interbank Deposit Average	—	(4,827,749)
		203,020	01/04/21	12.900	1 month Brazilian Interbank Deposit Average	—	594,675
	BRL	408,340	01/04/21	13.265	1 month Brazilian Interbank Deposit Average	—	3,401,467
	KRW	26,509,370	08/13/23	3 month KWCDC	3.415	—	(309,721)
	MYR	34,420	08/15/23	3 month KLIBOR	4.520	—	57,049
	KRW	11,159,200	08/19/23	3 month KWCDC	3.563	—	(255,966)
	MYR	64,380	09/26/23	3 month KLIBOR	4.330	—	434,574
	KRW	31,495,660	10/31/23	3 month KWCDC	3.230	—	91,206
		62,836,430	11/06/23	3 month KWCDC	3.320	—	(256,683)
		18,223,710	11/13/23	3 month KWCDC	3.415	—	(208,264)
		12,906,270	12/23/23	3 month KWCDC	3.470	—	(190,324)
		45,184,500	01/07/24	3 month KWCDC	3.471	—	(743,139)
		20,648,340	01/13/24	3 month KWCDC	3.465	—	(327,116)
		34,996,240	01/15/24	3 month KWCDC	3.445	—	(496,538)
		38,722,640	01/16/24	3 month KWCDC	3.457	—	(584,751)
		54,917,425	01/17/24	3 month KWCDC	3.440	—	(753,687)
		25,805,850	01/27/24	3 month KWCDC	3.383	—	(228,220)
		8,900,000	12/18/28	3 month KWCDC	3.495	—	(139,246)

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty		Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co. International PLC	BRL	86,640		01/04/16	11.215%	1 month Brazilian Interbank Deposit Average	$—	$(183,587)
		153,890		01/04/16	10.190	1 month Brazilian Interbank Deposit Average	—	(1,370,035)
		256,130		01/04/16	11.180	1 month Brazilian Interbank Deposit Average	—	(577,284)
		115,010		01/02/17	12.645	1 month Brazilian Interbank Deposit Average	—	368,054
	MYR	67,180		11/20/18	3 month KLIBOR	3.934%	—	109,446
	BRL	41,240		01/04/21	13.265	1 month Brazilian Interbank Deposit Average	—	340,753
	KRW	36,546,310		06/27/23	3 month KWCDC	3.413	—	(397,663)
		8,653,900		08/16/23	3 month KWCDC	3.485	—	(147,190)
	MYR	198,250	(a)	09/19/23	3 month KLIBOR	4.699	—	1,215,973
		116,840	(a)	09/20/23	3 month KLIBOR	4.802	—	581,964
	KRW	24,219,470		01/09/24	3 month KWCDC	3.455	—	(366,011)
		13,384,100		01/20/24	3 month KWCDC	3.440	—	(182,585)
Royal Bank of Canada	CAD	43,100	(a)	07/25/26	3.810	6 month CDOR	—	900,652
		42,900	(a)	07/30/26	3.820	6 month CDOR	—	912,879
		26,000	(a)	07/25/36	6 month CDOR	3.862	—	(382,789)
		25,900	(a)	07/30/36	6 month CDOR	3.875	—	(415,988)
TOTAL							$(380,734)	$(16,770,862)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$5,100		02/28/15	3 month LIBOR	1.414%	$(30,081)	$(28,469)
NZD	4,685,200	(a)	12/15/15	4.250%	3 month NZDOR	(1,868,925)	18,059
GBP	2,059,310	(a)	02/03/16	6 month BP	1.250	167,280	650,847
	410,460	(a)	05/05/16	6 month BP	1.440	311,185	131,077
	$3,737,300	(a)	05/25/16	2.920	3 month LIBOR	(14,390,764)	11,206,584
	1,776,600	(a)	06/18/16	3 month LIBOR	0.750	(4,039,790)	1,707,469
SEK	21,780,020	(a)	06/18/16	3 month STIBOR	1.500	(17,302,853)	(6,485,803)
JPY	305,197,940	(a)	08/12/16	6 month JYOR	0.420	(2,601,601)	1,244,969
	$639,500	(a)	02/01/17	3 month LIBOR	1.625	(208,649)	964,986
GBP	666,980	(a)	03/05/17	6 month BP	1.660	466,119	2,156,540
	1,204,970	(a)	08/24/17	6 month BP	2.120	(4,927,914)	5,912,258
	$121,500	(a)	10/28/17	1.450	3 month LIBOR	(1,489,782)	265,111
	3,123,700	(a)	11/25/17	3 month LIBOR	1.675	6,698,620	15,604,910

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	$153,900	(a)	11/25/17	3 month LIBOR	1.687%	$462	$1,060,725
	7,623,000	(a)	03/24/18	2.780%	3 month LIBOR	(709,926)	(4,349)
	794,100	(a)	03/24/18	2.800	3 month LIBOR	2,382	76,234
PLN	132,325		12/10/18	6 month WIBOR	3.817	203	(631,539)
	132,325		12/10/18	6 month WIBOR	3.820	203	(636,624)
	121,475		12/10/18	6 month WIBOR	3.844	186	1,589,637
GBP	1,457,780	(a)	02/03/19	2.280	6 month BP	(815,243)	(499,570)
PLN	36,290	(a)	03/10/19	6 month WIBOR	3.565	60	16,930
	18,280	(a)	03/10/19	6 month WIBOR	3.570	30	7,133
GBP	297,960	(a)	05/05/19	2.390	6 month BP	125,705	(1,053,425)
EUR	3,427,370	(a)	06/18/19	1.250	6 month EURO	41,907,319	8,632,499
GBP	593,400	(a)	06/18/19	2.250	6 month BP	1,357,417	3,389,775
CAD	390,560	(a)	06/18/19	2.250	6 month CDOR	372,947	1,470,263
	$6,160,405	(a)	06/18/19	3 month LIBOR	2.000	(42,727,039)	29,444,590
SEK	11,991,020	(a)	06/18/19	3 month STIBOR	2.000	(3,540,745)	(6,865,689)
NZD	1,672,700	(a)	06/18/19	4.750	3 month NZDOR	6,680,145	(5,267,687)
AUD	1,090,000	(a)	06/18/19	6 month AUDOR	3.750	5,958,521	(3,333,503)
GBP	1,254,660	(a)	08/24/20	2.960	6 month BP	14,354,484	5,384,114
	$183,700	(a)	11/25/20	2.940	3 month LIBOR	919	14,604
GBP	477,330	(a)	02/05/21	2.840	6 month BP	(1,055,460)	(2,805,350)
	$3,408,800	(a)	06/18/21	3 month LIBOR	2.500	(24,654,486)	19,279,150
JPY	221,359,500	(a)	06/18/21	6 month JYOR	0.500	3,066,694	5,182,681
	429,624,780		02/12/22	1.080	6 month JYOR	2,889,868	(4,440,372)
GBP	934,470	(a)	03/05/22	2.780	6 month BP	(3,585,336)	(533,289)
	$1,363,700	(a)	03/24/22	3 month LIBOR	2.933	177,913	(3,572,708)
	142,000	(a)	03/24/22	3 month LIBOR	2.958	1,136	(584,287)
NOK	1,134,260	(a)	12/20/22	3 month NIBOR	4.000	(916,101)	(1,856,356)
	$1,997,350	(a)	10/08/23	4.250	3 month LIBOR	3,537,752	20,354,749
JPY	325,915,960	(a)	10/28/23	6 month JYOR	1.250	(1,855,178)	(1,791,266)
	$1,658,000	(a)	11/25/23	3 month LIBOR	3.511	6,939,011	(25,806,388)
	81,100	(a)	11/25/23	3 month LIBOR	3.532	649	(1,047,682)
PLN	150,770		11/28/23	6 month WIBOR	4.163	376	(941,879)
	69,150		12/09/23	6 month WIBOR	4.320	175	(723,222)
	94,700		12/11/23	6 month WIBOR	4.287	241	(897,552)
CAD	94,680	(a)	12/19/23	3 month CDOR	4.000	(1,117,705)	(34,462)
	$105,780	(a)	12/19/23	3 month LIBOR	4.500	(2,467,702)	234,898
SEK	1,020,020	(a)	12/19/23	3 month STIBOR	3.500	(1,631,148)	(337,011)
AUD	41,520	(a)	12/19/23	5.500	6 month AUDOR	93,976	287,165
NZD	58,830	(a)	12/19/23	5.750	3 month NZDOR	(283,756)	674,536
CHF	300,090	(a)	12/19/23	6 month CHFOR	2.500	(4,239,861)	(2,055,053)
EUR	745,775	(a)	12/19/23	6 month EURO	3.250	(22,750,497)	(8,338,822)
	$1,884,800	(a)	01/30/24	4.252	3 month LIBOR	4,025,670	14,549,411
	588,500	(a)	03/20/24	4.250	3 month LIBOR	1,995,681	3,162,286
GBP	428,340	(a)	03/20/24	6 month BP	3.750	(1,243,401)	(1,392,297)
EUR	64,910	(a)	06/18/24	2.000	6 month EURO	666,098	691,150
SEK	2,138,740	(a)	06/18/24	2.750	3 month STIBOR	4,330,241	2,358,265
	$1,411,980	(a)	06/18/24	3 month LIBOR	3.000	(2,210,882)	(6,280,624)
CAD	492,130	(a)	06/18/24	3.000	6 month CDOR	6,587,461	(2,932,745)
AUD	376,770	(a)	06/18/24	4.500	6 month AUDOR	379,899	253,873

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NZD	119,130	(a)	06/18/24	5.250%	3 month NZDOR	$969,420	$278,409
GBP	748,650	(a)	06/18/24	6 month BP	3.000%	(10,004,231)	(4,430,683)
JPY	133,601,960	(a)	06/18/24	6 month JYOR	0.750	11,074,055	2,832,509
GBP	567,330	(a)	02/03/25	6 month BP	3.100	4,065,658	(5,203,674)
JPY	340,972,230	(a)	02/14/25	6 month JYOR	1.720	1,529,524	(568,531)
GBP	114,880	(a)	05/05/25	6 month BP	3.150	(248,685)	521,623
JPY	44,523,270	(a)	05/09/25	6 month JYOR	1.650	4,669,886	(3,122,884)
GBP	475,500	(a)	08/24/25	6 month BP	3.550	(10,806,453)	(9,538,484)
	$153,000	(a)	05/24/26	3.150	3 month LIBOR	1,224	(7,007,354)
CAD	53,900	(a)	06/09/26	4.160	6 month CDOR	410	2,423,890
	35,800	(a)	08/15/26	4.030	6 month CDOR	278	1,302,291
	41,000	(a)	08/16/26	4.010	6 month CDOR	317	1,427,273
	41,700	(a)	08/22/26	4.100	6 month CDOR	317	1,721,253
	39,900	(a)	08/29/26	3.930	6 month CDOR	304	1,118,530
	12,300	(a)	12/20/26	4.070	6 month CDOR	92	398,849
JPY	27,115,470	(a)	05/19/27	1.880	6 month JYOR	(4,070,551)	2,859,517
	$1,441,000	(a)	06/18/29	3 month LIBOR	3.500	(27,899,256)	(3,070,572)
GBP	302,370	(a)	02/05/36	6 month BP	3.500	3,350,692	(241,074)
CAD	21,800	(a)	08/15/36	6 month CDOR	4.065	381	(867,216)
	24,900	(a)	08/16/36	6 month CDOR	4.055	434	(958,100)
	25,300	(a)	08/22/36	6 month CDOR	4.137	433	(1,232,732)
	24,100	(a)	08/29/36	6 month CDOR	3.985	414	(699,645)
	32,900	(a)	09/06/36	6 month CDOR	4.197	564	(1,834,443)
	7,600	(a)	12/31/36	6 month CDOR	4.135	128	(331,498)
	$625,300	(a)	01/30/39	3 month LIBOR	4.370	(1,901,104)	(15,401,573)
	489,000	(a)	06/18/44	3 month LIBOR	3.750	(11,264,156)	(4,737,049)
	79,700	(a)	06/18/44	3.750	3 month LIBOR	33,809	2,574,159
GBP	544,520	(a)	06/18/44	6 month BP	3.500	(26,866,234)	(7,766,206)
EUR	61,630	(a)	06/18/44	6 month EURO	2.500	1,027,560	(1,611,720)
GBP	598,730	(a)	07/21/45	6 month BP	3.100	3,633,904	(2,441,687)
	TOTAL					$(112,268,663)	$13,192,633

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$9,650	(1.000)%	06/20/14	0.016%	$(7,781)	$(16,790)
	People’s Republic of China, 4.25%, 10/28/2014	13,180	(1.000)	03/20/19	0.868	(24,781)	(62,522)
Barclays Bank PLC		98,670	(1.000)	03/20/19	0.868	(328,986)	(324,598)

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA	People’s Republic of China, 4.25%, 10/28/2014	$391,560	(1.000)%	03/20/19	0.868%	$(1,538,912)	$(1,054,755)
		400,750	(1.000)	06/20/19	0.914	(379,530)	(1,473,665)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	20,200	(1.000)	06/20/14	0.016	(17,233)	(34,201)
JPMorgan Securities, Inc.		54,000	(1.000)	06/20/14	0.016	(47,829)	(89,667)
	People’s Republic of China, 4.25%, 10/28/2014	47,260	(1.000)	03/20/19	0.868	(165,345)	(147,703)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	18,100	(1.000)	06/20/14	0.016	(13,602)	(32,485)
Protection Sold:
Bank of America Securities LLC		31,800	1.000	06/20/16	0.216	20,160	547,493
	Tranches of Commercial Mortgage Backed Index AAA Series 3	5,600	0.080	12/13/49	0.597	(181,265)	114,852
	Tranches of Commercial Mortgage Backed Index AAA Series 4	16,300	0.350	02/17/51	0.701	(574,001)	401,923
Credit Suisse International (London)		11,400	0.350	02/17/51	0.701	(387,685)	267,336
JPMorgan Securities, Inc.	Best Buy Co Inc., 5.500%, 03/15/21	27,750	5.000	03/20/19	2.938	2,346,197	299,143
Morgan Stanley & Co. International PLC	Avon Products, 6.500%, 03/01/19	52,425	1.000	12/20/18	2.298	(2,469,419)	(517,279)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	25,625	1.000	06/20/16	0.216	15,529	441,896
TOTAL						$(3,754,483)	$(1,681,022)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Referenced Obligation		Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
CDX North America Investment Grade Index 20		$188,500	(1.000)%	06/20/24	1.146%	$2,589,563	$(327,943)
CDX North America Investment Grade Index 21		937,000	(1.000)	12/20/18	0.609	(13,132,200)	(3,858,877)
Protection Sold:
iTraxx Europe Index Series 20	EUR	238,725	1.000	12/20/18	0.671	4,495,633	577,133

TOTAL						$(6,047,004)	$(3,609,687)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$11,757	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	$10,808	$(19,277)
Barclays Bank PLC	37,899	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	86,556	28,351
Credit Suisse International (London)	85,916	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	186,144	(247,737)
	79,234	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	119,016	121,216
Deutsche Bank Securities, Inc.	454,442	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	(340,981)	1,718,823
JPMorgan Securities, Inc.	226,275	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.000%, Series 12	01/12/43	One month LIBOR	580,388	(744,666)
	52,048	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	236,916	(78,951)
	45,285	Markit MBX Ginnie-Mae Index, 30 year, 4.500%, Series 10	01/12/41	One month LIBOR	126,365	(152,183)
TOTAL					$1,005,212	$625,576

#	The Fund receives monthly coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2014, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2013	$281,200	$1,579,407
Contracts Written	2	1,081,907
Contracts Bought to Close	(140,600)	(1,298,207)
Contracts Expired	(140,602)	(1,363,107)
Contracts Outstanding March 31, 2014	$—	$—

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – 68.2%
	Australian Dollar – 2.6%
	Commonwealth of Australia
AUD	110,000	4.750%		10/21/15	$105,196
	100,000	5.250		03/15/19	100,311
	100,000	5.500		04/21/23	103,277

					308,784

	Brazilian Real – 2.5%
	Brazil Letras do Tesouro Nacional(a)
BRL	48,000	0.000		01/01/15	19,501
	357,000	0.000		01/01/16	128,536
	Brazil Notas do Tesouro Nacional
	196,961	6.000		08/15/22	84,902
	172,941	6.000		08/15/50	68,863

					301,802

	British Pound – 5.3%
	United Kingdom Treasury
GBP	220,000	2.000		01/22/16	375,216
	20,000	4.750		03/07/20	38,314
	50,000	1.750		09/07/22	78,049
	80,000	3.750		07/22/52	140,819

					632,398

	Canadian Dollar – 2.2%
	Government of Canada
CAD	100,000	3.750		06/01/19	99,498
	110,000	1.500		06/01/23	92,420
	40,000	5.750		06/01/33	51,403
	20,000	4.000		06/01/41	21,502

					264,823

	Colombian Peso – 3.5%
	Republic of Colombia
COP	196,300,000	8.000		10/28/15	104,730
	22,700,000	11.000		07/24/20	14,388
	405,200,000	7.000		05/04/22	213,568
	17,900,000	7.500		08/26/26	9,283
	167,500,000	6.000		04/28/28	77,546

					419,515

	Czech Koruna – 0.1%
	Czech Republic Government Bond
CZK	300,000	3.850		09/29/21	17,201

	Danish Krone – 0.7%
	Kingdom of Denmark
DKK	300,000	3.000		11/15/21	62,282
	80,000	4.500		11/15/39	20,626

					82,908

	Euro – 28.7%
	Federal Republic of Germany
EUR	330,000	1.750		10/09/15	465,683
	30,000	1.500		09/04/22	41,946
	30,000	1.500		02/15/23	41,707
	70,000	4.000		01/04/37	123,373
	40,000	2.500		07/04/44	55,925

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Government of Finland(b)
EUR	20,000	1.625%		09/15/22	$27,586
	Government of France
	110,000	1.000		05/25/18	153,428
	100,000	2.250		10/25/22	143,234
	60,000	4.500		04/25/41	105,307
	Hellenic Republic Government Bond(c)
	20,000	1.619		05/21/14	27,183
	40,000	1.015		08/10/14	53,682
	Kingdom of Belgium
	20,000	3.500	(b)	06/28/17	30,184
	30,000	3.000		09/28/19	45,475
	6,000	4.000		03/28/32	9,606
	Kingdom of The Netherlands(b)
	100,000	3.750		07/15/14	139,150
	50,000	4.500		07/15/17	77,996
	120,000	2.250		07/15/22	174,194
	Republic of Austria(b)
	30,000	4.300		09/15/17	46,719
	30,000	3.400		11/22/22	47,104
	5,000	3.150		06/20/44	7,572
	Republic of Italy
	100,000	3.750		08/01/15	143,293
	70,000	4.750		06/01/17	106,590
	80,000	5.250		08/01/17	124,066
	280,000	5.500		11/01/22	456,039
	80,000	4.500		05/01/23	121,946
	12,000	5.750		02/01/33	20,426
	10,000	4.750	(b)	09/01/44	14,939
	Spain Government Bond
	20,000	4.500		01/31/18	30,623
	90,000	3.750		10/31/18	135,021
	160,000	5.400	(b)	01/31/23	260,235
	140,000	3.800	(b)	04/30/24	202,003
	10,000	5.150	(b)	10/31/44	15,853

					3,448,088

	Israeli Shekel – 0.4%
	Israel Government Bond
ILS	140,000	5.500		01/31/22	47,215

	Japanese Yen – 3.0%
	Government of Japan
JPY	16,000,000	0.400		06/20/16	156,061
	15,600,000	1.700		06/20/33	157,400
	4,500,000	1.900		09/20/42	45,663

					359,124

	Malaysian Ringgit – 0.4%
	Malaysia Government Bond
MYR	140,000	3.434		08/15/14	42,925

	Mexican Peso – 4.3%
	United Mexican States
MXN	1,768,980	0.000	(a)	06/26/14	134,440

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2014

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	Mexican Peso – (continued)
MXN	774,335	5.000%		06/16/16	$64,205
	119,400	6.250		06/16/16	9,577
	11,400	7.250		12/15/16	941
	85,923	3.500		12/14/17	7,038
	299,100	4.750		06/14/18	22,708
	481,200	6.500		06/10/21	38,459
	159,500	8.000		12/07/23	13,839
	221,500	7.500		06/03/27	18,471
	256,600	8.500		05/31/29	22,963
	1,736,700	7.750		05/29/31	144,854
	350,300	10.000		11/20/36	35,540
	32,300	8.500		11/18/38	2,862
	1,800	7.750		11/13/42	147

					516,044

	Norwegian Krone – 1.8%
	Kingdom of Norway
NOK	400,000	5.000		05/15/15	69,407
	200,000	4.250		05/19/17	35,945
	400,000	4.500		05/22/19	74,278
	220,000	2.000		05/24/23	34,316

					213,946

	Peruvian Nuevo Sol – 0.2%
	Republic of Peru
PEN	69,000	6.950		08/12/31	24,960
	9,000	6.900		08/12/37	3,171

					28,131

	Polish Zloty – 1.9%
	Poland Government Bond
PLN	40,000	2.500		07/25/18	12,686
	160,000	5.500		10/25/19	57,462
	100,000	5.250		10/25/20	35,584
	254,000	5.750		10/25/21	92,925
	90,000	4.000		10/25/23	29,216

					227,873

	Russian Ruble – 3.0%
	Russian Federation Bond
RUB	30,000	7.500		02/27/19	828
	8,990,000	7.600		07/20/22	241,407
	1,470,000	7.000		01/25/23	37,822
	330,000	7.000		08/16/23	8,389
	2,760,000	7.050		01/19/28	67,849

					356,295

	Singapore Dollar – 0.5%
	Republic of Singapore
SGD	75,000	3.125		09/01/22	62,962

	South African Rand – 1.0%
	Republic of South Africa
ZAR	230,000	7.250		01/15/20	21,025
	1,160,000	6.750		03/31/21	101,833

					122,858

	Foreign Sovereign Debt Obligations – (continued)
	Swedish Krona – 2.3%
	Kingdom of Sweden
SEK	700,000	3.000%		07/12/16	$113,505
	670,000	3.500		06/01/22	115,507
	180,000	1.500		11/13/23	26,300
	100,000	3.500		03/30/39	17,293

					272,605

	Swiss Franc – 1.7%
	Swiss Confederation
CHF	60,000	3.000		01/08/18	75,329
	70,000	2.000		05/25/22	87,400
	30,000	3.500		04/08/33	45,496

					208,225

	Thai Baht – 0.3%
	Thailand Government Bond
THB	580,000	3.650		12/17/21	18,035
	480,000	3.625		06/16/23	14,722
	300,000	3.775		06/25/32	8,672

					41,429

	Turkish Lira – 1.8%
	Turkey Government Bond
TRY	300,000	6.500		01/07/15	135,793
	90,000	8.300		06/20/18	39,922
	30,000	8.800		11/14/18	13,467
	75,000	7.100		03/08/23	29,322

					218,504

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $8,143,095)				$8,193,655

	Government Guaranteed Obligation(d) – 3.5%
	Kreditanstalt fuer Wiederaufbau
EUR	300,000	0.875%		06/25/18	$416,076
	(Cost $415,743)

	Structured Notes – 0.9%
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London))
BRL	106,000	6.000%		04/04/14	$102,449
	(Cost $95,104)

	U.S. Treasury Obligations – 10.4%
	United States Treasury Bonds
	$590,000	5.500	%(e)	08/15/28	$754,775
	390,000	2.750		11/15/42	332,253

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities
$53,460	1.125%	01/15/21	$56,801
40,201	0.375	07/15/23	39,774
50,120	0.625	01/15/24	50,331
20,071	1.375	02/15/44	20,526

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,291,497)			$1,254,460

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $9,945,439)			$9,966,640

Short-term Investment(f) – 15.8%
Repurchase Agreement – 15.8%
Joint Repurchase Agreement Account II
$1,900,000	0.080%	04/01/14	$1,900,000
(Cost $1,900,000)

TOTAL INVESTMENTS – 98.8%
(Cost $11,845,439)			$11,866,640

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			145,404

NET ASSETS – 100.0%			$12,012,044

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,043,535, which represents approximately 8.7% of net assets as of March 31, 2014.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at March 31, 2014.
(d)	Guaranteed by a foreign government until maturity.
(e)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(f)	Joint repurchase agreement was entered into on March 31, 2014. Additional information appears on pages 130-131.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BUBOR	—Budapest Interbank Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	COP/USD	04/21/14	$25,706	$706
	HUF/EUR	06/18/14	49,590	850
	PLN/EUR	06/18/14	24,795	234
	RUB/USD	04/16/14	19,370	373
	USD/COP	04/16/14	116,010	1,560
	USD/EUR	06/18/14	109,510	751
Barclays Bank PLC	AUD/USD	06/18/14	50,733	962
	EUR/CHF	06/18/14	134,506	267
	GBP/USD	06/18/14	69,979	240
	INR/USD	04/04/14	26,129	751
	JPY/CHF	06/18/14	58,858	503
	KRW/USD	04/24/14	51,004	4
	MXN/USD	05/09/14	135,087	231
	MYR/USD	04/14/14	75,517	517
	NOK/SEK	06/18/14	49,483	466
	PHP/USD	04/30/14	78,865	1,056
	PLN/USD	06/18/14	36,312	254
	SGD/USD	04/25/14	108,603	551
	USD/CNH	05/27/14	51,100	1,073
	USD/CNH	06/18/14	98,808	1,192
BNP Paribas SA	EUR/USD	06/18/14	24,795	114
	MYR/USD	05/02/14	95,604	925
	USD/EUR	06/18/14	99,868	436
	USD/KRW	05/12/14	50,322	40
Citibank NA	BRL/USD	04/16/14	114,444	6,107
	CAD/USD	06/18/14	25,280	41
	CLP/USD	04/10/14	23,115	1,115
	EUR/CHF	06/18/14	134,517	256
	KRW/USD	04/30/14	412,967	2,316
	USD/JPY	06/18/14	99,533	467
	USD/RUB	05/05/14	24,983	17
Credit Suisse International (London)	CAD/USD	06/18/14	25,098	98
	CHF/EUR	06/18/14	17,907	24
	COP/USD	04/16/14	13,900	427
	EUR/CHF	06/18/14	179,924	390
	RUB/USD	04/04/14	31,598	978
	RUB/USD	04/07/14	77,695	2,695
	RUB/USD	04/11/14	26,008	1,008
	RUB/USD	04/14/14	72,303	3,303
	RUB/USD	04/16/14	98,670	670
	RUB/USD	04/28/14	101,386	1,386
	RUB/USD	05/05/14	25,191	191
Deutsche Bank AG (London)	BRL/USD	04/07/14	3,382	130
	BRL/USD	04/10/14	16,263	432
	BRL/USD	04/17/14	25,948	484
	COP/USD	04/16/14	16,236	236
	EUR/SEK	06/18/14	99,661	618
	EUR/USD	06/18/14	50,967	67

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London) (continued)	MXN/USD	05/09/14	$48,014	$792
	MYR/USD	04/11/14	20,524	121
	PHP/USD	04/11/14	24,598	110
	PLN/EUR	06/18/14	67,786	17
	PLN/USD	04/25/14	16,428	30
	PLN/USD	06/18/14	37,443	354
	RUB/USD	04/04/14	27,042	1,167
	THB/USD	04/11/14	12,721	7
	USD/CNH	05/27/14	49,170	830
	USD/CNH	06/18/14	21,704	226
	USD/EUR	06/18/14	599,207	3,211
	USD/JPY	06/18/14	50,956	44
HSBC Bank PLC	BRL/USD	04/10/14	32,697	1,022
	GBP/USD	06/18/14	24,992	255
	HUF/EUR	06/18/14	42,035	929
	IDR/USD	04/30/14	150,177	11,334
	MYR/USD	04/30/14	36,957	836
	MYR/USD	05/02/14	25,352	203
	NOK/EUR	06/18/14	50,967	146
	PLN/USD	04/25/14	23,085	5
	USD/EUR	06/18/14	100,557	56
JPMorgan Securities, Inc.	EUR/CHF	06/18/14	130,573	260
	HKD/USD	04/17/14	196,836	44
	ILS/USD	04/30/14	14,047	51
	INR/USD	04/04/14	26,085	621
	MYR/USD	04/14/14	51,065	430
	NOK/SEK	06/18/14	49,414	535
	NOK/USD	06/18/14	26,756	51
	PHP/USD	04/11/14	29,347	151
	PLN/USD	06/18/14	39,356	368
	SEK/NOK	06/18/14	25,308	37
	USD/GBP	04/24/14	56,345	43
	USD/JPY	06/18/14	50,656	344
Morgan Stanley & Co. International PLC	AUD/EUR	06/18/14	49,590	1,512
	BRL/USD	04/10/14	32,697	1,491
	BRL/USD	04/17/14	46,442	1,139
	GBP/USD	06/18/14	74,977	190
	MYR/USD	04/14/14	16,352	102
	TRY/USD	06/18/14	25,078	1,209
Royal Bank of Canada	BRL/USD	04/10/14	32,697	978
	CAD/USD	06/18/14	150,717	717
	COP/USD	04/16/14	25,195	176
	EUR/CHF	06/18/14	130,811	466
	EUR/USD	06/18/14	49,590	13
	GBP/USD	06/18/14	49,985	418
	INR/USD	04/04/14	26,153	985
	KRW/USD	04/24/14	50,369	369
	MXN/USD	06/18/14	25,420	295
	USD/CAD	06/18/14	24,888	112
	ZAR/USD	05/09/14	15,038	324
	ZAR/USD	06/18/14	43,222	1,608
Royal Bank of Scotland PLC	GBP/USD	06/18/14	24,992	87
	TRY/USD	06/18/14	51,306	306

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Standard Chartered Bank	GBP/USD	06/18/14	$24,992	$172
	IDR/USD	04/30/14	42,887	894
	MYR/USD	04/04/14	50,991	304
	USD/COP	04/16/14	116,782	2,108
	USD/EUR	06/18/14	100,557	10
State Street Bank	CAD/USD	06/18/14	25,122	122
	MXN/USD	06/18/14	430,417	5,613
	USD/EUR	06/18/14	74,384	539
	USD/JPY	06/18/14	49,425	236
UBS AG (London)	BRL/USD	04/07/14	26,080	1,080
	BRL/USD	04/10/14	49,130	1,617
	BRL/USD	04/11/14	25,830	830
	BRL/USD	04/14/14	25,995	995
	BRL/USD	04/17/14	25,952	952
	CHF/EUR	06/18/14	49,590	100
	EUR/CHF	06/18/14	169,078	568
	MYR/USD	04/11/14	57,011	294
	PLN/USD	04/25/14	9,575	49
	PLN/USD	06/18/14	36,312	96
	RUB/USD	04/14/14	26,424	1,211
	USD/COP	04/16/14	131,730	2,270
	USD/EUR	05/07/14	1,132,025	8,328
	ZAR/USD	06/18/14	35,703	703
Westpac Banking Corp.	AUD/GBP	06/18/14	49,985	928
	AUD/USD	06/18/14	154,043	4,195
	MYR/USD	04/14/14	8,811	61
	NZD/USD	06/18/14	125,894	1,976
TOTAL				$110,890

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/HUF	06/18/14	$25,212	$(417)
	PLN/HUF	06/18/14	25,434	(260)
	USD/COP	04/21/14	12,547	(47)
	USD/GBP	06/18/14	101,636	(249)
	USD/HUF	06/18/14	161,714	(420)
	USD/KRW	04/03/14	50,296	(296)
	USD/NZD	06/18/14	74,157	(1,863)
	USD/TWD	04/30/14	50,158	(158)
Barclays Bank PLC	CNH/USD	05/27/14	50,922	(779)
	EUR/AUD	06/18/14	12,764	(367)
	USD/GBP	06/18/14	324,902	(609)
	USD/NZD	06/18/14	89,161	(2,387)
	USD/RUB	04/04/14	20,750	(658)
	USD/ZAR	06/18/14	53,590	(621)
BNP Paribas SA	CNH/USD	06/18/14	49,880	(120)
	EUR/AUD	06/18/14	12,668	(271)
	EUR/HUF	06/18/14	24,976	(181)
	KRW/USD	04/03/14	50,335	(126)

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
BNP Paribas SA (continued)	USD/SEK	04/11/14	$83,564	$(361)
	USD/ZAR	05/09/14	19,872	(529)
Citibank NA	EUR/USD	06/18/14	24,795	(140)
	GBP/USD	06/18/14	79,644	(191)
	USD/AUD	04/17/14	13,352	(414)
	USD/AUD	06/18/14	25,828	(686)
	USD/CAD	06/18/14	31,150	(150)
	USD/IDR	04/14/14	10,034	(176)
	USD/ILS	06/18/14	25,141	(141)
	USD/JPY	06/18/14	50,102	(102)
	USD/KRW	04/03/14	25,169	(169)
	USD/KRW	04/24/14	102,926	(1,926)
	USD/NZD	06/18/14	82,849	(2,131)
	USD/RUB	04/14/14	26,116	(1,116)
	USD/RUB	04/16/14	12,450	(516)
	USD/TRY	06/18/14	26,131	(1,131)
Credit Suisse International (London)	EUR/CHF	06/18/14	55,149	(49)
	EUR/USD	06/18/14	49,590	(53)
	USD/CLP	04/07/14	10,281	(281)
	USD/CLP	04/10/14	25,548	(547)
	USD/CLP	04/30/14	25,130	(130)
	USD/CLP	05/09/14	24,833	(565)
	USD/COP	04/16/14	67,926	(2,147)
	USD/COP	04/21/14	12,550	(50)
	USD/GBP	06/18/14	101,636	(883)
	USD/NZD	06/18/14	25,869	(645)
	USD/RUB	04/04/14	52,254	(2,254)
	USD/RUB	04/07/14	77,671	(2,671)
	USD/RUB	04/11/14	25,806	(806)
	USD/RUB	04/14/14	52,246	(2,246)
	USD/RUB	04/16/14	8,678	(294)
	USD/RUB	04/28/14	9,968	(135)
Deutsche Bank AG (London)	CHF/USD	04/30/14	58,406	(182)
	CNH/USD	06/18/14	70,632	(468)
	EUR/HUF	06/18/14	25,065	(270)
	EUR/USD	06/18/14	99,179	(556)
	JPY/USD	06/18/14	24,740	(260)
	PHP/USD	04/10/14	20,881	(244)
	PLN/HUF	06/18/14	25,215	(206)
	RUB/USD	04/16/14	50,480	(77)
	THB/USD	04/03/14	31,242	(14)
	USD/BRL	04/10/14	163,483	(5,243)
	USD/CAD	06/18/14	25,036	(36)
	USD/IDR	04/14/14	50,648	(648)
	USD/INR	04/04/14	78,539	(3,367)
	USD/PHP	04/11/14	36,333	(433)
	USD/PLN	04/25/14	26,188	(278)
	USD/THB	04/03/14	31,242	(242)
	USD/THB	04/11/14	25,398	(19)
	USD/THB	05/08/14	31,193	(7)
	USD/TWD	04/21/14	50,014	(14)
	USD/ZAR	05/09/14	100,026	(3,575)

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC	KRW/USD	04/03/14	$50,254	$(38)
	PHP/USD	04/11/14	24,818	(182)
	RUB/USD	04/16/14	114,686	(5,608)
	TWD/USD	04/30/14	310,830	(3,670)
	USD/AUD	06/18/14	51,655	(1,457)
	USD/BRL	04/30/14	50,043	(43)
	USD/IDR	04/14/14	50,722	(722)
	USD/KRW	05/09/14	50,340	(48)
	USD/NZD	06/18/14	25,006	(242)
	USD/PLN	04/25/14	202,386	(542)
	USD/RUB	04/14/14	26,813	(476)
	USD/SGD	06/18/14	197,845	(1,263)
	USD/TRY	05/09/14	85,425	(3,606)
	USD/TWD	04/24/14	30,578	(278)
JPMorgan Securities, Inc.	USD/TRY	06/18/14	26,042	(1,042)
Morgan Stanley & Co. International PLC	CNH/USD	05/27/14	49,348	(652)
	USD/AUD	06/18/14	25,828	(721)
	USD/BRL	04/16/14	53,493	(3,510)
	USD/BRL	04/17/14	77,569	(2,569)
	USD/BRL	04/30/14	25,160	(160)
	USD/ILS	06/18/14	95,041	(48)
	USD/MYR	04/14/14	50,301	(301)
	USD/TWD	04/25/14	25,173	(173)
Royal Bank of Canada	CAD/USD	06/18/14	50,917	(83)
	DKK/USD	05/12/14	27,665	(3)
	USD/BRL	04/07/14	25,910	(910)
	USD/BRL	04/11/14	25,615	(615)
	USD/BRL	04/30/14	25,086	(86)
	USD/CAD	06/18/14	50,973	(973)
	USD/GBP	04/24/14	121,066	(175)
	USD/MXN	05/09/14	403,122	(3,536)
Royal Bank of Scotland PLC	USD/TRY	06/18/14	156,377	(6,377)
Standard Chartered Bank	CLP/USD	04/16/14	48,358	(1,462)
State Street Bank	JPY/USD	05/15/14	415,633	(4,172)
	USD/CAD	06/18/14	317,526	(2,034)
	USD/MXN	06/18/14	75,717	(717)
	USD/NZD	06/18/14	82,849	(1,151)
UBS AG (London)	CHF/EUR	06/18/14	49,590	(26)
	EUR/USD	06/18/14	49,590	(118)
	USD/BRL	04/07/14	25,565	(565)
	USD/BRL	04/14/14	25,805	(805)
	USD/CLP	04/28/14	20,537	(521)
	USD/KRW	04/03/14	25,124	(124)
	USD/ZAR	06/18/14	25,427	(427)
Westpac Banking Corp.	EUR/AUD	06/18/14	25,478	(683)
	GBP/AUD	06/18/14	25,109	(117)
	USD/AUD	06/18/14	102,388	(2,190)
	USD/NZD	06/18/14	100,888	(326)
	USD/SGD	06/18/14	50,767	(767)
TOTAL				$(105,917)

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(15)	December 2015	$(3,706,687)	$7,779
Eurodollars	(15)	March 2016	(3,695,625)	7,566
2 Year German Euro-Schatz	(4)	June 2014	(608,453)	516
5 Year German Euro-Bobl	7	June 2014	1,209,012	1,819
10 Year German Euro-Bund	1	June 2014	197,527	591
10 Year U.K. Long Gilt	(3)	June 2014	(547,809)	1,044
2 Year U.S Treasury Notes	6	June 2014	1,317,375	(1,698)
5 Year U.S Treasury Notes	(24)	June 2014	(2,854,875)	15,477
10 Year U.S Treasury Notes	(3)	June 2014	(370,500)	2,321
TOTAL				$35,415

SWAP CONTRACTS — At March 31, 2014, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	KRW	6,270	12/13/23	3 month KWCDC	3.488%	$—	$(103)
	EUR	170	12/18/23	1.750%	6 month EURO	—	1,051
	KRW	2,150	01/16/24	3 month KWCDC	3.445	—	(31)
	MXN	610	03/03/26	6.930	Mexico Interbank TIIE 28 Days	—	85
Barclays Bank PLC	BRL	1,000	01/04/16	8.980	1 month Brazilian Interbank Deposit Average	—	(17,510)
		1,020	01/04/16	8.200	1 month Brazilian Interbank Deposit Average	—	(24,845)
	KRW	211,330	05/30/23	3 month KWCDC	2.995	—	4,223
Citibank NA	BRL	210	01/04/16	11.700	1 month Brazilian Interbank Deposit Average	—	(27)
		290	01/04/16	12.170	1 month Brazilian Interbank Deposit Average	—	532
		610	01/04/16	8.890	1 month Brazilian Interbank Deposit Average	—	(11,876)
	PLN	1,300	01/21/18	6 month WIBOR	3.590	—	(3,524)
	CLP	22,720	03/13/19	6 month CLICP	4.650	—	(218)
	ZAR	820	05/09/23	3 month JIBAR	6.380	—	9,656
	PLN	340	07/29/23	6 month WIBOR	3.840	—	(1,130)
	EUR	170	12/18/23	1.750	6 month EURO	(2,355)	3,407
	KRW	6,300	12/18/23	3 month KWCDC	3.420	—	(69)
		73,270	01/10/24	3 month KWCDC	3.475	—	(1,226)
Credit Suisse International (London)	CLP	18,420	02/28/19	6 month CLICP	4.573	—	(74)

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	BRL	310	01/04/16	11.866%	1 month Brazilian Interbank Deposit Average	$—	$(197)
		380	01/04/16	10.370	1 month Brazilian Interbank Deposit Average	—	(2,998)
	KRW	36,990	03/03/17	2.850	3 month KWCDC	—	(35)
	MYR	1,230	11/14/18	3 month KLIBOR	3.880%	—	2,835
	MXN	470	06/01/23	6.255	Mexico Interbank TIIE 28 Days	—	(597)
		170	11/03/23	6.860	Mexico Interbank TIIE 28 Days	—	346
	KRW	14,820	12/17/23	3 month KWCDC	3.456	—	(204)
	EUR	370	12/18/23	1.750	6 month EURO	(2,360)	4,648
JPMorgan Securities, Inc.	BRL	260	01/04/16	11.827	1 month Brazilian Interbank Deposit Average	—	(226)
	MXN	380	05/12/23	5.630	Mexico Interbank TIIE 28 Days	—	(1,854)
	KRW	6,820	12/23/23	3 month KWCDC	3.470	—	(101)
		54,420	01/07/24	3 month KWCDC	3.471	—	(895)
		36,950	01/15/24	3 month KWCDC	3.445	—	(524)
Morgan Stanley & Co. International PLC		95,940	03/04/17	2.878	3 month KWCDC	—	(22)
		55,850	07/11/23	3 month KWCDC	3.405	—	(652)
TOTAL						$(4,715)	$(42,155)

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NZD	2,120	(a)	12/15/15	4.250%	3 month NZDOR	$(1,162)	$325
SEK	9,540	(a)	06/18/16	3 month STIBOR	1.500%	(7,883)	(2,537)
GBP	370	(a)	03/05/17	6 month BP	1.660	347	1,108
	$1,100	(a)	06/18/17	1.250	3 month LIBOR	6,066	(3,352)
	1,300	(a)	11/25/17	3 month LIBOR	1.675	8,368	914
EUR	940	(a)	06/18/19	1.250	6 month EURO	11,474	2,387
	$1,560	(a)	06/18/19	2.000	3 month LIBOR	7,740	(4,377)
GBP	270	(a)	06/18/19	2.250	6 month BP	—	2,160
CAD	180	(a)	06/18/19	2.250	6 month CDOR	1,103	(253)
SEK	5,450	(a)	06/18/19	3 month STIBOR	2.000	(1,920)	(2,809)
NZD	900	(a)	06/18/19	4.750	3 month NZDOR	4,087	(3,327)
AUD	500	(a)	06/18/19	6 month AUDOR	3.750	134	1,070
	$1,600	(a)	11/25/20	2.920	3 month LIBOR	(14,862)	13,498
GBP	160	(a)	02/05/21	2.840	6 month BP	(420)	(874)
JPY	44,180	(a)	06/18/21	0.500	6 month JYOR	(468)	(1,178)
GBP	520	(a)	03/05/22	2.780	6 month BP	(3,227)	935
ZAR	310		08/20/23	8.510	3 month JIBAR	—	402
	$1,010	(a)	10/08/23	4.250	3 month LIBOR	640	11,442
JPY	148,630	(a)	10/08/23	6 month JYOR	1.250%	(1,735)	72
	$700	(a)	11/25/23	3 month LIBOR	3.511	5,853	(13,819)
EUR	710		12/18/23	6 month EURO	1.750	29,126	(33,516)
HUF	37,140	(a)	01/29/24	6 month BUBOR	5.360	1	(6,736)
ZAR	390	(a)	03/14/24	3 month JIBAR	8.550	—	(435)
	$290	(a)	03/20/24	4.250	3 month LIBOR	966	1,576
GBP	210	(a)	03/20/24	6 month BP	3.750	(613)	(680)
	$510	(a)	06/18/24	3 month LIBOR	3.000	(799)	(2,268)
GBP	75	(a)	06/18/24	3.000	6 month BP	972	474
AUD	160	(a)	06/18/24	4.500	6 month AUDOR	298	(29)
JPY	69,390	(a)	06/18/24	6 month JYOR	0.750	5,723	1,500
GBP	330	(a)	03/05/25	6 month BP	3.100	3,331	(2,674)
JPY	70,000	(a)	05/09/25	6 month JYOR	1.650	9,529	(7,096)
	43,000	(a)	05/09/27	1.880	6 month JYOR	(8,578)	6,657
	$850	(a)	06/18/29	3 month LIBOR	3.500	(6,459)	(11,809)
GBP	100	(a)	02/05/36	6 month BP	3.500	1,203	(174)
	$210	(a)	06/18/44	3.750	3 month LIBOR	716	6,156
GBP	150	(a)	06/18/44	6 month BP	3.500	(7,745)	(1,795)
TOTAL						$41,806	$(49,062)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2014.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments

March 31, 2014

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2014, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2014, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Core Fixed Income	$35,600,000	$35,600,079	$36,446,324
Core Plus Fixed Income	26,800,000	26,800,060	27,437,120
Global Income	35,800,000	35,800,080	36,651,078
Strategic Income	285,900,000	285,900,635	292,696,740
World Bond	1,900,000	1,900,004	1,945,169

REPURCHASE AGREEMENTS — At March 31, 2014, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
BNP Paribas Securities Co.	0.080%	$8,874,272	$6,680,632	$8,924,128	$71,268,382	$473,627
Citigroup Global Markets, Inc.	0.090	3,728,686	2,806,988	3,749,633	29,944,698	199,003
Merrill Lynch & Co., Inc.	0.080	8,082,299	6,084,428	8,127,705	64,908,128	431,359
TD Securities (USA) LLC	0.070	5,220,160	3,929,783	5,249,487	41,922,577	278,604
TD Securities (USA) LLC	0.080	5,220,160	3,929,783	5,249,487	41,922,577	278,604
Wells Fargo Securities LLC	0.080	4,474,423	3,368,386	4,499,560	35,933,638	238,803
TOTAL		$35,600,000	$26,800,000	$35,800,000	$285,900,000	$1,900,000

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.161% to 2.400%	02/06/15 to 02/03/20
Federal Home Loan Banks	0.140 to 5.375	02/18/15 to 05/18/16
Federal Home Loan Mortgage Corp.	0.500 to 6.000	04/17/15 to 03/01/44
Federal National Mortgage Association	0.500 to 7.000	07/02/15 to 08/01/47
Government National Mortgage Association	3.000 to 5.000	04/15/18 to 03/20/44
Tennessee Valley Authority	5.250	09/15/39
U.S. Treasury Note	0.250	01/15/15

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2014

Core Fixed Income Fund
Assets:
Investments, at value (cost $1,082,233,469, $238,667,435, $483,901,395, $19,007,393,760 and $9,945,439)	$1,094,624,763
Repurchase agreement, at value which equals cost	35,600,000
Cash	156,542
Foreign currencies, at value (cost $31,239, $2,331,926, $94,087, $136,066,902 and $143,039, respectively)	28,036
Receivables:
Investments sold on an extended-settlement basis	57,400,397
Investment securities sold	—
Interest	5,658,348
Collateral on certain derivative contracts(a)(b)	2,515,258
Fund shares sold	1,123,953
Unrealized gain on swap contracts	1,013,967
Unrealized gain on forward foreign currency exchange contracts	769,162
Upfront payments made on swap contracts	32,297
Reimbursement from investment adviser	—
Due from broker — upfront payment	—
Foreign tax reclaims	—
Variation margin on certain derivative contracts	—
Other assets	25,813
Total assets	1,198,948,536

Liabilities:
Due to custodian	—
Payables:
Investments purchased on an extended-settlement basis	129,881,334
Investments purchased	6,812,070
Fund shares redeemed	1,728,451
Collateral on certain derivative contracts	930,044
Unrealized loss on forward foreign currency exchange contracts	792,554
Amounts owed to affiliates	457,019
Variation margin on certain derivative contracts	151,253
Upfront payments received on swap contracts	245,121
Unrealized loss on swap contracts	133,244
Income distribution	128,067
Forward sale contracts, at value (proceeds received $0, $0, $5,851,641, $150,591,250 and $0, respectively)	—
Due to broker	—
Due to broker — upfront payment	—
Accrued expenses and other liabilities	229,247
Total liabilities	141,488,404

Net Assets:
Paid-in capital	1,075,389,594
Undistributed (distributions in excess of) net investment income	8,304,023
Accumulated net realized gain (loss)	(40,220,732)
Net unrealized gain (loss)	13,987,247
NET ASSETS	$1,057,460,132
Net Assets:
Class A	$134,288,350
Class B	3,636,967
Class C	20,262,294
Institutional	895,504,165
Service	1,836,878
Class IR	1,374,264
Class R	557,214
Total Net Assets	$1,057,460,132
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	12,938,013
Class B	348,787
Class C	1,941,856
Institutional	85,929,879
Service	176,147
Class IR	132,310
Class R	53,616
Net asset value, offering and redemption price per share:(c)
Class A	$10.38
Class B	10.43
Class C	10.43
Institutional	10.42
Service	10.43
Class IR	10.39
Class R	10.39
(a)	Segregated for initial margin on swap transactions of $2,001,134, $1,074,453, $2,198,820, $443,098,618 and $63,323 for the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds, respectively.
(b)	Includes cash on deposit with counterparty of $566,985 and $4,080,000 for the Core Plus Fixed Income and Strategic Income Funds, respectively, relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds is $10.78, $10.83, $13.19, $11.05 and $9.92, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund

$247,429,480	$499,494,589	$19,260,021,570	$9,966,640
26,800,000	35,800,000	1,260,900,000	1,900,000
58,777	—	15,172,887	43,448
2,337,048	94,291	136,276,417	143,347

19,129,870	15,982,383	193,818,763	—
192,123	27,292,999	226,101,070	16,189
1,286,073	4,371,519	119,673,517	124,153
1,713,131	2,448,834	455,767,613	63,323
124,645	535,959	258,331,306	—
225,329	866,666	24,247,050	26,783
296,437	3,174,200	152,796,506	110,890
10,735	17,998	3,728,079	—
69,703	24,078	—	25,844
—	—	1,006,113	—
—	—	—	4,356
6,593	—	392,368	—
9,906	12,317	819,868	5,578
299,689,850	590,115,833	22,109,053,127	12,430,551

—	77,391	—	—

40,676,208	26,672,252	459,215,460	—
1,716,980	593,764	107,127,846	49,583
498,740	56,496,971	28,751,265	—
140,000	2,443,278	229,770,947	—
416,910	1,962,649	157,062,207	105,917
125,863	347,714	11,057,388	7,022
118,935	289,669	8,241,136	6,455
23,440	49,797	6,858,084	4,715
201,182	310,990	42,073,358	68,938
16,870	7,328	7,807,172	—
—	5,796,331	149,885,856	—
—	70,175	—	—
10,986	18,833	—	—
244,692	291,074	353,602	175,877
44,190,806	95,428,216	1,208,204,321	418,507

247,909,635	475,143,137	20,663,664,944	12,514,835
874,407	(221,343)	66,464,330	(391,393)
(2,505,704)	1,402,196	(101,352,308)	(78,207)
9,220,706	18,363,627	272,071,840	(33,191)
$255,499,044	$494,687,617	$20,900,848,806	$12,012,044

$34,402,801	$61,197,933	$3,693,934,329	$98,405
2,239,135	1,059,504	—	—
7,297,746	4,688,102	1,017,133,098	9,795
207,604,231	426,746,339	15,468,554,940	11,884,066
14,389	238,675	—	—
3,807,908	757,064	715,772,812	9,927
132,834	—	5,453,627	9,851
$255,499,044	$494,687,617	$20,900,848,806	$12,012,044

3,301,657	4,820,379	347,216,849	10,303
215,046	83,772	—	—
700,822	371,904	95,573,483	1,026
19,929,393	33,663,604	1,453,953,673	1,244,714
1,381	18,858	—	—
366,747	59,778	67,313,012	1,040
12,756	—	512,931	1,032

$10.42	$12.70	$10.64	$9.55
10.41	12.65	—	—
10.41	12.61	10.64	9.55
10.42	12.68	10.64	9.55
10.42	12.66	—	—
10.38	12.66	10.63	9.55
10.41	—	10.63	9.55

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2014

Core Fixed Income Fund
Investment income:
Interest	$31,626,290

Expenses:
Management fees	4,743,379
Transfer Agent fees(a)	636,484
Distribution and Service fees(a)	631,520
Custody, accounting and administrative services	314,510
Professional fees	122,524
Registration fees	98,047
Printing and mailing costs	96,657
Trustee fees	23,763
Service Share fees — Shareholder Administration Plan	16,775
Service Share fees — Service Plan	16,775
Amortization of offering costs	—
Other	37,389
Total expenses	6,737,823
Less — expense reductions	—
Net expenses	6,737,823
NET INVESTMENT INCOME	24,888,467

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(3,003,730)
Futures contracts	(4,994,147)
Written options	—
Swap contracts	9,725,304
Non-deliverable bond forward contracts	—
Forward foreign currency exchange contracts	(1,161,237)
Foreign currency transactions	676,337
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $4,476 for World Bond Fund)	(25,139,265)
Futures contracts	101,977
Written options	—
Swap contracts	(2,689,264)
Forward foreign currency exchange contracts	220,125
Foreign currency translation	(2,087)
Net realized and unrealized gain (loss)	(26,265,987)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,377,520)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$353,781	$49,339	$225,438	$2,962	$183,966	$6,414	$29,307	$411,520	$2,684	$1,823	$770
Core Plus Fixed Income	90,261	29,726	86,051	890	46,936	3,864	11,187	99,488	7	3,826	231
Global Income	162,945	13,871	51,109	–	84,731	1,803	6,644	176,676	73	800	–
Strategic Income	5,217,499	—	5,869,960	5,514	2,713,099	—	763,095	2,873,352	—	481,519	1,434
World Bond	215	—	97	48	112	—	12	4,684	—	12	12

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund

$8,886,071	$14,812,189	$307,177,010	$257,608

1,347,917	3,342,058	52,485,179	76,864
165,539	270,727	6,832,499	4,832
206,928	227,925	11,092,973	360
346,522	551,260	1,017,128	205,711
126,641	123,365	107,593	125,038
86,274	75,406	176,624	62,657
62,776	58,703	227,224	39,505
21,395	21,865	31,047	12,657
35	457	—	—
35	457	—	—
—	—	—	109,431
19,623	23,331	328,522	14,525
2,383,685	4,695,554	72,298,789	651,580
(638,806)	(823,823)	—	(566,522)
1,744,879	3,871,731	72,298,789	85,058
7,141,192	10,940,458	234,878,221	172,550

824,641	5,600,562	(7,432,975)	(46,970)
(1,015,999)	1,834,324	(61,421,927)	(54,451)
—	33,590	1,787,251	—
922,380	3,853,990	186,488,984	87,103
—	—	—	(23)
(501,254)	(6,245,179)	(100,440,821)	(233,941)
189,668	3,616,545	34,783,584	(156,009)

(5,752,526)	(2,809,183)	163,577,494	186,223
865,993	196,159	34,365,536	42,696
—	—	(827,422)	—
(1,165,987)	(523,919)	(40,570,217)	(93,685)
(210,915)	(2,390,021)	2,683,809	75,668
6,519	104,555	159,777	2,182
(5,837,480)	3,271,423	213,153,073	(191,207)
$1,303,712	$14,211,881	$448,031,294	$(18,657)

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$24,888,467	$26,980,404
Net realized gain	1,242,527	27,192,978
Net change in unrealized gain (loss)	(27,508,514)	24,848,735
Net increase (decrease) in net assets resulting from operations	(1,377,520)	79,022,117

Distributions to shareholders:
From net investment income
Class A Shares	(3,229,048)	(3,666,379)
Class B Shares	(71,991)	(103,723)
Class C Shares	(343,888)	(372,511)
Institutional Shares	(26,759,876)	(30,859,051)
Service Shares	(112,378)	(264,291)
Class IR Shares	(34,701)	(28,570)
Class R Shares	(11,960)	(9,184)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(30,563,842)	(35,303,709)

From share transactions:
Proceeds from sales of shares	212,696,889	314,245,826
Reinvestment of distributions	28,632,885	32,803,710
Cost of shares redeemed(a)	(562,034,991)	(596,890,879)
Net increase (decrease) in net assets resulting from share transactions	(320,705,217)	(249,841,343)
TOTAL INCREASE (DECREASE)	(352,646,579)	(206,122,935)

Net assets:
Beginning of year	1,410,106,711	1,616,229,646
End of year	$1,057,460,132	$1,410,106,711
Undistributed (distributions in excess of) net investment income	$8,304,023	$12,881,414

(a)	Net of $3,029 of redemption fees for Global Income Fund for the fiscal year ended March 31, 2014.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund
For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013

$7,141,192	$7,320,346	$10,940,458	$12,021,067
419,436	9,842,885	8,693,832	26,750,451
(6,256,916)	9,203,897	(5,422,409)	3,753,823
1,303,712	26,367,128	14,211,881	42,525,341

(958,151)	(2,097,695)	(2,869,741)	(3,422,155)
(55,017)	(70,430)	(47,252)	(37,699)
(162,740)	(157,821)	(180,501)	(107,946)
(7,247,473)	(6,435,495)	(21,880,046)	(13,168,429)
(359)	(295)	(8,507)	(3,870)
(86,537)	(70,721)	(29,166)	(15,418)
(3,961)	(1,435)	—	—

—	(2,789,937)	(924,409)	(4,030,873)
—	(137,263)	(18,935)	(66,778)
—	(312,717)	(71,786)	(188,244)
—	(7,381,950)	(7,169,813)	(13,890,223)
—	(422)	(3,069)	(6,107)
—	(85,190)	(9,276)	(18,908)
—	(667)	—	—
(8,514,238)	(19,542,038)	(33,212,501)	(34,956,650)

39,384,369	105,132,375	278,133,116	172,511,841
8,278,108	19,029,155	32,961,613	34,482,719
(143,892,620)	(114,465,116)	(273,363,689)	(520,702,491)
(96,230,143)	9,696,414	37,731,040	(313,707,931)
(103,440,669)	16,521,504	18,730,420	(306,139,240)

358,939,713	342,418,209	475,957,197	782,096,437
$255,499,044	$358,939,713	$494,687,617	$475,957,197
$874,407	$1,255,470	$(221,343)	$12,102,607

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Income Fund
	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013
From operations:
Net investment income	$234,878,221	$76,010,101
Net realized gain (loss)	53,764,096	42,820,581
Net change in unrealized gain (loss)	159,388,977	119,197,608
Net increase (decrease) in net assets resulting from operations	448,031,294	238,028,290

Distributions to shareholders:
From net investment income
Class A Shares	(50,987,382)	(25,443,789)
Class C Shares	(9,792,648)	(6,249,357)
Institutional Shares	(200,729,078)	(75,727,358)
Class IR Shares	(9,935,816)	(2,803,135)
Class R Shares	(23,961)	(564)
From net realized gains
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(271,468,885)	(110,224,203)

From share transactions:
Proceeds from sales of shares	19,226,399,807	2,293,607,272
Reinvestment of distributions	229,033,498	100,590,900
Cost of shares redeemed	(2,216,580,066)	(957,532,280)
Net increase in net assets resulting from share transactions	17,238,853,239	1,436,665,892
TOTAL INCREASE	17,415,415,648	1,564,469,979

Net assets:
Beginning of year	3,485,433,158	1,920,963,179
End of year	$20,900,848,806	$3,485,433,158
Undistributed (distributions in excess of) net investment income	$66,464,330	$18,238,815

(a)	Commenced operations on November 30, 2012.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

World Bond Fund
For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2013(a)

$172,550	$40,101
(404,291)	140,822
213,084	(246,275)
(18,657)	(65,352)

(2,661)	(28)
(211)	(1)
(363,149)	(38,949)
(302)	(30)
(248)	(11)

(113)	—
(11)	—
(13,574)	—
(12)	—
(11)	—

(318)	—
(25)	—
(43,432)	—
(36)	—
(30)	—
(424,133)	(39,019)

93,614	12,036,004
424,133	39,019
(33,444)	(121)
484,303	12,074,902
41,513	11,970,531

11,970,531	—
$12,012,044	$11,970,531
$(391,393)	$164,825

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$10.61	$0.19	$(0.18)	$0.01	$(0.24)
2014 - B	10.66	0.11	(0.18)	(0.07)	(0.16)
2014 - C	10.67	0.11	(0.19)	(0.08)	(0.16)
2014 - Institutional	10.65	0.22	(0.17)	0.05	(0.28)
2014 - Service	10.66	0.15	(0.16)	(0.01)	(0.22)
2014 - IR	10.62	0.21	(0.17)	0.04	(0.27)
2014 - R	10.62	0.16	(0.18)	(0.02)	(0.21)
2013 - A	10.31	0.16	0.36	0.52	(0.22)
2013 - B	10.36	0.08	0.36	0.44	(0.14)
2013 - C	10.37	0.08	0.36	0.44	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)
2012 - A	9.79	0.19	0.53	0.72	(0.20)
2012 - B	9.84	0.12	0.52	0.64	(0.12)
2012 - C	9.84	0.12	0.53	0.65	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)
2011 - A	9.53	0.21	0.29	0.50	(0.24)
2011 - B	9.57	0.14	0.29	0.43	(0.16)
2011 - C	9.58	0.14	0.28	0.42	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)
2010 - A	8.27	0.31	1.27	1.58	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$10.38	0.12%	$134,288	0.83%	0.83%	1.80%	516%
10.43	(0.61)	3,637	1.58	1.58	1.02	516
10.43	(0.71)	20,262	1.58	1.58	1.05	516
10.42	0.47	895,504	0.49	0.49	2.13	516
10.43	(0.03)	1,837	0.98	0.98	1.40	516
10.39	0.37	1,374	0.58	0.58	2.03	516
10.39	(0.13)	557	1.08	1.08	1.54	516
10.61	5.08	159,470	0.81	0.81	1.54	782
10.66	4.28	6,531	1.56	1.56	0.79	782
10.67	4.28	25,723	1.56	1.56	0.79	782
10.65	5.32	1,198,584	0.47	0.47	1.88	782
10.66	4.90	17,528	0.97	0.97	1.35	782
10.62	5.34	1,622	0.56	0.56	1.78	782
10.62	4.72	648	1.06	1.06	1.24	782
10.31	7.37	204,327	0.81	0.81	1.90	687
10.36	6.55	8,065	1.56	1.56	1.14	687
10.37	6.65	28,539	1.56	1.56	1.13	687
10.36	7.81	1,363,229	0.47	0.47	2.23	687
10.36	7.17	10,969	0.97	0.97	1.70	687
10.32	7.74	1,081	0.56	0.56	2.14	687
10.33	7.21	19	1.06	1.06	1.64	687
9.79	5.24	694,255	0.81	0.81	2.13	554
9.84	4.55	11,234	1.56	1.56	1.39	554
9.84	4.44	27,993	1.56	1.56	1.38	554
9.83	5.58	1,041,837	0.47	0.47	2.45	554
9.84	5.17	3,966	0.97	0.97	1.98	554
9.79	5.39	1,538	0.56	0.56	2.30	554
9.80	4.98	17	1.06	1.06	1.88	554
9.53	19.32	804,834	0.82	0.82	3.37	418
9.57	18.36	16,680	1.57	1.57	2.68	418
9.58	18.48	33,260	1.57	1.57	2.62	418
9.57	19.79	705,704	0.48	0.48	3.78	418
9.58	19.05	5,580	0.98	0.98	3.30	418
9.54	19.58	69	0.57	0.57	3.30	418
9.54	19.03	14	1.07	1.07	3.10	418

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$10.57	$0.22	$(0.09)	$0.13	$(0.28)		$—	$(0.28)
2014 - B	10.57	0.14	(0.10)	0.04	(0.20)		—	(0.20)
2014 - C	10.57	0.15	(0.11)	0.04	(0.20)		—	(0.20)
2014 - Institutional	10.57	0.26	(0.09)	0.17	(0.32)		—	(0.32)
2014 - Service	10.57	0.21	(0.10)	0.11	(0.26)		—	(0.26)
2014 - IR	10.54	0.25	(0.11)	0.14	(0.30)		—	(0.30)
2014 - R	10.57	0.19	(0.10)	0.09	(0.25)		—	(0.25)
2013 - A	10.37	0.20	0.57	0.77	(0.25)		(0.32)	(0.57)
2013 - B	10.36	0.12	0.58	0.70	(0.17)		(0.32)	(0.49)
2013 - C	10.37	0.12	0.57	0.69	(0.17)		(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)		(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)		(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)		(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)		(0.32)	(0.54)
2012 - A	10.17	0.27	0.42	0.69	(0.27)		(0.22)	(0.49)
2012 - B	10.16	0.19	0.42	0.61	(0.19)		(0.22)	(0.41)
2012 - C	10.16	0.19	0.43	0.62	(0.19)		(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)		(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)		(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)		(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)		(0.22)	(0.46)
2011 - A	10.20	0.28	0.33	0.61	(0.31	)(d)	(0.33)	(0.64)
2011 - B	10.20	0.21	0.31	0.52	(0.23	)(d)	(0.33)	(0.56)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(d)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(d)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(d)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(d)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(d)	(0.33)	(0.61)
2010 - A	9.16	0.34	1.07	1.41	(0.37)		—	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)		—	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)		—	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)		—	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)		—	(0.34)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Includes a tax return of capital amounting to less than $0.01 per share.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$10.42	1.27%	$34,403	0.84%	1.06%	2.15%	580%
10.41	0.42	2,239	1.59	1.80	1.38	580
10.41	0.42	7,298	1.59	1.81	1.40	580
10.42	1.62	207,604	0.50	0.71	2.46	580
10.42	1.12	14	1.00	1.22	2.01	580
10.38	1.42	3,808	0.59	0.81	2.41	580
10.41	0.92	133	1.09	1.29	1.83	580
10.57	7.48	40,783	0.83	0.98	1.86	1,025
10.57	6.79	3,907	1.58	1.73	1.11	1,025
10.57	6.68	9,993	1.58	1.73	1.11	1,025
10.57	7.84	301,201	0.49	0.64	2.20	1,025
10.57	7.31	14	0.99	1.13	1.70	1,025
10.54	7.76	2,847	0.58	0.73	2.11	1,025
10.57	7.22	195	1.08	1.24	1.68	1,025
10.37	6.89	91,437	0.83	0.99	2.60	767
10.36	6.10	4,924	1.58	1.74	1.85	767
10.37	6.20	10,592	1.58	1.74	1.85	767
10.37	7.25	232,692	0.49	0.65	2.94	767
10.37	6.75	13	0.99	1.15	2.44	767
10.34	6.74	2,739	0.58	0.74	2.82	767
10.37	6.63	21	1.08	1.24	2.37	767
10.17	6.06	93,196	0.83	1.00	2.72	673
10.16	5.27	6,349	1.58	1.75	2.01	673
10.16	5.27	10,824	1.58	1.75	1.99	673
10.17	6.42	198,465	0.49	0.66	3.07	673
10.17	5.91	12	0.99	1.16	2.58	673
10.18	6.32	364	0.58	0.75	2.96	673
10.17	5.80	36	1.08	1.25	2.49	673
10.20	15.60	94,351	0.83	1.14	3.48	419
10.20	14.75	9,193	1.58	1.89	2.87	419
10.20	14.75	12,661	1.58	1.89	2.83	419
10.20	15.99	191,051	0.49	0.80	3.72	419
10.20	15.42	12	0.99	1.30	3.44	419
10.21	16.00	294	0.58	0.89	3.23	419
10.20	15.30	37	1.08	1.39	3.15	419

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$13.20	$0.24	$0.03	$0.27	$(0.58)	$(0.19)	$(0.77)
2014 - B	13.15	0.14	0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - C	13.11	0.14	0.03	0.17	(0.48)	(0.19)	(0.67)
2014 - Institutional	13.18	0.28	0.03	0.31	(0.62)	(0.19)	(0.81)
2014 - Service	13.16	0.22	0.03	0.25	(0.56)	(0.19)	(0.75)
2014 - IR	13.17	0.27	0.02	0.29	(0.61)	(0.19)	(0.80)
2013 - A	13.17	0.22	0.60	0.82	(0.34)	(0.45)	(0.79)
2013 - B	13.12	0.12	0.60	0.72	(0.24)	(0.45)	(0.69)
2013 - C	13.09	0.12	0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27	0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20	0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26	0.59	0.85	(0.38)	(0.45)	(0.83)
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - B	12.58	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)
2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - B	12.69	0.17	(0.11)	0.06	(0.17)	—	(0.17)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)
2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$12.70	2.16%	$61,198	1.04%		1.20%		1.83%		288%
12.65	1.40	1,060	1.79		1.95		1.07		288
12.61	1.40	4,688	1.79		1.95		1.08		288
12.68	2.51	426,746	0.70		0.86		2.19		288
12.66	1.98	239	1.20		1.35		1.70		288
12.66	2.34	757	0.79		0.95		2.09		288
13.20	6.32	79,838	1.04		1.15		1.64		444
13.15	5.55	1,784	1.79		1.90		0.92		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444
13.17	6.16	198,463	1.03		1.14		1.78		333
13.12	5.38	2,310	1.78		1.89		1.07		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333
12.63	1.27	204,116	1.03		1.13		2.03		272
12.58	0.50	2,979	1.78		1.88		1.29		272
12.55	0.60	7,676	1.78		1.88		1.29		272
12.61	1.62	469,982	0.69		0.79		2.36		272
12.59	1.12	151	1.19		1.29		1.89		272
12.61	(0.78)	23	0.78	(d)	0.88	(d)	2.28	(d)	272
12.74	14.73	218,572	1.03		1.11		3.02		237
12.69	13.92	5,143	1.78		1.86		2.30		237
12.66	13.80	7,606	1.78		1.86		2.22		237
12.72	15.14	685,787	0.69		0.77		3.36		237
12.70	14.50	95	1.19		1.27		2.87		237

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2014 - A	$10.46	$0.22	(c)	$0.21	$0.43	$(0.25)	$—	$—	$(0.25)
2014 - C	10.46	0.14	(c)	0.21	0.35	(0.17)	—	—	(0.17)
2014 - Institutional	10.46	0.26	(c)	0.21	0.47	(0.29)	—	—	(0.29)
2014 - IR	10.46	0.25	(c)	0.20	0.45	(0.28)	—	—	(0.28)
2014 - R	10.45	0.21	(c)	0.19	0.40	(0.22)	—	—	(0.22)
2013 - A	9.87	0.32	(c)	0.73	1.05	(0.46)	—	—	(0.46)
2013 - C	9.88	0.24	(c)	0.72	0.96	(0.38)	—	—	(0.38)
2013 - Institutional	9.87	0.35	(c)	0.73	1.08	(0.49)	—	—	(0.49)
2013 - IR	9.87	0.34	(c)	0.73	1.07	(0.48)	—	—	(0.48)
2013 - R	9.87	0.30	(c)	0.71	1.01	(0.43)	—	—	(0.43)
2012 - A	10.03	0.32	(c)	(0.16)	0.16	(0.32)	—	—	(0.32)
2012 - C	10.04	0.24	(c)	(0.15)	0.09	(0.25)	—	—	(0.25)
2012 - Institutional	10.03	0.35	(c)	(0.15)	0.20	(0.36)	—	—	(0.36)
2012 - IR	10.03	0.34	(c)	(0.15)	0.19	(0.35)	—	—	(0.35)
2012 - R	10.03	0.29	(c)	(0.15)	0.14	(0.30)	—	—	(0.30)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30, 2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)	(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)	(0.14)
2011 - Institutional (Commenced June 30, 2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)	(0.22)
2011 - IR (Commenced June 30, 2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)	(0.21)
2011 - R (Commenced June 30, 2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$10.64	4.16%	$3,694,217	0.91%		0.91%		2.08%		302%
10.64	3.37	1,017,213	1.66		1.66		1.31		302
10.64	4.51	15,469,529	0.57		0.57		2.44		302
10.63	4.32	715,823	0.66		0.66		2.32		302
10.63	3.90	5,454	1.16		1.16		1.96		302
10.46	10.80	709,730	0.99		0.99		3.17		727
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727
9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

10.03	2.37	820,664	1.02	(d)	1.08	(d)	2.63	(d)	342
10.04	1.81	82,982	1.77	(d)	1.83	(d)	1.81	(d)	342
10.03	2.51	804,517	0.68	(d)	0.74	(d)	2.96	(d)	342
10.03	2.44	25,158	0.77	(d)	0.83	(d)	2.82	(d)	342
10.03	2.09	25	1.27	(d)	1.33	(d)	2.07	(d)	342

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS WORLD BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEAR ENDED MARCH 31,
2014 - A	$9.92	$0.11		$(0.17)	$(0.06)	$(0.26)	$(0.01)	$(0.04)	$(0.31)
2014 - C	9.91	0.04		(0.15)	(0.11)	(0.20)	(0.01)	(0.04)	(0.25)
2014 - Institutional	9.91	0.14		(0.15)	(0.01)	(0.30)	(0.01)	(0.04)	(0.35)
2014 - IR	9.91	0.14		(0.16)	(0.02)	(0.29)	(0.01)	(0.04)	(0.34)
2014 - R	9.91	0.08		(0.15)	(0.07)	(0.24)	(0.01)	(0.04)	(0.29)

FOR THE PERIOD ENDED MARCH 31,
2013 - A (Commenced November 30, 2012)	10.00	0.02		(0.08)	(0.06)	(0.02)	—	—	(0.02)
2013 - C (Commenced November 30, 2012)	10.00	—	(e)	(0.09)	(0.09)	— (e)	—	—	— (e)
2013 - Institutional (Commenced November 30, 2012)	10.00	0.03		(0.09)	(0.06)	(0.03)	—	—	(0.03)
2013 - IR (Commenced November 30, 2012)	10.00	0.03		(0.09)	(0.06)	(0.03)	—	—	(0.03)
2013 - R (Commenced November 30, 2012)	10.00	0.01		(0.09)	(0.08)	(0.01)	—	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$9.55	(0.43)%	$98	1.05%		5.95%		1.17%		252%
9.55	(1.11)	10	1.72		6.60		0.43		252
9.55	(0.08)	11,887	0.72		5.51		1.46		252
9.55	(0.10)	10	0.78		5.57		1.47		252
9.55	(0.70)	10	1.31		6.10		0.83		252

9.92	(0.69)	21	1.04	(d)	4.59	(d)	0.69	(d)	192
9.91	(0.89)	10	1.78	(d)	5.92	(d)	(0.10	)(d)	192
9.91	(0.58)	11,920	0.71	(d)	4.83	(d)	1.02	(d)	192
9.91	(0.60)	10	0.86	(d)	4.99	(d)	0.97	(d)	192
9.91	(0.78)	10	1.31	(d)	5.42	(d)	0.38	(d)	192

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified
Global Income	A, B, C, Institutional, Service and IR	Non-diversified
Strategic Income	A, C, Institutional, IR and R	Diversified
World Bond	A, C, Institutional, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income and World Bond Funds (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the World Bond Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issue challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and Centrally Cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and Centrally Cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and Centrally Cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and Centrally Cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

v.  Non-Deliverable Bond Forwards — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The Funds adopted the disclosure requirement of netting for the current reporting period. Since these amended principles only require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds’ do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

A MRA governs transactions between a Fund and select counterparties. A MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. A MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

At March 31, 2014, the Funds’ investment in a repurchase agreement was subject to enforceable MRAs. The repurchase agreement on a net basis was as follows:

Repurchase Agreements	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Total gross amount presented in Statements of Assets and Liabilities	$35,600,000	$26,800,000	$35,800,000	$1,260,900,000	$1,900,000
Non-cash Collateral offsetting(1)	(35,600,000)	(26,800,000)	(35,800,000)	(1,260,900,000)	(1,900,000)
Net Amount(2)	$—	$—	$—	$—	$—

(1)	At March 31, 2014, the value of the collateral received from each seller exceeded the value of the related repurchase agreements.
(2)	Net amount represents the net amount due from the counterparty in the event of a default based on the contractual set-off rights under the agreement.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM and GSAMI or their affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2014:

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$340,050,386	$—
Mortgage-Backed Obligations	—	367,992,299	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	245,337,468	47,733,726	—
Asset-Backed Securities	—	26,541,618	—
Foreign Debt Obligations	418,303	17,398,393	—
Municipal Debt Obligations	—	22,260,681	—
Government Guarantee Obligations	—	26,650,464	—
Short-term Investments	—	35,600,000	—
Total	$245,755,771	$884,227,567	$—

Derivative Type
Assets
Options Purchased	$—	$241,425	$—
Forward Foreign Currency Exchange Contracts(a)	—	769,162	—
Futures Contracts(a)	951,588	—	—
Interest Rate Swap Contracts(a)	—	994,881	—
Credit Default Swap Contracts(a)	—	1,031,191	—
Total	$951,588	$3,036,659	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(792,554)	$—
Futures Contracts	(65,998)	—	—
Interest Rate Swap Contracts	—	(910,235)	—
Credit Default Swap Contracts	—	(378,913)	—
Total	$(65,998)	$(2,081,702)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE PLUS FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$67,562,843	$—
Mortgage-Backed Obligations	—	77,105,762	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	39,762,760	8,884,751	—
Asset-Backed Securities	—	25,713,831	—
Foreign Debt Obligations	104,576	8,441,286	—
Structured Notes	—	1,590,292	—
Municipal Debt Obligations	—	12,930,260	—
Government Guarantee Obligations	—	5,162,954	—
Short-term Investments	—	26,800,000	—
Total	$39,867,336	$234,191,979	$—

Derivative Type
Assets
Options Purchased	$—	$170,165	$—
Forward Foreign Currency Exchange Contracts(a)	—	296,437	—
Futures Contracts(a)	424,624	—	—
Interest Rate Swap Contracts(a)	—	896,562	—
Credit Default Swap Contracts(a)	—	177,295	—
Total	$424,624	$1,540,459	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(416,910)	$—
Futures Contracts	(51,869)	—	—
Interest Rate Swap Contracts	—	(778,982)	—
Credit Default Swap Contracts	—	(91,011)	—
Total	$(51,869)	$(1,286,903)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$131,360,058	$67,050,025	$—
Corporate Obligations	—	107,097,999	—
Foreign Debt Obligation	—	11,088,949	—
Asset-Backed Securities	—	15,942,582	—
Mortgage-Backed Obligations	—	125,208,789	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	10,000,747	3,204,913	—
Municipal Debt Obligations	—	10,556,098	—
Government Guarantee Obligations	—	16,073,560	—
Short-term Investments	—	35,800,000	—
Total	$141,360,805	$392,022,915	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(5,796,331)	$—

Derivative Type
Assets
Options Purchased	$—	$1,910,869	$—
Forward Foreign Currency Exchange Contracts(a)	—	3,174,200	—
Futures Contracts(a)	619,571	—	—
Interest Rate Swap Contracts(a)	—	2,259,583	—
Credit Default Swap Contracts(a)	—	543,183	—
Total	$619,571	$7,887,835	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,962,649)	$—
Futures Contracts	(29,107)	—	—
Interest Rate Swap Contracts	—	(1,789,439)	—
Credit Default Swap Contracts	—	(137,548)	—
Total	$(29,107)	$(3,889,636)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$2,021,026,725	$—
Mortgage-Backed Obligations	—	4,071,095,082	—
Asset-Backed Securities	—	1,521,017,014	14,673,000
Foreign Debt Obligations	942,028,273	2,068,861,980	—
Structured Notes	—	16,159,490	—
Municipal Debt Obligations	—	1,309,982,421	—
Government Guarantee Obligation	—	252,537,774	—
U.S. Treasury Obligations	6,535,664,811	—	—
Senior Term Loans	—	192,479,144	81,024,759
Short-term Investments	—	1,260,900,000	—
Total	$7,477,693,084	$12,714,059,630	$95,697,759
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(149,885,856)	$—

Derivative Type
Assets
Options Purchased	$—	$233,471,097	$—
Forward Foreign Currency Exchange Contracts(a)	—	152,796,506	—
Futures Contracts(a)	44,836,642	—	—
Interest Rate Swap Contracts(a)	—	195,741,798	—
Credit Default Swap Contracts(a)	—	2,649,776	—
Total Return Swap Contracts(a)	—	1,868,390	—
Total	$44,836,642	$586,527,567	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(157,062,207)	$—
Futures Contracts	(13,695,380)	—	—
Interest Rate Swap Contract	—	(199,320,027)	—
Credit Default Swap Contracts	—	(7,940,485)	—
Total Return Swap Contracts	—	(1,242,814)	—
Total	$(13,695,380)	$(365,565,533)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

WORLD BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$3,374,247	$4,819,408	$—
Government Guaranteed Obligations	—	416,076	—
Structured Notes	—	102,449	—
U.S. Treasury Obligations	1,254,460	—	—
Short-term Investments	—	1,900,000	—
Total	$4,628,707	$7,237,933	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$110,890	$—
Futures Contracts	37,113	—	—
Interest Rate Swap Contracts	—	77,459	—
Total	$37,113	$188,349	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(105,917)	$—
Futures Contracts	(1,698)	—	—
Interest Rate Swap Contracts	—	(168,676)	—
Total	$(1,698)	$(274,593)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

Variable Rate Senior Loan Interests were valued utilizing quotes from a third-party vendor pricing service. For certain Variable Rate Senior Loans, these vendor quotations utilize single source market quotes. Such Loans were previously categorized as Level 2 within the fair value hierarchy. Given the quotations are supported by single source market quotes, GSAM believes Level 3 is a more appropriate representation within the fair value hierarchy.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2014. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$2,187,894	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(976,233)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	1,031,191	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(378,913)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	769,162		Payable for unrealized loss on forward foreign currency exchange contracts	(792,554)
Total		$3,988,247			$(2,147,700)

Core Plus Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$1,491,351	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(830,851)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	177,295	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(91,011)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	296,437		Payable for unrealized loss on forward foreign currency exchange contracts	(416,910)
Total		$1,965,083			$(1,338,772)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$4,728,516	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(1,818,546)(a)(b)
Credit	Receivable for unrealized gain on swap contracts	543,183		Payable for unrealized loss on swap contracts	(137,548)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	3,235,707		Payable for unrealized loss on forward foreign currency exchange contracts	(1,962,649)
Total		$8,507,406			$(3,918,743)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$475,917,927	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(214,258,221)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	2,649,776		Payable for unrealized loss on swap contracts	(7,940,485)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	152,796,506		Payable for unrealized loss on forward foreign currency exchange contracts	(157,062,207)
Total		$631,364,209			$(379,260,913)

World Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts	$114,572	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(170,374)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	110,890		Payable for unrealized loss on forward foreign currency exchange contracts	(105,917)
Total		$225,462			$(276,291)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $133,244, $201,182, $310,990, $42,073,358 and $68,938 for Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$6,589,413	$(2,167,584)	3,058
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	107,272	49,540	25
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,161,237)	220,125	195
Total		$5,535,448	$(1,897,919)	3,278

Core Plus Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$2,194,627	$188,493	1,189
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(353,996)	(46,073)	20
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(501,254)	(210,915)	379
Total		$1,339,377	$(68,495)	1,588

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$5,220,914	$130,149	1,165
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	166,249	263,265	6
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(6,231,333)	(2,398,943)	395
Total		$(844,170)	$(2,005,529)	1,566

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$91,111,290	$(12,180,406)	46,162
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	19,756,015	(13,205,065)	31
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(100,440,821)	2,683,809	397
Total		$10,426,484	$(22,701,662)	46,590

World Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, non-deliverable bond forward contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts	$32,629	$(50,989)	109
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(233,941)	75,668	421
Total		$(201,312)	$24,679	530

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2014.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2014:

Core Fixed Income
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$—	$442,164	$47,466	$489,630	$(14,202)	$(86,568)	$(100,770)	$388,860	$(300,000)	$88,860
Barclays Bank PLC	—	—	133,230	133,230	—	(241,319)	(241,319)	(108,089)	—	(108,089)
BNP Paribas SA	—	—	220,414	220,414	—	(42,929)	(42,929)	177,485	—	177,485
Citibank NA	—	44,841	27,107	71,948	—	(200,185)	(200,185)	(128,237)	128,237	—
Credit Suisse International (London)	—	21,105	—	21,105	—	—	—	21,105	—	21,105
Deutsche Bank Securities, Inc.	241,425	—	—	241,425	(26,074)	—	(26,074)	215,351	(170,000)	45,351
HSBC Bank PLC	—	—	18,422	18,422	—	(60,836)	(60,836)	(42,414)	—	(42,414)
JPMorgan Securities, Inc.	—	—	11,555	11,555	(68,245)	—	(68,245)	(56,690)	56,690	—
Morgan Stanley & Co. International PLC	—	24,298	—	24,298	—	—	—	24,298	—	24,298
Morgan Stanley Capital Services, Inc.	—	481,559	—	481,559	(24,723)	—	(24,723)	456,836	(456,836)	—
State Street Bank and Trust	—	—	47,272	47,272	—	(43,617)	(43,617)	3,655	—	3,655
Westpac Banking Corp.	—	—	263,696	263,696	—	(117,100)	(117,100)	146,596	—	146,596
Total	$241,425	$1,013,967	$769,162	$2,024,554	$(133,244)	$(792,554)	$(925,798)	$1,098,756	$(741,909)	$356,847

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Core Plus Fixed Income
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$170,165	$79,627	$10,901	$260,693	$(46,612)	$(17,169)	$(63,781)	$196,912	$(40,000)	$156,912
Barclays Bank PLC	—	935	30,790	31,725	(18,154)	(19,621)	(37,775)	(6,050)	6,050	—
BNP Paribas SA	—	—	6,509	6,509	—	(3,014)	(3,014)	3,495	—	3,495
Citibank NA	—	21,028	8,771	29,799	(80,938)	(116,021)	(196,959)	(167,160)	41,692	(125,468)
Credit Suisse International (London)	—	—	44,333	44,333	—	(48,734)	(48,734)	(4,401)	—	(4,401)
Deutsche Bank AG (London)	—	—	31,147	31,147	—	(29,126)	(29,126)	2,021	—	2,021
Deutsche Bank Securities, Inc.	—	10,603	—	10,603	(7,184)	—	(7,184)	3,419	—	3,419
HSBC Bank PLC	—	—	6,828	6,828	—	(20,684)	(20,684)	(13,856)	—	(13,856)
JPMorgan Securities, Inc.	—	2,836	12,296	15,132	(35,968)	(4,500)	(40,468)	(25,336)	—	(25,336)
Morgan Stanley & Co. International PLC	—	16,747	18,350	35,097	(5,589)	(19,715)	(25,304)	9,793	—	9,793
Morgan Stanley Capital Services, Inc.	—	93,553	—	93,553	(4,801)	—	(4,801)	88,752	(88,752)	—
Royal Bank of Canada	—	—	18,147	18,147	—	(65,836)	(65,836)	(47,689)	—	(47,689)
Royal Bank of Scotland PLC	—	—	1,663	1,663	(1,936)	(27,223)	(29,159)	(27,496)	—	(27,496)
Standard Chartered Bank	—	—	2,066	2,066	—	—	—	2,066	—	2,066
State Street Bank and Trust	—	—	28,416	28,416	—	(16,802)	(16,802)	11,614	—	11,614
UBS AG (London)	—	—	45,589	45,589	—	(11,097)	(11,097)	34,492	—	34,492
Westpac Banking Corp.	—	—	30,631	30,631	—	(17,368)	(17,368)	13,263	—	13,263
Total	$170,165	$225,329	$296,437	$691,931	$(201,182)	$(416,910)	$(618,092)	$73,839	$(81,010)	$(7,171)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

Global Income
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$—	$94,429	$55,819	$150,248	$(28,970)	$(84,254)	$(113,224)	$37,024	$—	$37,024
Barclays Bank PLC	—	—	136,607	136,607	(214,682)	(94,999)	(309,681)	(173,074)	150,007	(23,067)
BNP Paribas SA	—	—	32,652	32,652	—	(36,431)	(36,431)	(3,779)	—	(3,779)
Citibank NA	—	—	36,712	36,712	—	(281,798)	(281,798)	(245,086)	—	(245,086)
Credit Suisse International (London)	—	—	210,024	210,024	—	(230,302)	(230,302)	(20,278)	—	(20,278)
Deutsche Bank AG (London)	—	—	156,054	156,054	—	(142,411)	(142,411)	13,643	—	13,643
Deutsche Bank Securities, Inc.	—	4,573	—	4,573	(15,829)	—	(15,829)	(11,256)	—	(11,256)
HSBC Bank PLC	—	—	33,501	33,501	—	(107,007)	(107,007)	(73,506)	—	(73,506)
JPMorgan Securities, Inc.	—	—	75,724	75,724	—	(24,897)	(24,897)	50,827	—	50,827
Morgan Stanley & Co. International PLC	—	414,735	89,233	503,968	(51,509)	(96,561)	(148,070)	355,898	(189,679)	166,219
Royal Bank of Canada	1,849,362	—	88,168	1,937,530	—	(464,690)	(464,690)	1,472,840	(1,472,840)	—
Royal Bank of Scotland PLC	—	—	7,358	7,358	—	(130,831)	(130,831)	(123,473)	—	(123,473)
Standard Chartered Bank	—	—	11,296	11,296	—	(7,210)	(7,210)	4,086	—	4,086
State Street Bank and Trust	—	—	715,766	715,766	—	(83,673)	(83,673)	632,093	—	632,093
UBS AG (London)	61,507	352,929	1,377,224	1,791,660	—	(93,246)	(93,246)	1,698,414	(451,254)	1,247,160
Westpac Banking Corp.	—	—	148,062	148,062	—	(84,339)	(84,339)	63,723	—	63,723
Total	$1,910,869	$866,666	$3,174,200	$5,951,735	$(310,990)	$(1,962,649)	$(2,273,639)	$3,678,096	$(1,963,766)	$1,714,330

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
	Derivative Assets(1)				Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$19,725,113	$5,020,351	$6,725,252	$31,470,716	$(4,081,540)	$(8,305,336)	$(12,386,876)	$19,083,840	$(16,487,831)	$2,596,009
Barclays Bank PLC	—	1,997,354	13,297,111	15,294,465	(3,100,381)	(20,069,031)	(23,169,412)	(7,874,947)	680,000	(7,194,947)
BNP Paribas S.A.	—	—	8,198,154	8,198,154	(147,718)	(1,903,875)	(2,051,593)	6,146,561	—	6,146,561
Citibank NA	64,564,505	1,371,411	3,516,554	69,452,470	(7,182,877)	(18,548,920)	(25,731,797)	43,720,673	(43,720,673)	—
Credit Suisse International (London)	—	615,599	21,611,878	22,227,477	(293,253)	(23,702,384)	(23,995,637)	(1,768,160)	246,729	(1,521,431)
Deutsche Bank AG (London)	—	—	10,584,945	10,584,945	—	(12,057,453)	(12,057,453)	(1,472,508)	—	(1,472,508)
Deutsche Bank Securities, Inc.	46,697,180	4,719,129	—	51,416,309	(8,001,744)	—	(8,001,744)	43,414,565	(43,414,565)	—
HSBC Bank PLC	—	—	3,119,328	3,119,328	(990,813)	(15,475,549)	(16,466,362)	(13,347,034)	—	(13,347,034)
JPMorgan Securities, Inc.	26,960,342	5,651,589	17,257,885	49,869,816	(13,702,136)	(4,073,700)	(17,775,836)	32,093,980	(25,085,000)	7,008,980
Morgan Stanley & Co. International PLC	—	2,616,190	—	2,616,190	(3,741,634)	—	(3,741,634)	(1,125,444)	1,125,444	—
Morgan Stanley Capital Services, Inc.	75,523,957	441,896	14,908,680	90,874,533	(32,485)	(9,023,868)	(9,056,353)	81,818,180	(74,955,166)	6,863,014
Royal Bank of Canada	—	1,813,531	12,555,078	14,368,609	(798,777)	(8,303,757)	(9,102,534)	5,266,075	(897,693)	4,368,382
Royal Bank of Scotland PLC	—	—	830,543	830,543	—	(14,104,902)	(14,104,902)	(13,274,359)	—	(13,274,359)
Standard Chartered Bank	—	—	382,224	382,224	—	—	—	382,224	—	382,224
State Street Bank	—	—	5,922,506	5,922,506	—	(3,596,051)	(3,596,051)	2,326,455	—	2,326,455
UBS AG (London)	—	—	19,219,242	19,219,242	—	(9,322,572)	(9,322,572)	9,896,670	—	9,896,670
Westpac Banking Corp.	—	—	14,667,126	14,667,126	—	(8,574,809)	(8,574,809)	6,092,317	—	6,092,317
Total	$233,471,097	$24,247,050	$152,796,506	$410,514,653	$(42,073,358)	$(157,062,207)	$(199,135,565)	$211,379,088	$(202,508,755)	$8,870,033

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

4. INVESTMENTS IN DERIVATIVES (continued)

World Bond
	Derivative Assets(1)			Derivative Liabilities(1)			Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total
Bank of America Securities LLC	$1,136	$4,474	$5,610	$(134)	$(3,710)	$(3,844)	$1,766	$—	$1,766
Barclays Bank PLC	4,223	8,067	12,290	(42,355)	(5,421)	(47,776)	(35,486)	—	(35,486)
BNP Paribas SA	—	1,515	1,515	—	(1,588)	(1,588)	(73)	—	(73)
Citibank NA	13,595	10,319	23,914	(18,070)	(8,989)	(27,059)	(3,145)	—	(3,145)
Credit Suisse International (London)	—	11,170	11,170	(74)	(13,756)	(13,830)	(2,660)	—	(2,660)
Deutsche Bank AG (London)	—	8,876	8,876	—	(16,139)	(16,139)	(7,263)	—	(7,263)
Deutsche Bank Securities, Inc.	7,829	—	7,829	(4,031)	—	(4,031)	3,798	—	3,798
HSBC Bank PLC	—	14,786	14,786	—	(18,175)	(18,175)	(3,389)	—	(3,389)
JPMorgan Securities, Inc.	—	2,935	2,935	(3,600)	(1,042)	(4,642)	(1,707)	—	(1,707)
Morgan Stanley & Co. International PLC	—	5,643	5,643	(674)	(8,134)	(8,808)	(3,165)	—	(3,165)
Royal Bank of Canada	—	6,461	6,461	—	(6,381)	(6,381)	80	—	80
Royal Bank of Scotland PLC	—	393	393	—	(6,377)	(6,377)	(5,984)	—	(5,984)
Standard Chartered Bank	—	3,488	3,488	—	(1,462)	(1,462)	2,026	—	2,026
State Street Bank	—	6,510	6,510	—	(8,074)	(8,074)	(1,564)	—	(1,564)
UBS AG (London)	—	19,093	19,093	—	(2,586)	(2,586)	16,507	—	16,507
Westpac Banking Corp.	—	7,160	7,160	—	(4,083)	(4,083)	3,077	—	3,077
Total	$26,783	$110,890	$137,673	$(68,938)	$(105,917)	$(174,855)	$(37,182)	$—	$(37,182)

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2014, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.39%
Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45
Global Income	0.65	0.59	0.56	0.55	0.54	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.51
World Bond	0.65	0.59	0.56	0.54	0.53	0.65

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2014, Goldman Sachs waived a portion of the distribution and service fees equal to 0.09% of the average daily net assets attributable to Class C Shares of the World Bond Fund.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended March 31, 2014, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Core Fixed Income	$4,214	$—	$712
Core Plus Fixed Income	2,956	—	4
Global Income	3,579	—	—
Strategic Income	684,515	N/A	109
World Bond	316	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expense” of the Funds (excluding transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds are 0.104%, 0.004%, 0.004%, 0.054% and 0.014%, respectively. These Other Expense limitations will remain in place through at least July 29, 2014, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM and GSAMI have agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Distribution Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
Core Plus Fixed Income	$—	$638,806	$638,806
Global Income	—	823,823	823,823
World Bond	9	566,513	566,522

As of March 31, 2014, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$359,430	$49,219	$48,370	$457,019
Core Plus Fixed Income	97,896	15,627	12,340	125,863
Global Income	305,879	17,858	23,977	347,714
Strategic Income	8,391,895	1,595,823	1,069,670	11,057,388
World Bond	6,575	33	414	7,022

G.  Line of Credit Facility — As of March 31, 2014, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2014, the Funds did not have any borrowings under the facility. The facility was increased to $1,080,000,000 effective May 6, 2014.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2014, Goldman Sachs earned approximately $99,933, $47,432, $1,521,330 and $1,257 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Core Plus Fixed Income, Strategic Income and World Bond Funds, respectively.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2014, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	35%	33%

As of March 31, 2014, Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Service, Class IR and Class R Shares of the following Funds:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Core Plus Fixed Income	—%	—%	—%	100%	—%	10%
World Bond	10	100	100	N/A	100	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2014, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$6,256,937,320	$327,769,225	$6,125,713,100	$646,965,106
Core Plus Fixed Income	1,714,454,442	93,561,128	1,709,946,873	197,340,960
Global Income	996,747,244	496,787,015	996,354,638	485,184,864
Strategic Income	28,226,155,417	14,305,208,753	20,602,503,612	5,897,160,778
World Bond	8,226,403	14,917,168	11,310,271	13,119,551

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Distributions paid from:
Ordinary income	$30,563,842	$8,514,238	$25,061,645	$271,468,885	$380,292
Net long-term capital gains	—	—	8,150,856	—	—
Total taxable distributions	$30,563,842	$8,514,238	$33,212,501	$271,468,885	$380,292
Tax return of capital	$—	$—	$—	$—	$43,841

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Distributions paid from:
Ordinary income	$35,303,709	$16,765,076	$27,571,748	$110,224,203	$39,019
Net long-term capital gains	—	2,776,962	7,384,902	—	—
Total taxable distributions	$35,303,709	$19,542,038	$34,956,650	$110,224,203	$39,019

As of March 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Undistributed ordinary income — net	$9,206,796	$942,408	$12,242,984	$134,266,217	$—
Undistributed long-term capital gains	—	—	1,198,798	—	—
Total undistributed earnings	$9,206,796	$942,408	$13,441,782	$134,266,217	$—
Capital loss carryovers:(1)(2)
Expiring 2018	$(35,295,100)	$—	$—	$—	$—
Perpetual Short-term	(193,915)	(1,849,007)	—	—	—
Perpetual Long-term	(3,542,757)	—	—	(33,253,940)	(9,851)
Total capital loss carryovers	$(39,031,772)	$(1,849,007)	$—	$(33,253,940)	$(9,851)
Timing differences (Qualified Late Year Losses, Income Distribution Payable and Straddle Loss Deferrals)	$(444,600)	$(324,905)	$(9,269,139)	$(96,060,521)	$(401,178)
Unrealized gains (losses) — net	12,340,114	8,820,913	15,371,837	232,232,106	(91,762)
Total accumulated earnings (losses) — net	$(17,929,462)	$7,589,409	$19,544,480	$237,183,862	$(502,791)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.
(2)	The Strategic Income Fund utilized $32,890,604 of capital losses in the current fiscal year.

As of March 31, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Tax Cost	$1,117,850,062	$265,468,083	$520,350,923	$20,271,203,170	$11,874,491
Gross unrealized gain	24,504,234	10,878,284	22,028,322	354,135,526	314,527
Gross unrealized loss	(12,129,533)	(2,116,887)	(7,084,656)	(104,417,126)	(322,378)
Net unrealized gain	$12,374,701	$8,761,397	$14,943,666	$249,718,400	$(7,851)
Net unrealized gain (loss) on other investments	(34,587)	59,516	428,171	(17,486,294)	(83,911)
Net unrealized security gain (loss)	$12,340,114	$8,820,913	$15,371,837	$232,232,106	$(91,762)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, foreign currency contracts, premium amortization, swap contracts, and differences related to the tax treatment of swap transactions.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and the differences in tax treatment relating to the recognition of income and gains (losses) of certain bonds, consent fees, material modification of debt securities, paydowns, swap transactions, foreign capital gains tax, foreign currency transactions, certain non-deductible expenses, and underlying fund investments.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Core Fixed Income	$—	$(1,097,984)	$1,097,984
Core Plus Fixed Income	—	(991,983)	991,983
Global Income	—	(1,750,805)	1,750,805
Strategic Income	—	(84,816,179)	84,816,179
World Bond	(320)	362,517	(362,197)

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

8. OTHER RISKS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Global Income and World Bond Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if their investments were not so concentrated.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,785,222	$28,856,506	4,681,818	$49,675,321
Reinvestment of distributions	300,504	3,112,538	330,702	3,504,528
Shares converted from Class B(a)	11,156	115,426	10,340	109,462
Shares redeemed	(5,188,060)	(53,846,947)	(9,804,238)	(103,481,361)
	(2,091,178)	(21,762,477)	(4,781,378)	(50,192,050)
Class B Shares
Shares sold	23,874	250,589	90,138	960,888
Reinvestment of distributions	6,288	65,399	8,812	93,844
Shares converted to Class A(a)	(11,102)	(115,426)	(10,291)	(109,462)
Shares redeemed	(282,968)	(2,950,053)	(254,319)	(2,704,439)
	(263,908)	(2,749,491)	(165,660)	(1,759,169)
Class C Shares
Shares sold	319,643	3,330,085	562,325	5,982,989
Reinvestment of distributions	30,508	317,257	31,819	339,053
Shares redeemed	(819,762)	(8,555,689)	(935,045)	(9,950,689)
	(469,611)	(4,908,347)	(340,901)	(3,628,647)
Institutional Shares
Shares sold	17,097,328	178,132,000	23,183,527	246,745,779
Reinvestment of distributions	2,404,153	25,010,333	2,688,015	28,596,094
Shares redeemed	(46,078,986)	(479,042,934)	(45,005,433)	(477,018,455)
	(26,577,505)	(275,900,601)	(19,133,891)	(201,676,582)
Service Shares
Shares sold	119,215	1,267,798	869,006	9,304,302
Reinvestment of distributions	7,704	80,993	21,804	232,444
Shares redeemed	(1,594,760)	(16,451,446)	(305,245)	(3,250,831)
	(1,467,841)	(15,102,655)	585,565	6,285,915
Class IR Shares
Shares sold	69,352	725,363	73,170	775,636
Reinvestment of distributions	3,347	34,684	2,692	28,563
Shares redeemed	(93,192)	(967,665)	(27,771)	(293,735)
	(20,493)	(207,618)	48,091	510,464
Class R Shares
Shares sold	12,930	134,548	76,174	800,911
Reinvestment of distributions	1,126	11,681	863	9,184
Shares redeemed	(21,418)	(220,257)	(17,929)	(191,369)
	(7,362)	(74,028)	59,108	618,726
NET DECREASE	(30,897,898)	$(320,705,217)	(23,729,066)	$(249,841,343)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Plus Fixed Income Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	673,150	$7,008,250	1,637,233	$17,397,113
Reinvestment of distributions	88,873	921,797	446,199	4,730,655
Shares converted from Class B(a)	37,789	390,984	47,896	507,090
Shares redeemed	(1,354,881)	(14,045,948)	(7,088,827)	(75,154,818)
	(555,069)	(5,724,917)	(4,957,499)	(52,519,960)
Class B Shares
Shares sold	10,280	107,103	59,794	636,704
Reinvestment of distributions	4,667	48,376	17,549	185,708
Shares converted to Class A(a)	(37,808)	(390,984)	(47,941)	(507,090)
Shares redeemed	(131,773)	(1,365,923)	(134,780)	(1,426,019)
	(154,634)	(1,601,428)	(105,378)	(1,110,697)
Class C Shares
Shares sold	94,070	982,490	146,123	1,556,360
Reinvestment of distributions	12,578	130,328	35,822	379,102
Shares redeemed	(351,437)	(3,640,507)	(258,208)	(2,729,977)
	(244,789)	(2,527,689)	(76,263)	(794,515)
Institutional Shares
Shares sold	2,894,341	30,210,185	8,048,909	85,285,400
Reinvestment of distributions	683,145	7,088,035	1,280,624	13,574,960
Shares redeemed	(12,142,228)	(124,616,000)	(3,278,395)	(34,969,634)
	(8,564,742)	(87,317,780)	6,051,138	63,890,726
Service Shares
Reinvestment of distributions	34	359	68	717
Shares redeemed	(1)	(11)	—	—
	33	348	68	717
Class IR Shares
Shares sold	96,501	994,662	7,670	82,168
Reinvestment of distributions	8,369	86,537	14,749	155,912
Shares redeemed	(8,180)	(84,562)	(17,256)	(181,588)
	96,690	996,637	5,163	56,492
Class R Shares
Shares sold	7,725	81,679	16,521	174,630
Reinvestment of distributions	258	2,676	198	2,101
Shares redeemed	(13,643)	(139,669)	(291)	(3,080)
	(5,660)	(55,314)	16,428	173,651
NET INCREASE (DECREASE)	(9,428,171)	$(96,230,143)	933,657	$9,696,414

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,256,050	$16,192,070	1,910,820	$25,697,467
Reinvestment of distributions	290,430	3,689,114	545,155	7,249,918
Shares converted from Class B(a)	2,177	28,021	6,962	93,337
Shares redeemed	(2,776,709)	(36,099,908)	(11,481,258)	(153,755,347)
	(1,228,052)	(16,190,703)	(9,018,321)	(120,714,625)
Class B Shares
Shares sold	6,345	80,811	14,828	197,423
Reinvestment of distributions	4,583	57,920	7,041	93,122
Shares converted to Class A(a)	(2,186)	(28,021)	(6,989)	(93,337)
Shares redeemed	(60,610)	(780,656)	(55,252)	(733,591)
	(51,868)	(669,946)	(40,372)	(536,383)
Class C Shares
Shares sold	71,705	916,627	50,879	673,410
Reinvestment of distributions	18,636	234,526	19,740	260,226
Shares redeemed	(157,602)	(2,021,855)	(117,424)	(1,558,609)
	(67,261)	(870,702)	(46,805)	(624,973)
Institutional Shares
Shares sold	20,189,024	260,329,764	10,923,074	145,381,905
Reinvestment of distributions	2,281,831	28,936,451	2,021,543	26,842,881
Shares redeemed	(18,240,934)	(234,141,552)	(27,183,640)	(364,157,994)
	4,229,921	55,124,663	(14,239,023)	(191,933,208)
Service Shares
Shares sold	9,195	117,986	3,449	45,879
Reinvestment of distributions	409	5,160	170	2,246
Shares redeemed	(1,736)	(22,371)	(7,021)	(93,515)
	7,868	100,775	(3,402)	(45,390)
Class IR Shares
Shares sold	38,499	495,858	38,818	515,757
Reinvestment of distributions	3,033	38,442	2,587	34,326
Shares redeemed	(23,131)	(297,347)	(30,597)	(403,435)
	18,401	236,953	10,808	146,648
NET INCREASE (DECREASE)	2,909,009	$37,731,040	(23,337,115)	$(313,707,931)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2014

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2013

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	322,194,347	$3,403,126,196	40,551,970	$417,088,326
Reinvestment of distributions	4,652,222	49,226,533	2,375,483	24,142,768
Shares redeemed	(47,483,395)	(501,731,244)	(48,802,201)	(487,706,383)
	279,363,174	2,950,621,485	(5,874,748)	(46,475,289)
Class C Shares
Shares sold	78,761,666	832,427,995	11,404,892	117,837,288
Reinvestment of distributions	718,692	7,608,168	509,758	5,208,789
Shares redeemed	(6,797,147)	(71,866,744)	(4,066,992)	(41,003,910)
	72,683,211	768,169,419	7,847,658	82,042,167
Institutional Shares
Shares sold	1,354,175,002	14,312,386,204	164,944,585	1,686,890,601
Reinvestment of distributions	15,331,342	162,263,498	6,687,871	68,452,667
Shares redeemed	(147,768,195)	(1,562,144,611)	(40,080,385)	(408,289,110)
	1,221,738,149	12,912,505,091	131,552,071	1,347,054,158
Class IR Shares
Shares sold	63,725,398	672,837,499	6,931,385	71,790,777
Reinvestment of distributions	937,543	9,917,406	272,756	2,786,136
Shares redeemed	(7,630,689)	(80,623,752)	(2,023,847)	(20,514,381)
	57,032,252	602,131,153	5,180,294	54,062,532
Class R Shares
Shares sold	530,341	5,621,913	27	280
Reinvestment of distributions	1,688	17,893	54	540
Shares redeemed	(20,230)	(213,715)	(1,890)	(18,496)
	511,799	5,426,091	(1,809)	(17,676)
NET INCREASE	1,631,328,585	$17,238,853,239	138,703,466	$1,436,665,892

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	World Bond Fund

	For the Fiscal Year Ended March 31, 2014		For the Fiscal Period Ended March 31, 2013(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,356	$92,614	2,100	$20,949
Reinvestment of distributions	326	3,092	3	28
Shares redeemed	(1,475)	(13,973)	(7)	(71)
	8,207	81,733	2,096	20,906
Class C Shares
Shares sold	—	—	1,000	10,010
Reinvestment of distributions	26	248	1	1
Shares redeemed	—	—	(1)	(10)
	26	248	1,000	10,001
Institutional Shares
Shares sold	106	1,000	1,198,497	11,985,025
Reinvestment of distributions	44,287	420,155	3,895	38,949
Shares redeemed	(2,069)	(19,471)	(2)	(20)
	42,324	401,684	1,202,390	12,023,954
Class IR Shares
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	37	349	3	30
Shares redeemed	—	—	(1)	(10)
	37	349	1,003	10,030
Class R Shares
Shares sold	—	—	1,001	10,010
Reinvestment of distributions	30	289	2	11
Shares redeemed	—	—	(1)	(10)
	30	289	1,002	10,011
NET INCREASE	50,624	$484,303	1,207,491	$12,074,902

(a)	Commenced operations on November 30, 2012.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Multi Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Strategic Income and Goldman Sachs World Bond Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2014 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 28, 2014

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2014 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund				Strategic Income Fund				World Bond Fund
Share Class	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*	Beginning Account Value 10/1/13	Ending Account Value 3/31/14		Expenses Paid for the 6 months ended 3/31/14*
Class A
Actual	$1,000.00	$1,021.60		$4.23	$1,000.00	$1,026.70		$4.24	$1,000.00	$1,031.10		$5.27	$1,000.00	$1,028.70		$4.55	$1,000.00	$1,014.60		$5.27
Hypothetical 5% return	1,000.00	1,020.74	+	4.23	1,000.00	1,020.74	+	4.23	1,000.00	1,019.75	+	5.24	1,000.00	1,020.44	+	4.53	1,000.00	1,019.70	+	5.29
Class B
Actual	1,000.00	1,017.70		8.00	1,000.00	1,022.90		8.02	1,000.00	1,027.40		9.05	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.00	+	8.00	1,000.00	1,017.00	+	8.00	1,000.00	1,016.01	+	9.00	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	1,000.00	1,016.70		7.99	1,000.00	1,022.90		8.02	1,000.00	1,027.40		9.05	1,000.00	1,024.80		8.33	1,000.00	1,011.90		8.93
Hypothetical 5% return	1,000.00	1,017.00	+	8.00	1,000.00	1,017.00	+	8.00	1,000.00	1,016.01	+	9.00	1,000.00	1,016.70	+	8.30	1,000.00	1,016.06	+	8.95
Institutional
Actual	1,000.00	1,022.30		2.52	1,000.00	1,028.40		2.53	1,000.00	1,032.90		3.55	1,000.00	1,030.40		2.83	1,000.00	1,017.40		3.52
Hypothetical 5% return	1,000.00	1,022.44	+	2.52	1,000.00	1,022.44	+	2.52	1,000.00	1,021.44	+	3.53	1,000.00	1,022.14	+	2.82	1,000.00	1,021.44	+	3.53
Service
Actual	1,000.00	1,020.70		5.04	1,000.00	1,026.00		5.00	1,000.00	1,030.40		6.07	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.95	+	5.04	1,000.00	1,020.00	+	4.99	1,000.00	1,018.95	+	6.04	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,022.80		2.98	1,000.00	1,027.00		2.98	1,000.00	1,031.60		4.00	1,000.00	1,030.00		3.29	1,000.00	1,017.20		3.82
Hypothetical 5% return	1,000.00	1,021.99	+	2.97	1,000.00	1,021.99	+	2.97	1,000.00	1,020.99	+	3.98	1,000.00	1,021.69	+	3.28	1,000.00	1,021.14	+	3.83
Class R
Actual	1,000.00	1,019.30		5.49	1,000.00	1,025.40		5.50	N/A	N/A		N/A	1,000.00	1,027.40		5.81	1,000.00	1,014.40		6.43
Hypothetical 5% return	1,000.00	1,019.50	+	5.49	1,000.00	1,019.50	+	5.49	N/A	N/A		N/A	1,000.00	1,019.20	+	5.79	1,000.00	1,018.55	+	6.44

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	0.83%	1.58%	1.58%	0.49%	0.98%	0.58%	1.08%
Core Plus Fixed Income	0.84	1.59	1.59	0.50	1.00	0.59	1.09
Global Income	1.04	1.79	1.79	0.70	1.20	0.79	N/A
Strategic Income	0.91	N/A	1.66	0.57	N/A	0.66	1.16
World Bond	1.05	N/A	1.72	0.72	N/A	0.78	1.31

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposal below:

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.704	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Fund Complex.	108	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”) and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2014, the Trust consisted of 93 portfolios (87 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 14 portfolios (12 of which offered shares to the public) and GSCSF consisted of one portfolio. The Goldman Sachs Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”) and Goldman Sachs MLP Income Opportunities Funds (“GSMLP”), and with respect to Mr. McNamara, GSTII and GSMLP. GSTII, GSBDC and GSMLP each consisted of one portfolio. GSBDC did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present);

Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and

Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and

Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2014.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Global Income Fund designates $8,150,856 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2014.

Pursuant to Section 871(k) of the Internal Revenue Code, the Global Income and World Bond Funds designate $46,432 and $13,629, respectively, as short-term capital gain dividends paid during the year ended March 31, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $935.2 billion in assets under supervision as of March 31, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Long Short Credit Strategies Fund[2]

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights3

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[3]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[4]	Effective at the close of business February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end fund.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 129572.MF.MED.TMPL/5/2014 MSFIAR14 / 178k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,208,710	$3,311,663	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$723,485	$538,925	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $896,535 and $726,025 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2014